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                                                              File No. 811-03225
                                                                File No. 2-73223
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]
     Post-Effective Amendment No. 27                                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]
          Amendment No. 27                                                 [X]

                        (Check appropriate box or boxes)

                          SECURITY MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:
                                 (785) 438-3000

                                             Copies To:
Michael G. Odlum, President                  Amy J. Lee, Secretary
Security Municipal Bond Fund                 Security Municipal Bond Fund
One Security Benefit Place                   One Security Benefit Place
Topeka, KS 66636-0001                        Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate date of proposed public offering: May 1, 2005

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2005, pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on May 1, 2005, pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on May 1, 2005, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

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                                                                     May 1, 2005


SECURITY FUNDS (SM)

[ ] Security Diversified Income Fund (Formerly U.S. Government Fund)

[ ] Security High Yield Fund

[ ] Security Income Opportunity Fund

[ ] Security Municipal Bond Fund

[ ] Security Cash Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[SECURITY DISTRIBUTORS, INC. LOGO]

A Member of The Security
Benefit
Group of Companies
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TABLE OF CONTENTS

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
FUND INVESTMENT
    OBJECTIVES AND STRATEGIES.............................                  3
    Security Diversified Income Fund......................                  3
    Security High Yield Fund..............................                  4
    Security Income Opportunity Fund......................                  5
    Security Municipal Bond Fund..........................                  7
    Security Cash Fund....................................                  8

PRINCIPAL RISKS...........................................                  9
    Interest Rate Risk....................................                  9
    Credit Risk...........................................                  9
    Prepayment Risk.......................................                 10
    Senior Loans..........................................                 10
    Unsecured and Subordinated Loans......................                 11
    Special Situation Investments.........................
    Special Risks Associated with
      Mortgage-Backed Securities..........................                 11
    Market Risk...........................................                 12
    Management Risk.......................................
    Options and Futures...................................                 12
    Foreign Securities....................................                 12
    Restricted Securities.................................                 12
    High Yield Securities.................................                 12
    Municipal Security Risk...............................                 12
    Additional Information................................                 12
    Portfolio Holdings....................................                 13

PAST PERFORMANCE..........................................                 13

FEES AND EXPENSES OF THE FUNDS............................                 18

INVESTMENT MANAGER........................................                 22
    Management Fees.......................................                 22
    Portfolio Managers....................................                 22

SUB-ADVISERS..............................................                 22
    Portfolio Managers....................................                 23

BUYING SHARES.............................................                 24
    Customer Identification and Verification..............                 24
    Market Timing/Short-Term Trading......................                 24
    Class A Shares........................................                 26
    Class A Distribution Plan.............................                 27
    Class B Shares........................................                 27
    Class B Distribution Plan.............................                 27
    Class C Shares........................................                 28
    Class C Distribution Plan.............................                 28
    Cash Fund.............................................                 28
    Waiver of Deferred Sales Charge.......................                 29

SELLING SHARES............................................                 29
    By Mail...............................................                 29
    By Telephone..........................................                 30
    By Broker.............................................                 30
    Cash Fund.............................................                 30
    Payment of Redemption Proceeds........................                 30
    Redemption Charge (Income Opportunity Fund Class
      A Shares)...........................................                 31

DETERMINATION OF NET ASSET VALUE..........................                 31

DIVIDENDS AND TAXES.......................................                 32
    Tax on Distributions..................................                 32
    Taxes on Sales or Exchanges...........................                 33
    Backup Withholding....................................                 33
    New Tax Legislation...................................                 33

SHAREHOLDER SERVICES......................................                 33
    Accumulation Plan.....................................                 33
    Systematic Withdrawal Program.........................                 34
    Exchange Privilege....................................                 34
    Retirement Plans......................................                 36

INVESTMENT POLICIES AND MANAGEMENT PRACTICES..............                 36
    Convertible Securities................................                 36
    Foreign Securities....................................                 36
    Asset-Backed Securities...............................                 36
    Mortgage-Backed Securities............................                 37
    Restricted Securities.................................                 38
    Lower Rated Debt Securities...........................                 38
    Senior Loans..........................................                 38
    U.S. Government Securities............................                 39
    Guaranteed Investment Contracts ("GICs")..............                 40
    Cash Reserves.........................................                 40
    Borrowing.............................................                 40
    Futures and Options...................................                 40
    Swaps, Caps, Floors and Collars.......................                 41
    When-Issued Securities and
      Forward Commitment Contracts........................                 41
    Portfolio Turnover....................................                 41

GENERAL INFORMATION.......................................                 41
    Shareholder Inquiries.................................                 41

FINANCIAL HIGHLIGHTS......................................                 42

APPENDIX A
    Description of Short-Term Instruments.................                 55
    Description of Commercial Paper Ratings...............                 55
    Description of Corporate Bond Ratings.................                 56

APPENDIX B
    Description of Municipal Bond Ratings.................                 58
    Ratings of Short-Term Securities......................                 59

APPENDIX C
    Reduced Sales Charges.................................                 61

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Listed below are the investment objectives and principal investment strategies for each Fund. Unless expressly designated as "fundamental," all policies and procedures of the Funds, including their investment objectives, may be changed by the Funds' Boards of Directors without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

Security Diversified Income Fund

FUND FACTS

Objective: High level of interest income with security of principal

Benchmark: Lehman Brothers Aggregate Bond Index

INVESTMENT OBJECTIVE

The Diversified Income Fund seeks to provide a high level of interest income with security of principal.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective, under normal market conditions, by investing primarily in a diversified portfolio of investment grade debt securities. The Fund expects to maintain a dollar-weighted average duration of 3 to 10 years. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. To manage risk, Security Management Company, LLC (the "Investment Manager") diversifies the Fund's holdings among asset classes and individual securities. Some of the asset classes in which the Fund invests may include investment grade corporate debt securities, high yield debt securities (also known as "junk bonds"), investment grade mortgage-backed securities, investment grade asset-backed securities, and U.S. Government securities.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities as described under "Principal Risks."

DEBT SECURITIES, which are also called BONDS or DEBT OBLIGATIONS, are like a loan. The issuer of the bond, which could be the U.S. Government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), although some bonds' interest rates may adjust periodically based upon a market rate. Payment-in-kind bonds pay interest in the form of additional securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality.

The Investment Manager uses a "bottom-up" approach in selecting asset classes and securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as world market conditions.

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BOTTOM-UP APPROACH means that the Investment Manager looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Investment Manager looks at when analyzing individual issuers include relative earnings growth, profitability trends, the issuer's financial strength, valuation analysis and strength of management.

To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Fund.

CREDIT QUALITY RATING is a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. See Appendix A and B for a more complete discussion of the meaning of the different credit quality ratings.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; (3) if the Investment Manager believes diversification of the Fund is compromised due to mergers or acquisitions; or (4) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets in cash and debt obligations consisting of repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security High Yield Fund

FUND FACTS

Objective: High current income

Benchmark: Lehman Brothers High Yield Index

INVESTMENT OBJECTIVE

The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high-yield, high risk debt securities rated in medium or lower rating categories or determined by the Investment Manager to be of comparable quality ("junk bonds"). However, the Fund will not invest in debt securities which, at the time of purchase, are rated in default. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Fund may also invest in equity securities and securities with equity characteristics, including common and preferred stocks, American Depositary Receipts, warrants and rights, exchange-traded real estate investment trusts ("REITS") and in a variety of investment vehicles that seek to track the performance of a specific index. The Fund's average dollar weighted maturity is expected to be between 3 and 15 years.

The Fund may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, enhance income, or as a substitute for purchasing or selling securities. The Fund may invest in restricted securities as described under "Principal Risks."

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HIGH YIELD SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service, or have been determined by the Investment Manager to be of comparable quality. These securities are more volatile and normally pay higher yields than investment grade securities.

The Investment Manager uses a "bottom-up" approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's debt service coverage (i.e., its ability to make interest payments on its debt), the issuer's cash flow, general economic factors and market conditions and world market conditions.

To determine the relative value of a security, the Investment Manager compares the security's credit risk and yield to the credit risk and yield of other securities. The Investment Manager is looking for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer's management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund's holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, U.S. Government securities, commercial notes or money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Income Opportunity Fund

FUND FACTS

Objective: A high level of current income.

Benchmark: S&P/LSTA Leveraged Loan Index

INVESTMENT OBJECTIVE

The Income Opportunity Fund seeks a high level of current income.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in senior secured floating rate corporate loans ("Senior Loans") and corporate debt securities. The Senior Loans and corporate debt securities in which the Fund invests generally are rated in medium or lower rating categories, or determined by the Fund's Sub-Adviser, Four Corners Capital Management, LLC ("Four Corners"), to be of comparable quality. Lower rated securities are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund may also invest up to 10% of its total assets in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. As further discussed below, the Fund may also invest a portion of its assets in other types of securities or instruments.

Senior Loans in which the Fund invests typically have rates of interest which are re-determined daily, monthly, quarterly or semiannually by reference to a base lending rate, plus a fixed percentage spread. This base lending rate is primarily the London Interbank Offered Rate ("LIBOR") and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders. The Fund expects a dollar-weighted average period of approximately 90 days or less until the

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next interest rate adjustment for the Senior Loans held by the Fund. The borrower in a Senior Loan transaction may make principal payment at fixed terms or variable terms, depending on the documentation for a particular Senior Loan. In any case, Senior Loans generally allow for prepayment of principal without penalty and as such, are subject to prepayment risks.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. They generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower.

The Investment Manager has engaged Four Corners to provide investment sub-advisory services to the Fund. In analyzing whether to acquire a Senior Loan or corporate debt security, Four Corners will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. Generally, Four Corners will perform its own credit analysis of each borrower. In so doing, Four Corners may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. Four Corners also may communicate directly with management of the borrowers.

The Fund may invest up to 10% of the Fund's total assets in "Special Situation Investments." Special Situation Investments generally are corporate loans and/or debt securities, which may include equity and debt securities acquired in connection with the loans or in connection with a reorganization of a borrower. Special Situation Investments also may be equity and/or debt securities of firms that, at the time of acquisition, have: (1) defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code; (2) entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing; or (3) prior to an event of default, the acute operating and/or financial problems of which have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over Treasury securities. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

In addition the Fund may invest in certain other types of debt obligations, including unsecured or subordinated loans, and also may receive such securities and/or equity securities as a result of a restructuring of the debt of an issuer or the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer.

The Fund also may invest a portion of its assets in derivatives, including without limitation, options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the markets in which the Fund may invest or to seek increased returns.

The Fund currently limits investments in securities of non-U.S. entities to no more than 15% of the Fund's total assets and will not invest in debt securities of issuers located in emerging markets, and it invests only in loans or securities that are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars.

In order to avoid selling Fund assets to meet the Fund's shareholders redemption requests, the Fund intends to borrow to the full extent permitted by applicable law.

For purposes of realizing additional income, the Fund may lend its portfolio securities to certain borrowers. Any such loan will be continuously secured by

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collateral at least equal to the value of the security loaned.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government). Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

Security Municipal Bond Fund

FUND FACTS

Objective: As high a level of interest income exempt from regular federal income taxes as is consistent with preservation of shareholders' capital.

Benchmark: Lehman Brothers Municipal Bond Index

Sub-Adviser: Salomon Brothers Asset Management Inc.

INVESTMENT OBJECTIVE

The Municipal Bond Fund seeks to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of stockholders' capital.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective under normal circumstances by investing at least 80% of its assets in investment grade municipal bond obligations that are exempt from regular federal income taxes. The Fund intends to emphasize investments in municipal securities with long-term maturities between 12 and 30 years, and expects to maintain a dollar-weighted average duration of 7 to 11 years. A portion of the Fund's dividends may be subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for individuals or corporations that are subject to the federal alternative minimum tax.

MUNICIPAL SECURITIES are debt obligations of states, cities, towns, and other political subdivisions, agencies or public authorities, which pay interest that is exempt from regular federal income tax. Municipal securities also include debt obligations of other qualifying issuers such as Puerto Rico, Guam, the Virgin Islands and Native American Tribes. Municipal securities are often issued to raise money for public services and projects such as schools, hospitals and public transportation systems. Some municipal securities (for example, INDUSTRIAL DEVELOPMENT BONDS) may be backed by private companies and used to provide financing for corporate facilities or other private projects. In most states, municipal securities issued by entities within the state are also exempt from that state's taxes. Municipal securities may be in the form of BONDS, NOTES and COMMERCIAL PAPER, may have a fixed or floating rate of interest, or be issued as ZERO COUPON BONDS.

MUNICIPAL BONDS are divided into two principal classifications: GENERAL OBLIGATION BONDS and REVENUE BONDS. A GENERAL OBLIGATION BOND is backed by the full faith, credit and taxing power of the issuer. A REVENUE BOND is linked to an income-producing project that pays interest and repays principal only to the extent adequate funds are generated by the project. A REVENUE BOND may include PRIVATE ACTIVITY BONDS.

DURATION is a measure of a bond's price volatility. It is a tool used to approximate the percentage change in a bond's price for a given change in its yield. A duration of 5, for example, means the price of the bond will change by approximately 5% in response to a 1% change in yield. In general, duration rises with maturity (the date at which a bond is due and payable) and falls with the frequency of coupon payments and as yield rises.

The Fund's Sub-Adviser is Salomon Brothers Asset Management Inc. The Fund invests primarily in investment grade municipal securities, which represent a large market segment of the municipal market and offer a higher degree of liquidity than do municipal securities in lower rating categories.

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To determine which securities to invest in, the Sub-Adviser uses a "top-down"
approach, first determining a sector, then a geographic region and then selecting individual securities within that sector/geographic region.

TOP-DOWN APPROACH means that the Sub-Adviser looks first at the broad market factors and on the basis of those factors, chooses certain sectors or industries within the overall market. It then looks at individual companies within those sectors or industries.

The Sub-Adviser seeks to identify and capture relative value within the municipal bond market by analyzing the following factors:

-     Current market environment

-     Sector trends

-     Credit quality

- Security characteristics (for example, type of issuer, callability, size of issue)

-     Tax considerations

The Sub-Adviser uses an analytical database in analyzing sector trends and security characteristics. The Sub-Adviser also uses the database to monitor how the Fund's portfolio will perform in different interest rate environments versus the Fund's benchmark index ("scenario stress testing").

The Sub-Adviser may determine to sell securities (1) if a security's credit rating has been changed; (2) if it can purchase a security with a better relative value; (3) based on the results of scenario stress testing; or (4) to meet redemption requests.

Under adverse market conditions, the Fund could invest in cash, short-term municipal bonds and fixed-income obligations on which the interest is subject to federal income tax. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Security Cash Fund

FUND FACTS

Objective: As high a level of current income as is consistent with preservation of capital and liquidity

INVESTMENT OBJECTIVE

The Cash Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing in a diversified and liquid portfolio of primarily the highest quality money market instruments, which may include restricted securities as described under "Principal Risks." Generally, the Fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating, and the remaining assets may be invested in securities with the second-highest credit rating. The Fund also is designed to maintain a constant net asset value of $1.00 per share. Although Cash Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is subject to certain federal requirements which include the following:

-     maintain an average dollar-weighted portfolio maturity of 90 days or less

- buy individual securities that have remaining maturities of 13 months or less

-     invest only in high-quality, dollar-denominated, short-term obligations.

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A MONEY MARKET INSTRUMENT is a short-term debt instrument issued by banks or other U.S. corporations, or the U.S. Government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money Market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements. See Appendix A for a more complete description of the different money market instruments and credit quality ratings.

The Investment Manager attempts to increase return and manage risk by (1) maintaining an average dollar-weighted portfolio maturity within 10 days of the Fund's benchmark, the Money Fund Report published by iMoneyNet, Inc.; (2) selecting securities that mature at regular intervals over the life of the portfolio; (3) purchasing only commercial paper in the top two tiers; and (4) constantly evaluating alternative investment opportunities for diversification without additional risk.

WHAT DOES IT MEAN TO "PRESERVE CAPITAL"? CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. A fund that seeks to preserve capital attempts to conserve the investor's purchase payments and reinvested dividends. However, there can be no assurance that any fund will be successful in preserving your capital.

PRINCIPAL RISKS

Your investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The value of an investment in the Funds will fluctuate and is subject to investments risks, which means investors could lose money.

INTEREST RATE RISK - Investments in fixed-income securities are subject to the possibility that interest rates could rise, causing the value of the Funds' securities, and share price, to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Investors should note that interest rates are at, or near, historic lows.

Securities with floating interest rates, such as Senior Loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

CREDIT RISK - It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. This risk may be especially acute with respect to high yield securities (i.e., "junk bonds"). Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the credit quality rating of a security can affect its liquidity and make it more difficult for the Fund to sell. While all of the Funds will be subject to credit risk, this risk will be especially relevant to the High Yield Fund and Income Opportunity Fund.

The Senior Loans and corporate debt securities in which Income Opportunity Fund may invest are generally rated lower than investment grade credit quality, i.e., rated lower than "Baa" by Moody's Investors Service ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P"), or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit risk analysis performed by Four Corners, and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however,

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issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

PREPAYMENT RISK - The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most floating rate loans (such as Senior Loans) and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

SENIOR LOANS - Senior Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities. Senior Loans are usually issued in connection with a restructuring (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Senior Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Senior Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated Senior Loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher-rated Senior Loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Income Opportunity Fund's shares also will decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. The Senior Loans in which the Income Opportunity Fund generally invests are subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Impairment of Collateral: Senior Loans in which Income Opportunity Fund invests generally are secured by specific collateral of the borrowers and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a Senior Loan may not be fully collateralized and can decline significantly in value. As a result, the Fund might not receive payments to which it is entitled.

Limited Liquidity: Although the resale, or secondary, market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank re-sale market. Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Senior Loans in which Income Opportunity Fund invests will be relatively illiquid. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and may adversely affect the price that can be obtained. Income Opportunity Fund may have difficulty disposing of Senior Loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. Income Opportunity Fund seeks to avoid the necessity of selling assets to meet such needs by the use of borrowings.

Income Opportunity Fund values its assets daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value Senior Loans. Market quotations may not be readily available for some Senior Loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Senior Loans issued and traded has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit Income Opportunity Fund by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Fund, the availability of Senior Loans acquired in the primary market and it may also increase the price of Senior Loans in the secondary market.

UNSECURED AND SUBORDINATED LOANS - Income Opportunity Fund may invest a limited portion of its assets in unsecured or subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above in connection with Senior Loans except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss to the Fund in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

  SPECIAL SITUATION INVESTMENTS - Investing in the securities and debt of distressed issuers ("Special Situation Investments") involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its "par" or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES - All of the Funds, and especially the Diversified Income Fund and High Yield Fund may invest in mortgage-backed securities. A Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

Home mortgage loans are typically grouped together into "pools" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. Government agencies or by government sponsored private corporations - familiarly called "Ginnie Maes," "Fannie Maes" and "Freddie Macs."

MARKET RISK - Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

OPTIONS AND FUTURES - Diversified Income Fund, High Yield Fund and Income Opportunity Fund may use options and futures to hedge the Fund's portfolio, to gain exposure to a market without buying individual securities or to increase returns. There is the risk that such practices may sometimes reduce returns or increase volatility. These practices also entail transactional expenses.

FOREIGN SECURITIES - Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in foreign securities that are U.S.
dollar-denominated. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political, economic and legal risk.

RESTRICTED SECURITIES - Diversified Income Fund, High Yield Fund, Cash Fund and Income Opportunity Fund may invest in securities that are restricted as to disposition under the federal securities laws. However, Cash Fund will invest only in restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Since restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act, their sale may entail substantial delays and the liquidity of these securities may be limited.

HIGH YIELD SECURITIES - High Yield Fund and Income Opportunity Fund, and to a lesser extent, Diversified Income Fund and Municipal Bond Fund, may invest in higher yielding, high risk debt securities. These investments may present additional risk because they may be less liquid and present more credit risk than investment grade bonds. In addition, the price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and real or perceived adverse economic and competitive industry conditions.

MUNICIPAL SECURITY RISK - There are special factors which affect the value of municipal securities and, as a result, a Fund's share price. These factors include, among others, political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in securities.

In addition, Municipal Bond Fund may invest in issuers of municipal securities that have similar characteristics, such as geographic region and/or source of revenue. Consequently, the Fund's portfolio may be more susceptible to the risks of adverse economic, political or regulatory developments than would be the case with a portfolio of securities that was more diversified as to geographic region and/or source of revenue.

ADDITIONAL INFORMATION - For more information about the investment program of the Funds, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of this prospectus.

PORTFOLIO HOLDINGS - A description of the Funds' policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information and on its website at www.securitybenefit.com. In addition, investors should note that the Funds publish a complete list of their month-end portfolio holdings on its website generally within one to two days after the end of each calendar month. Such information will remain online for 4 months.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in the Funds by showing changes in each Fund's Class A share performance from year to year and by showing how each Fund's average annual total return has compared to those of a broad measure of market performance. No performance is shown for Income Opportunity Fund as it was not available until March 2004. Performance information for this Fund will appear in a future version of this prospectus once the Fund has a full calendar year of performance information to report to investors. Fee waivers and/or expense reimbursements applied to Diversified Income Fund, High Yield Fund, Municipal Bond Fund and Cash Fund during certain periods for which performance is illustrated, thus reducing those Funds' expenses. In the absence of such waiver or reimbursements, the performance quoted would be reduced. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

The bar charts on the following pages do not reflect the impact of taxes on distributions or the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 4.75% front-end sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year. The average annual total returns also assume that Class B shareholders redeem all their shares at the end of the period indicated.

Security Diversified Income Fund

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)

HIGHEST QUARTER
Q2 ended June 30, 1995                     7.34%

LOWEST QUARTER
Q1 ended March 31, 1996                   -3.33%

1995                   21.86%
1996                    1.26%
1997                    9.19%
1998                    9.09%
1999                   -3.60%
2000                    9.68%
2001                    7.33%
2002                    9.04%
2003                    2.72%
2004                    3.37%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)

                                                                                                            10 Years
                                                                        1 Year         5 Years       (or since inception)
                                                                        ------         -------       --------------------
Class A
  Return Before Taxes                                                   (1.54)%          5.34%               6.28%
  Return After Taxes on Distributions(1)                                (3.09)%          3.31%               3.97%
  Return After Taxes on Distributions and Sale of Fund Shares(1)        (1.02)%          3.30%               3.92%
Class B Return Before Taxes                                             (2.40)%          5.26%               6.00%
Class C Return Before Taxes                                              1.61%            N/A                5.77%(2)
Lehman Brothers Aggregate Bond Index
    (reflects no deduction for fees, expenses or taxes)(3)               4.34%           7.71%               7.72%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2 For the period beginning May 1, 2000 (date of inception) to December 31, 2004. The Lehman Brothers Aggregate Bond Index average annual total return for the period May 1, 2000 to December 31, 2004 was 7.84%.

3 The Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Security High Yield Fund

HIGHEST AND LOWEST RETURNS
(Quarterly 1997-2004)

HIGHEST QUARTER
Q2 ended June 30, 2003                     8.87%

LOWEST QUARTER
Q3 ended September 30, 2002               -4.77%

1997                    12.57%
1998                     4.98%
1999                    -0.51%
2000                    -3.03%
2001                     4.93%
2002                    -1.66%
2003                    21.65%
2004                    10.96%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)

                                                                  1 Year      5 Years     Since Inception
                                                                  ------      -------     ---------------
Class A
  Return Before Taxes                                              5.66%        5.17%         5.68%(2)
  Return After Taxes on Distributions(1)                           3.42%        2.26%         2.48%(2)
  Return After Taxes on Distributions and Sale of Fund Shares(1)   3.59%        2.53%         2.79%(2)
Class B Return Before Taxes                                        5.09%        5.06%         5.49%(2)
Class C Return Before Taxes                                        9.12%        N/A           6.37%(3)
Lehman Brothers High Yield Index
    (reflects no deduction for fees, expenses or taxes)(4)        11.13%        6.97%         6.98%(5)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B and C will vary.

2   For the period of August 5, 1996 (date of inception) to December 31, 2004.

3 For the period beginning May 1, 2000 (date of inception) to December 31, 2004. The Lehman Brothers High Yield Index average annual return for the period May 1, 2000 to December 31, 2004 was 7.99%.

4 Lehman Brothers High Yield Index is an unmanaged index generally representative of the fixed rate, publicly issued, non investment grade debt registered with the SEC.

5 Index performance is only available to the Fund at the beginning of each month. Performance for the Lehman Brothers High Yield Index is for the period August 1, 1996 to December 31, 2004.

Security Municipal Bond Fund

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)

HIGHEST QUARTER
Q1 ended March 31, 1995           6.75%

LOWEST QUARTER
Q1 ended March 31, 1996          -2.51%

1995            15.48%
1996             2.51%
1997             8.27%
1998             6.05%
1999            -3.45%
2000            12.66%
2001             3.79%
2002            10.11%
2003             3.55%
2004             2.58%

AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2004)

                                                                     1 Year     5 Years   10 Years
Class A
  Return Before Taxes                                                 (2.32)%    5.43%      5.51%
  Return After Taxes on Distributions(1)                              (2.32)%    5.37%      5.47%
  Return After Taxes on Distributions and Sale of Fund Shares(1)      (0.31)%    5.23%      5.36%
Class B Return Before Taxes                                           (3.28)%    5.32%      5.21%
Lehman Brothers Municipal Bond Index
  (reflects no deduction for fees, expenses or taxes)(2)               4.48%     7.20%      7.06%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B will vary.

2 Lehman Brothers Municipal Bond Index is a benchmark index generally representative of investment-grade, tax-exempt and fixed rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million.

Security Cash Fund

HIGHEST AND LOWEST RETURNS
(Quarterly 1995-2004)

HIGHEST QUARTER
Q3 ended September 30, 2000                1.46%

LOWEST QUARTER
Q4 ended December 31, 2003                 0.03%

1995            5.00%
1996            4.60%
1997            4.90%
1998            4.70%
1999            4.40%
2000            5.56%
2001            3.20%
2002            0.85%
2003            0.20%
2004            0.40%

AVERAGE ANNUAL TOTAL RETURNS & YIELD
(through December 31, 2004)

                                      1 Year    5 Years    10 Years
Security Cash Fund                     0.40%     2.02%       2.30%
7-Day Yield                            1.34%

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (ALL FUNDS)

Fees are paid directly from your investment.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                               DIVERSIFIED INCOME,
                                                            DIVERSIFIED INCOME, HIGH YIELD,       HIGH YIELD AND
                                                                  INCOME OPPORTUNITY           INCOME OPPORTUNITY
                                                               AND MUNICIPAL BOND FUNDS               FUNDS
                                                           ----------------------------------  -------------------
                                                           Class A Shares   Class B Shares(1)    Class C Shares     CASH FUND
                                                           --------------   -----------------  -------------------  ---------
Maximum Sales Charge Imposed on Purchases                      4.75%              None                None             None
   (as a percentage of offering price)

Maximum Deferred Sales Charge (as a percentage of
   original purchase price or redemption proceeds,             None(2)               5%(3)               1%(4)         None
   whichever is lower)

Income Opportunity Fund Only -- Redemption Charge                 2%(5)           None                None             None
   (as a percentage of amount redeemed or exchanged)

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 90 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

ANNUAL FUND OPERATING EXPENSES

Expenses that are deducted from Fund assets.

                                                                                 CLASS A         CLASS B        CLASS C
                                                                                 -------         -------        -------
DIVERSIFIED INCOME FUND
Management fee............................................................        0.35%           0.35%          0.35%
Distribution (12b-1) fees.................................................        0.25%           1.00%          1.00%
Other expenses............................................................        0.46%           0.46%          0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES......................................        1.06%(1)        1.81%(1)       1.81%(1)

HIGH YIELD FUND
Management fee............................................................        0.60%           0.60%          0.60%
Distribution (12b-1) fees.................................................        0.25%           1.00%          1.00%
Other expenses............................................................        0.63%           0.64%          0.64%
TOTAL ANNUAL FUND OPERATING EXPENSES......................................        1.48%           2.22%          2.22%

INCOME OPPORTUNITY FUND
Management fee............................................................        0.80%           0.80%          0.80%
Distribution (12b-1) fees.................................................        0.25%           1.00%          1.00%
Other expenses(2).........................................................        0.38%           0.37%          0.37%
TOTAL ANNUAL FUND OPERATING EXPENSES......................................        1.43%           2.17%          2.17%

MUNICIPAL BOND FUND
Management fee............................................................        0.50%           0.50%             -
Distribution (12b-1) fees.................................................        0.25%           1.00%             -
Other expenses............................................................        0.87%           0.86%             -
TOTAL ANNUAL FUND OPERATING EXPENSES......................................        1.62%           2.36%             -

                                                                                 CLASS A         CLASS B        CLASS C
                                                                                 -------         -------        -------
Fee Waiver(3).............................................................        -0.62%          -0.61%           -
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVER) ..................         1.25%           2.00%           -

CASH FUND
Management fee............................................................         0.50%              -            -
Distribution (12b-1) fees.................................................         None               -            -
Other expenses............................................................         0.76%              -            -
TOTAL ANNUAL FUND OPERATING EXPENSES......................................         1.26%              -            -
Fee Waiver(4).............................................................        -0.27%              -            -
TOTAL ANNUAL FUND OPERATING EXPENSES (AFTER FEE WAIVER) ..................         0.99%              -            -

1 Diversified Income Fund's total annual operating expenses for the most recent fiscal year were less than the amount shown because of a fee waiver or reimbursement of expenses by the Funds' Investment Manager. The Investment Manager waives a portion of its management fee and/or reimburses expenses in order to keep the Fund's total operating expenses at or below a specified level. The Investment Manager may eliminate all or part of the fee waiver or reimbursement at any time. With the fee waiver and reimbursement, the Funds' actual total annual fund operating expenses for the year ended December 31, 2004, were as follows: Diversified Income Fund, Class A - 0.95%; Diversified Income Fund, Class B - 1.70% and Diversified Income Fund, Class C - 1.70%.

2     Other expenses are based upon estimates for the current fiscal year.

3 Municipal Bond Fund's total annual operating expenses for the most recent fiscal year were reduced due to a contractual cap of fees by the Fund's Investment Manager. Under the agreement the Investment Manager guarantees that the aggregate annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), and distribution fees, but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to 1% of the average net assets of the Fund for the year. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund are not be deemed to be expenses. This agreement is renewable annually and may be terminated upon sixty days notice to the Investment Manager. In addition to the contractual cap of fees, the Fund's Investment Manager reimburses expenses in order to keep the Fund's total operating expense at or below a specified level. The Investment Manager may eliminate all or part of the reimbursement at any time. With the reimbursement, the Fund's actual total annual fund operating expenses for the year ended December 31, 2004, were as follows:
      Class A - 1.00% and Class B - 1.25%.

4 Cash Fund's total annual operating expenses for the most recent fiscal year were reduced due to a contractual cap of fees by the Fund's Investment Manager. Under the agreement the Investment Manager guarantees that the aggregate annual expenses of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation), but inclusive of the Investment Manager's compensation, shall not exceed an amount equal to 1% of the average net assets of the Fund for the year. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by the Fund are not be deemed to be expenses. This agreement is renewable annually and may be terminated upon sixty days notice to the Investment Manager.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------
Class A
Diversified Income Fund    $  578  $   796  $ 1,032  $  1,708
High Yield Fund               619      921    1,245     2,159
Income Opportunity Fund 1     614      906    1,220     2,107
Municipal Bond Fund 2         596      853    1,129     1,915
Cash Fund2                    102      400      692     1,523

Class B
Diversified Income Fund    $  684  $   870  $ 1,180  $  1,930
High Yield Fund               725      994    1,390     2,365
Income Opportunity Fund 1     720      979    1,364     2,313
Municipal Bond Fund 2         703      927    1,278     2,134
Cash Fund                     N/A      N/A     N/A       N/A

Class C
Diversified Income Fund    $  284  $   570  $   980  $  2,127
High Yield Fund               325      694    1,190     2,554
Income Opportunity Fund 1     320      679    1,164     2,503
Municipal Bond Fund           N/A      N/A     N/A       N/A
Cash Fund                     N/A      N/A     N/A       N/A

1 Five and ten year figures are omitted for Income Opportunity Fund in accordance with SEC requirements concerning presentation of the expense example for new funds.

2 Expense Examples for the first year are based on total annual fund operating expenses after fee waivers.

You would pay the following expenses if you did not redeem your shares.

                           1 YEAR  3 YEARS  5 YEARS  10 YEARS
                           ------  -------  -------  --------
Class A
Diversified Income Fund    $  578  $   796  $ 1,032  $  1,708
High Yield Fund               619      921    1,245     2,159
Income Opportunity Fund 1     614      906    1,220     2,107
Municipal Bond Fund 2         596      853    1,129     1,915
Cash Fund2                    102      400      692     1,523

Class B
Diversified Income Fund    $  184  $   570  $   980  $  1,930
High Yield Fund               225      694    1,190     2,365
Income Opportunity Fund 1     220      679    1,164     2,313
Municipal Bond Fund 2         203      627    1,078     2,134
Cash Fund                     N/A      N/A     N/A       N/A

Class C
Diversified Income Fund    $  184  $   570  $   980  $  2,127
High Yield Fund               225      694    1,190     2,554
Income Opportunity Fund 1     220      679    1,164     2,503
Municipal Bond Fund           N/A      N/A     N/A       N/A
Cash Fund                     N/A      N/A     N/A       N/A

1 Five and ten year figures are omitted for Income Opportunity Fund in accordance with SEC requirements concerning presentation of the expense example for new funds.

2 Expense Examples for the first year are based on total annual fund operating expenses after fee waivers.

INVESTMENT MANAGER

Security Management Company, LLC (the "Investment Manager"), One Security Benefit Place, Topeka, Kansas 66636-0001, is the Funds' Investment Manager. On December 31, 2004, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $11.2 billion.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year.

MANAGEMENT FEES -- The following chart shows the aggregate investment management fees paid by each Fund during the last fiscal year.

MANAGEMENT FEES
(expressed as a percentage of average net assets)

Diversified Income Fund......................    0.35%
High Yield Fund..............................    0.60%
Income Opportunity Fund......................    0.80%
Municipal Bond Fund..........................    0.50%
Cash Fund....................................    0.50%

A DISCUSSION REGARDING THE BASIS FOR THE BOARD OF DIRECTORS APPROVING ANY INVESTMENT ADVISORY CONTRACT OF THE FUNDS WILL BE AVAILABLE IN THE FUNDS' SEMI-ANNUAL REPORT FOR THE FISCAL HALF-YEAR ENDED MARCH 31, 2005.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the following Funds:

DIVERSIFIED INCOME FUND

STEVEN M. BOWSER, Vice President and Senior Portfolio Manager of the Investment Manager, has managed the Diversified Income Fund's portfolio since 1995. Prior to joining the Investment Manager in 1992, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a bachelor of science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

CHRISTOPHER L. PHALEN, Assistant Vice President and Portfolio Manager of the Investment Manager, has co-managed Diversified Income Fund since May 2000. Prior to joining the Investment Manager in 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree. He is a Chartered Financial Analyst charterholder with 5 years investment experience.

HIGH YIELD FUND

DAVID G. TOUSSAINT, Assistant Vice President and Portfolio Manager of the Investment Manager, has managed High Yield Fund since April 2000. Prior to joining the Investment Manager in 2000, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group since 1993. Mr. Toussaint has eleven years of investment experience and is a Chartered Financial Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a bachelor of arts degree in Economics from the University of Illinois, a master of science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

SUB-ADVISERS

The Investment Manager and the Funds have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to a Fund which uses a sub-adviser:

-     performing initial due diligence on prospective sub-advisers

-     monitoring the performance of the sub-adviser

-     communicating performance expectations to the sub-adviser

- ultimately recommending to the Board of Directors whether a sub-adviser's contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of sub-advisers. Although the Investment Manager will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

The Investment Manager has engaged Four Corners Capital Management, LLC, 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to Income Opportunity Fund. Four Corners was established in 2001 and as of March 1, 2004, managed and advised approximately $900 million in assets.

The Investment Manager has engaged Salomon Brothers Asset Management Inc, 399 Park Avenue, New York, New York, 10022, to provide investment advisory services to the Municipal Bond Fund. Salomon Brothers was established in 1987 and, as of December 31, 2003, managed $65.1 billion in assets.

PORTFOLIO MANAGERS -- The Portfolio Managers of the Sub-Advisers oversee the day-to-day operations of the following Funds:

INCOME OPPORTUNITY FUND

MICHAEL P. MCADAMS, President and Chief Investment Officer of Four Corners Capital Management, has been the co-manager of Income Opportunity Fund since its inception in March 2004. He has over 23 years of investment experience. Mr. McAdams established Four Corners in September 2001. From November 1995 through September 2001, Mr. McAdams served in the capacity of president, chief executive officer and chief investment officer of ING Capital Advisors, LLC, an institutional money manager focused exclusively on managing portfolios of Senior Loans. From May 1988 through October 1995, he was the portfolio manager for the Pilgrim Prime Rate Trust (now known as the ING Prime Rate Trust), a closed-end investment company with investment objectives and strategies comparable to those of Income Opportunity Fund. Pilgrim Prime Rate Trust was the first closed-end fund to invest exclusively in Senior Loans. Mr. McAdams is a board member and former Chairman and Vice Chairman of the Loan Syndications and Trading Association, the Senior Loan industry's trade association. Mr. McAdams received a Bachelor of Arts in Finance from the California State University at Fullerton in 1977 and his Masters of Business Administration in Finance from the University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN, Managing Director and Chief Credit Officer of Four Corners Capital Management, has been the co-manager of Income Opportunity Fund since its inception in March 2004. Mr. Bernstein has been actively involved in the Senior Loan market for over 12 years. Prior to joining Four Corners in 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. He was previously a Vice President with Bankers Trust, and served as an infantry officer in the U.S. Marine Corps. Mr. Bernstein received his B.B.A. in Finance from Hofstra University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

MUNICIPAL BOND FUND

ROBERT AMODEO, a Managing Director of Salomon Brothers Asset Management Inc., has managed the Municipal Bond Fund's portfolio since July 1998. Prior to joining Salomon Brothers Asset Management Inc. in 1992, Mr. Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long

Island University and he is a Chartered Financial Analyst charterholder.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

BUYING SHARES

Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Fund. Fund shares purchased directly from the Fund are not assessed such additional charges but may entail a front-end sales charge as noted under the section titled "Class A Shares."

There are two different ways to buy shares of Municipal Bond Fund -- Class A shares or Class B shares. There are three different ways to buy shares of Diversified Income Fund, High Yield Fund and Income Opportunity Fund -- Class A shares, Class B shares, and Class C shares. Cash Fund offers a single class of shares which is offered at net asset value next determined after an order is received and accepted. The different classes of a Fund differ primarily with respect to sales charges and Rule 12b-1 distribution and service fees for each class. Shares of Cash Fund are offered by the Fund without a sales charge. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds and the Distributor reserve the right to reject any order to purchase shares, in whole or in part.

The Funds no longer issue certificates; all Fund shares are issued in non-certificate form.

CUSTOMER IDENTIFICATION AND VERIFICATION -- To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Fund must obtain the following information for each person that opens an account:

-     Name;

-     Date of birth (for individuals);

- Residential or business street address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Fund to another and then back again after a short period of time. As money is transferred in and out, a Fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Funds that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Boards of Directors have adopted policies and procedures against market timing and the Funds discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Funds. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same broker/dealer or other financial intermediary on an omnibus basis may be rejected in whole or in part by a Fund. Transactions accepted by a financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next business day following receipt.

The policies and procedures of the Funds are intended to restrict transactions that are disruptive to the Funds or potentially disadvantageous to other shareholders. Although the Funds have adopted policies and procedures, the Funds may be dependant upon authorized financial intermediaries that offer the Funds' shares to assist in implementing these policies and procedures. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Funds' policies and procedures take into account, among other things, the following factors:

-     the total dollar amount being transferred;

-     the number of transfers made within the previous 12 months;

-     transfers to and from (or from and to) the same Fund;

- whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

- whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Funds are disruptive or potentially disadvantageous to other shareholders, the Funds will send the shareholder a letter notifying the shareholder that the Funds are prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Funds will require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Fund followed by a transfer to that Fund or (2) to a Fund followed by a transfer from that Fund, although the Funds reserve the right to consider transactions in lesser amounts to constitute round trips.

In their sole discretion, the Funds may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the Funds may aggregate transfers made in two or more transactions that the Funds believe are connected (for example, two transactions by the same owner, or by spouses, or by different partnerships or corporations that are under common control, etc.).

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and the Funds' or a financial intermediary's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. Furthermore, the identification of investors determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Funds nor the financial intermediaries that sell the Fund's shares can guarantee that the policies and procedures will detect every potential market timer.. The Funds apply the policies and procedures adopted by the Boards of Directors consistently to all investors without special arrangement, waiver, or exception except with respect to transfers in and out of Cash Fund which are not restricted or limited.

Because the Funds cannot guarantee that all harmful trading activity will be detected, and because the cooperation of broker/dealers and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that the Funds or a financial intermediary implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV) next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary, plus the sales charge set forth below. The NAV plus the sales charge is the "offering price." A Fund's NAV is generally calculated as of the close of trading on each day the New York Stock Exchange ("NYSE") is open (usually 4:00 p.m. Eastern time).

                                    Sales Charge
                       -------------------------------------
                       As a Percentage
                         of Offering     As a Percentage of
Amount of Order             Price        Net Amount Invested
--------------------   ---------------   -------------------
Less than $50,000           4.75%              4.99%
$50,000 to $99,999          3.75%              3.90%
$100,000 to $249,999        2.75%              2.83%
$250,000 to $999,999        1.75%              1.78%
$1,000,000 or more*          None               None

* Purchases of $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.

As indicated in the table above, substantial investments receive lower sales charge rates. In order to reduce your Class A sales charges, you, your spouse, and your dependents (under the age of 21) may combine all of your Fund investments into one purchase. You may also, under rights of accumulation, combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. In addition, you may submit a Statement of Intention to help reduce your sales charges. This Statement allows you to count all Class A investments within a 13-month period as if you were making all of the investments at the same time, in order to qualify for reduced sales charges. If you do not fulfill the commitment reflected in your Statement of Intention, you will bear the sales charge rate associated with your total purchases, less redemptions. The Funds also make available a reinstatement privilege to reduce your sales charges in the event you redeem your shares and then subsequently reinstate your account within 30 days. Furthermore, Class A shares of the Funds may be purchased without a sales charge when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed.

The Distributor must be notified when a purchase is made that may qualify under any of the above provisions. Consequently, an investor acquiring Class A shares directly from the Distributor must indicate in the purchase order that the purchase may qualify under any of the above provisions, and must provide enough information to substantiate the claim. If an investor purchases Class A shares through a dealer or other financial intermediary, the investor must inform the dealer or intermediary of any facts, including any records required by the intermediary, that may qualify a purchase for any of the above provisions, such as other holdings of Class A shares held directly with the Funds or through other accounts with other dealers or financial intermediaries.

Please see Appendix C and the Statement of Additional Information for a more detailed description of options that are available for reducing the sales charge applicable to purchases of Class A shares. For more information, you may also consult your broker or financial intermediary, or visit our website at www.securitybenefit.com. This website provides hyperlinks that facilitate access to information, stated in a clear and prominent format, that will assist you in determining means of reducing your Class A shares initial sales charge as well as provide other information on the Fund's sales loads and breakpoint discounts.

CLASS A DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution and service fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern time).

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

Number of Years Since          Deferred
       Purchase              Sales Charge
---------------------        ------------
          1                       5%
          2                       4%
          3                       3%
          4                       3%
          5                       2%
      6 and more                  0%

The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS B DISTRIBUTION PLAN -- The Funds (except Cash Fund) have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution and service fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous because Class A shares are subject to a lower distribution fee than Class B shares. A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is received in good order and accepted by the Fund or an authorized financial intermediary. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern time).

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See the section titled "Waiver of Deferred Sales Charge."

CLASS C DISTRIBUTION PLAN -- The Diversified Income Fund, High Yield Fund and Income Opportunity Fund have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

REVENUE SHARING PAYMENTS -- The Distributor or its affiliates may, out of their own resources and at no additional costs to the Funds or shareholders, pay brokers and other financial intermediaries for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing," do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements are provided in the Statement of Additional Information. Shareholders may also obtain more information about these arrangements, including associated conflicts of interest, from their intermediary, and should so inquire if they would like more detailed information. Shareholders also may inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

CASH FUND -- Shares of Cash Fund are offered at NAV next calculated after an order is received in good order and accepted by the Fund or an authorized financial intermediary. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.    BY MAIL

      (a)   A check or negotiable bank draft should be sent to:

                Security Cash Fund
                P.O. Box 750525
                Topeka, Kansas 66675-0525

      (b)   Make check or draft payable to "SECURITY CASH FUND."

      (c) For initial investment include a completed investment application that accompanies this prospectus.

2.    BY WIRE

      (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

      (b) For an initial investment, you must also send a completed investment application to the Fund.

3.   THROUGH BROKER/DEALERS

Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Broker/dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/ dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each stockholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. (Central time) on any business day will not be invested until the following business day. The Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

- Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

- Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

- In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code ("Code")

-     In connection with distributions from retirement plans qualified under
      Section 401(a), 401(k) or 403(b) of the Code for:

      -     returns of excess contributions to the plan

      -     retirement of a participant in the plan

      - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

      - financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan

      -     termination of employment of a participant in a plan

      -     any other permissible withdrawal under the terms of the plan.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is received in good order by the Fund's transfer agent, less any applicable deferred sales charge and in the case of Income Opportunity Fund Class A shares, any applicable redemption charge. A Fund's NAV is generally calculated as of the close of trading on each day the NYSE is open (usually 4:00 p.m. Eastern time). Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, the Fund may delay sending the redemption proceeds until it has collected payment, which may take up to 15 days from date of purchase.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

-     The name and signature of the account owner(s)

-     The name of the Fund

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-     The dollar amount or number of shares to sell

-     Where to send the proceeds

-     A signature guarantee if

      - The check will be mailed to a payee or address different than that of the account owner, or

      -     The sale of shares is more than $25,000.

A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.

Mail your request to:

                Security Management
                Company, LLC
                P.O. Box 750525
                Topeka, KS 66675-0525

Signature requirements vary based on the type of account you have:

- INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

- UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

- SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

- CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

- TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

-     RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time (however, redemption requests received after 3:00 p.m. Central time will not be processed until the next business day). The Funds require that requests for redemptions over $25,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461. Shareholders may not redeem shares held in an IRA or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

CASH FUND -- If checks are requested on the Checking Privilege Request Form, you may redeem shares of Cash Fund by check. Such checks must be in an amount of $100 or more. Redemption by check is not available for any shares held in certificate form or for shares recently purchased for which the Fund has not collected payment. Check writing privileges may encourage multiple redemptions on an account.

PAYMENT OF REDEMPTION PROCEEDS -- BY CHECK. Redemption proceeds (less any redemption charge payable with respect to Income Opportunity Fund Class A shares) will be paid by check and sent to the shareholder(s) of record at the address on our records within seven days after receipt of a valid redemption request. For a charge of $20 deducted from redemption proceeds, the Investment Manager will, upon the shareholder's request, send the redemption proceeds by express mail, or send the proceeds by wire transfer to the shareholder's bank account upon receipt of appropriate wire transfer instructions. In addition, redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

The Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for a reason other than a weekend or a holiday, or any emergency is deemed

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

to exist by the Securities and Exchange Commission.

REDEMPTION CHARGE (INCOME OPPORTUNITY FUND CLASS A SHARES) -- The Income Opportunity Fund, like all of the Funds, is intended for long-term investors. Investors who engage in frequent, short-term trading in the Income Opportunity Fund's shares can disrupt the Fund's investment program. Accordingly, the Income Opportunity Fund imposes a 2% charge on redemptions (including exchanges) of Income Opportunity Fund Class A shares that have been held for 90 days or less, which charge is paid to Income Opportunity Fund to protect the Fund's long-term shareholders. The Income Opportunity Fund uses the "first-in, first-out" method to determine the 90-day holding period, under which shares that have been held the longest will be the first to be redeemed to satisfy a redemption or exchange order. If any of the shares redeemed have been held for 90 days or less, the redemption charge will be charged against the redemption of those shares. Please refer to the section titled "Dividends and Taxes" in the Funds' Statement of Additional Information for information about the tax aspects of the charge.

The redemption charge does not apply to Class B or Class C shares of Income Opportunity Fund. In addition, the redemption charge does not apply to (1) Class A shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) Class A shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Fund's portfolio holdings in the Fund's net asset value per share. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

DIVIDENDS AND TAXES

Each Fund (except Cash Fund) pays its shareholders dividends from its net investment income monthly, and distributes any net capital gains that it has realized, at least annually. Cash Fund pays its shareholders dividends from its investment income daily, and distributes any net capital gains that it has realized at least annually. Your dividends and distributions will be reinvested in shares of the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an Individual Retirement Account ("IRA") or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Your share of interest earned by a Fund from bonds and other debt securities will be taxed at ordinary income rates. A Fund has "short-term capital gains" when it sells assets within 12 months after buying it. Your share of a Fund's net short term capital gains will also be taxed at ordinary income rates.

A Fund has "long-term capital gains" when it sells a security that it has owned for more than 12 months. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares. The Funds (other than Municipal Bond Fund) expect that their distributions will consist primarily of ordinary income.

The Municipal Bond Fund may make distributions called "exempt-interest dividends" that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. The Municipal Bond Fund may also make taxable distributions (including capital gains distributions). You generally are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.

Tax-deferred retirement accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund will mail you information concerning the tax status of the distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The table above can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest income. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. See the Statement of Additional Information for more information about the new legislation, particularly as to matters concerning distributions of short-term capital gains to foreign shareholders and estate taxes imposed upon foreign shareholders.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds (except Cash Fund) through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use an Automatic Investment Plan. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for an Automatic Investment Plan may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate NAV of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at NAV. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B and Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Class B Shares" and "Class C Shares" as applicable. A Systematic Withdrawal form may be obtained from the Funds.

EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of Diversified Income Fund, Income Opportunity Fund, Municipal Bond Fund, or High Yield Fund, or for shares of the other mutual funds distributed by the Distributor, which currently include Security Large Cap Value, Equity, Global, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap Growth, and Mid Cap Growth Funds. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Capital Preservation Fund, but may not exchange shares of the Funds for shares of Municipal Bond Fund. Shareholders, except those who have purchased through the following custodial accounts of the Investment Manager, 403(b)(7) accounts, SEP accounts and SIMPLE Plans, may also exchange their shares for shares of Cash Fund. All exchanges are made at the relative NAVs of the Funds on the date of the exchange.

Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange; however, any applicable redemption charge will be imposed on an exchange of Income Opportunity Fund Class A shares held for 90 days or less. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Cash Fund, if available, which offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Cash Fund.

For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares.

Because Cash Fund does not impose a sales charge or commission in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based on the respective net asset values of the shares involved and a sales charge will be imposed equal to the sales charge that would be charged such shareholder if he or she were purchasing for cash.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed Exchange Authorization form. Before exchanging your shares for shares of another mutual fund distributed by the Distributor, you should request a prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Electronic Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the NYSE (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Funds upon notice to shareholders. The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund's performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.

DOLLAR COST AVERAGING. Only for participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available. This privilege allows such participants to make periodic exchanges of shares from the Security Capital Preservation Fund (held in non-certificate form) to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month. The Investment Manager will make exchanges until your account value in the Security Capital Preservation Fund is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. You may instruct the Investment Manager to terminate dollar cost averaging at any time by written request.

ASSET REBALANCING. Only for participants in a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available that allows participants to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificated form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter.

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

You may instruct the Investment Manager to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

Investors in a tax-deferred arrangement, such as a retirement plan, should carefully consider whether it makes sense to invest in Municipal Bond Fund.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Funds may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Fund's other investments. Fund Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Fund achieve its objective. In seeking to meet its investment objective, a Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program. To the extent authorized by law, each Fund reserves the right to discontinue offering shares at any time, or to cease operations entirely.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The full text of each Fund's fundamental policies is included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

CONVERTIBLE SECURITIES -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

FOREIGN SECURITIES -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in foreign securities denominated in U.S. dollars. Foreign investments increase a Fund's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards. These risks are heightened for investments in developing countries.

ASSET-BACKED SECURITIES -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in asset-backed securities. An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

MORTGAGE-BACKED SECURITIES -- Diversified Income Fund and High Yield Fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the Funds. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The three largest issuers of these securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. Government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities. Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value
(par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the Fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

Additional mortgage-backed securities in which these Funds may invest include COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) and stripped mortgage securities. CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives interest only payments
(IOs) and another receives principal only payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee a Fund's investment in CMOs, IOs, or POs will be successful, and a Fund's total return could be adversely affected as a result.

RESTRICTED SECURITIES -- Diversified Income Fund, High Yield Fund, Cash Fund and Income Opportunity Fund may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified institutional buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs. In addition, the Funds, except Cash Fund, may invest in restricted securities that are not eligible for resale under Rule 144A. Because there is no active market for these types of securities, selling a security that is not a Rule 144A security may be difficult and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable.

LOWER RATED DEBT SECURITIES -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality debt securities. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

SENIOR LOANS -- Income Opportunity Fund may invest in Senior Loans. Senior Loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Senior Loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. Income Opportunity Fund may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, unsecured corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. The Senior Loans that Income Opportunity Fund acquires typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Because of prepayments and refinancings, the average life of a typical Senior Loan generally has been approximately 18 to 30 months. Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as LIBOR. For example, if LIBOR were 2.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans float. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers may tend to choose longer reset periods, and during periods of declining interest rates, borrowers may tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between Income Opportunity Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

Income Opportunity Fund will not originate Senior Loans. Consequently, Income Opportunity Fund invests in Senior Loans by purchasing an assignment of a portion of a Senior Loan from a third party. Occasionally, it may also acquire a participation interest in Senior Loans. Income Opportunity Fund will purchase an assignment with respect to a Senior Loan, only if the agent is determined by Four Corners in its reasonable judgment to be creditworthy. There is no minimum rating or other independent evaluation of a borrower limiting a Fund's investments and most Senior Loans that Income Opportunity Fund may acquire, if rated, will be rated below investment grade credit quality.

When Income Opportunity Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. When Income Opportunity Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower.

Income Opportunity Fund may be in possession of material non-public information about a borrower as a result of its ownership of a Senior Loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of non--public information, Income Opportunity Fund might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

U.S. GOVERNMENT SECURITIES -- Each Fund may invest in U.S. Government securities. Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

GUARANTEED INVESTMENT CONTRACTS ("GICs") -- Cash Fund may invest in GICs. When investing in GICs, the Fund makes a cash contribution to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs ("nationally recognized statistical rating organizations"). Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Some of the management practices of the Funds include:

CASH RESERVES -- Each Fund may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include various types of money market instruments, certificates of deposit, bank demand accounts and repurchase agreements.

BORROWING -- Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and program. Such borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Diversified Income Fund, High Yield Fund Income Opportunity Fund and Municipal Bond Fund may utilize futures contracts. The Diversified Income Fund, High Yield Fund and Income Opportunity Fund may also utilize options on futures, and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents are segregated by the custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. The Diversified Income Fund, High Yield Fund and Income Opportunity Fund may purchase, sell, or write call and put options on securities and financial indices. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

SWAPS, CAPS, FLOORS AND COLLARS -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund may enter into interest rate, total return and index swaps. High Yield Fund and Income Opportunity Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Except as noted below and to the extent a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Income Opportunity Fund may enter into interest rate hedging transactions, interest rate swaps and the purchase or sale of interest rate caps and floors. Income Opportunity Fund may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of Income Opportunity Fund's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which Income Opportunity Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of Income Opportunity Fund's portfolio. If Four Corners' judgment about the direction or extent of the movement in interest rates is incorrect, Income Opportunity Fund's overall performance would be worse than if it had not entered into any such transactions. Income Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- Diversified Income Fund, High Yield Fund, Income Opportunity Fund and Municipal Bond Fund may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss.

PORTFOLIO TURNOVER -- Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information may write to the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for its Class A shares, Class B shares and Class C shares during the past five years, or the period since commencement of a Fund or class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

DIVERSIFIED INCOME FUND (CLASS A)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------
                                             2004(b)(c)     2003(b)(c)(d)      2002(b)(c)     2001(b)(c)(h)  2000(b)(c)(e)(g)
                                             ---------      ------------       ---------      ------------   ---------------
PER SHARE DATA
Net asset value beginning of period......    $    4.82         $  4.90          $  4.73          $  4.66        $   4.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................         0.20            0.20             0.24             0.26            0.28
Net gain (loss) on securities
   (realized and unrealized).............        (0.04)          (0.07)            0.18             0.07            0.14
                                             ---------         -------          -------          -------        --------
Total from investment operations.........         0.16            0.13             0.42             0.33            0.42

LESS DISTRIBUTIONS:
Dividends (from net investment income)...        (0.22)          (0.21)           (0.25)           (0.26)          (0.28)
Distributions (from realized gains)......            -               -                -                -               -
                                             ---------         -------          -------          -------        --------
Total distributions......................        (0.22)          (0.21)           (0.25)           (0.26)          (0.28)
                                             ---------         -------          -------          -------        --------
NET ASSET VALUE END OF PERIOD............    $    4.76         $  4.82          $  4.90          $  4.73        $   4.66
                                             =========         =======          =======          =======        ========
TOTAL RETURN (a).........................         3.37%           2.72%            9.04%            7.33%           9.68%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....    $  75,292         $77,950          $68,489          $59,168        $ 63,293
Ratio of expenses to average net assets..         0.95%           0.95%            0.95%            0.95%           0.96%
Ratio of net investment income to
   average net assets....................         4.18%           4.17%            4.98%            5.57%           6.18%
Portfolio turnover rate..................           44%             45%              33%              38%             71%

DIVERSIFIED INCOME FUND (CLASS B)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                             -------------------------------------------------------------------------------
                                                                                                  2001             2000
                                             2004(b)(c)     2003(b)(c)(d)      2002(b)(c)     (b)(c)(d)(h)      (b)(c)(e)(g)
                                             ---------      ------------       ---------      ------------      ------------
PER SHARE DATA
Net asset value beginning of period......    $    4.80         $  4.88          $  4.71          $  4.65        $   4.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................         0.16            0.17             0.20             0.22            0.23
Net gain (loss) on securities
   (realized and unrealized).............        (0.04)          (0.08)            0.18             0.07            0.16
                                             ---------         -------          -------          -------        --------
Total from investment operations.........         0.12            0.09             0.38             0.29            0.39

LESS DISTRIBUTIONS:
Dividends (from net investment income)...        (0.18)          (0.17)           (0.21)           (0.23)          (0.25)
Distributions (from realized gains)......            -               -                -                -               -
                                             ---------         -------          -------          -------        --------
Total distributions......................        (0.18)          (0.17)           (0.21)           (0.23)          (0.25)
                                             ---------         -------          -------          -------        --------
NET ASSET VALUE END OF PERIOD............    $    4.74         $  4.80          $  4.88          $  4.71        $   4.65
                                             =========         =======          =======          =======        ========
TOTAL RETURN (a).........................        2.60%            1.96%            8.29%            6.36%           8.89%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....    $  14,331         $12,902          $20,365          $13,685        $ 13,850
Ratio of expenses to average net assets..         1.70%           1.70%            1.70%            1.70%           1.71%
Ratio of net investment income to
   average net assets....................         3.43%           3.43%            4.22%            4.83%           5.40%
Portfolio turnover rate..................           44%             45%              33%              38%             71%

DIVERSIFIED INCOME FUND (Class C)

                                                                     FISCAL YEAR ENDED DECEMBER 31
                                             -----------------------------------------------------------------------------------
                                             2004(b)(c)       2003(b)(c)     2002(b)(c)(i)    2001(b)(c)(h)  2000(b)(c)(e)(f)(g)
                                             ---------        ----------     -------------    ------------   -------------------
PER SHARE DATA
Net asset value beginning of period......    $    4.79        $   4.87          $  4.70          $  4.65          $   4.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................         0.16            0.17             0.19             0.21              0.21
Net gain (loss) on securities
   (realized and unrealized).............        (0.04)          (0.07)            0.19             0.08              0.19
                                             ---------        --------          -------          -------          --------
Total from investment operations.........         0.12            0.10             0.38             0.29              0.40

LESS DISTRIBUTIONS:
Dividends (from net investment income)...        (0.18)          (0.18)           (0.21)           (0.24)            (0.17)
Distributions (from realized gains)......            -               -                -                -                 -
                                             ---------        --------          -------          -------          --------
Total distributions......................        (0.18)          (0.18)           (0.21)           (0.24)            (0.17)
                                             ---------        --------          -------          -------          --------
NET ASSET VALUE END OF PERIOD............    $    4.73        $   4.79          $  4.87          $  4.70          $   4.65
                                             =========        ========          =======          =======          ========
TOTAL RETURN (a).........................         2.61%           1.98%            8.30%            6.30%             7.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....    $   5,219        $  5,840          $ 4,901          $ 1,760          $    442
Ratio of expenses to average net assets..         1.70%           1.70%            1.70%            1.69%             1.67%
Ratio of net investment income to
   average net assets....................         3.43%           3.42%            4.18%            4.84%             5.32%
Portfolio turnover rate..................           44%             45%              33%              38%               40%

HIGH YIELD FUND (CLASS A)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                             ----------------------------------------------------------------------------
                                              2004(c)         2003(c)(d)        2002(c)       2001(b)(c)(h)     2000(b)(c)
                                             ---------        ----------        -------       -------------     ----------
PER SHARE DATA
Net asset value beginning of period......    $   12.17        $    10.66        $ 11.68          $12.14         $   13.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................         0.73              0.70           0.81            1.06              1.10
Net gain (loss) on securities
   (realized and unrealized).............         0.55              1.54          (1.00)          (0.47)            (1.50)
                                             ---------        ----------        -------          ------         ---------
Total from investment operations.........         1.28              2.24          (0.19)           0.59             (0.40)

LESS DISTRIBUTIONS:
Dividends (from net investment income)...        (0.73)            (0.73)         (0.83)          (1.05)            (1.11)
Distributions (from realized gains)......            -                 -              -               -                 -
Return of Capital........................        (0.02)                -              -               -                 -
                                             ---------        ----------        -------          ------         ---------
Total distributions......................        (0.75)            (0.73)         (0.83)          (1.05)            (1.11)
                                             ---------        ----------        -------          ------         ---------
NET ASSET VALUE END OF PERIOD............    $   12.70        $    12.17        $ 10.66          $11.68         $   12.14
                                             =========        ==========        =======          ======         =========
TOTAL RETURN (a).........................        10.96%            21.65%         (1.66)%          4.93%            (3.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).....    $  33,393        $   25,777        $ 6,009          $5,919         $   6,612
Ratio of expenses to average net assets..         1.48%             1.28%          1.48%           1.09%             0.79%
Ratio of net investment income to
   average net assets....................         6.05%             6.40%          7.31%           8.80%             8.62%
Portfolio turnover rate..................           73%               61%            80%             65%               28%

HIGH YIELD FUND (CLASS B)

                                                                      FISCAL YEARS ENDED DECEMBER 31
                                                -------------------------------------------------------------------------
                                                 2004(c)        2003(c)(d)       2002(c)      2001(b)(c)(h)     2000(b)(c)
                                                ---------       ----------      ---------     -------------     ----------
PER SHARE DATA
Net asset value beginning of period........     $   12.14       $   10.63       $   11.65       $   12.11       $   13.62

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................          0.65            0.67            0.73            0.96            1.00
Net gain (loss) on securities
   (realized and unrealized)...............          0.53            1.48           (1.01)          (0.47)          (1.50)
                                                ---------       ---------       ---------       ---------       ---------
Total from investment operations...........          1.18            2.15           (0.28)           0.49           (0.50)

LESS DISTRIBUTIONS:
Dividends (from net investment income).....          0.64           (0.64)          (0.74)          (0.95)          (1.01)
Distributions (from realized gains)........           ---             ---             ---             ---             ---
Return of Capital..........................         (0.02)            ---             ---             ---             ---
                                                ---------       ---------       ---------       ---------       ---------
Total distributions........................         (0.66)          (0.64)          (0.74)          (0.95)          (1.01)
                                                ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE END OF PERIOD..............     $   12.66       $   12.14       $   10.63       $   11.65       $   12.11
                                                =========       =========       =========       =========       =========
TOTAL RETURN (a)...........................         10.09%          20.82%          (2.40)%          4.08%          (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).......     $   8,437       $   8,324       $   4,450       $   4,231       $   3,914
Ratio of expenses to average net assets....          2.22%           2.08%           2.23%           1.90%           1.51%
Ratio of net investment
   income to average net assets............          5.31%           5.92%           6.56%           7.98%           7.77%
Portfolio turnover rate....................            73%             61%             80%             65%             28%

HIGH YIELD FUND (CLASS C)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                                -----------------------------------------------------------------------
                                                 2004(c)        2003(c)(d)      2002(c)    2001(b)(c)(h)  2000(b)(c)(f)
                                                ---------       ----------      -------    -------------  -------------
PER SHARE DATA
Net asset value beginning of period........     $   12.19       $   10.67       $ 11.69       $ 12.16        $12.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................          0.65            0.66          0.73          0.81          0.62
Net gain (loss) on securities
   (realized and unrealized)...............          0.54            1.50         (1.01)        (0.33)        (0.69)
                                                ---------       ---------       -------       -------        ------
Total from investment operations...........          1.19            2.16         (0.28)         0.48         (0.07)

LESS DISTRIBUTIONS:
Dividends (from net investment income).....         (0.64)          (0.64)        (0.74)        (0.95)        (0.67)
Distributions (from realized gains)........           ---             ---           ---           ---           ---
                                                ---------
Return of Capital..........................         (0.02)            ---           ---           ---           ---
                                                ---------       ---------       -------       -------        ------
Total distributions........................         (0.66)          (0.64)        (0.74)        (0.95)        (0.67)
                                                ---------       ---------       -------       -------        ------
NET ASSET VALUE END OF PERIOD..............     $   12.72       $   12.19       $ 10.67       $ 11.69        $12.16
                                                =========       =========       =======       =======        ======
TOTAL RETURN (a)...........................         10.12%          20.82%        (2.39)%        4.04%        (1.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).......     $   2,174       $   1,857       $   520       $   368        $   50
Ratio of expenses to average net assets....          2.22%           2.08%         2.24%         2.11%         1.58%
Ratio of net investment
   income to average net assets............          5.31%           5.85%         6.60%         7.60%         8.05%
Portfolio turnover rate....................            73%             61%           80%           65%           39%

INCOME OPPORTUNITY FUND (CLASS A)

                                                     FISCAL YEAR
                                                        ENDED
                                                     DECEMBER 31
                                                     -----------
                                                      2004(c)(j)
                                                     -----------
PER SHARE DATA
Net asset value beginning of period............      $     10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................             0.22
Net gain (loss) on securities
   (realized and unrealized)...................             0.13
                                                     -----------
Total from investment operations...............             0.35

LESS DISTRIBUTIONS:
Dividends (from net investment income).........            (0.25)
Distributions (from realized gains)............            (0.03)
                                                     -----------
Total distributions............................            (0.28)
                                                     -----------
NET ASSET VALUE END OF PERIOD..................      $     10.11
                                                     ===========
TOTAL RETURN (a)...............................             3.46%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $    27,646
Ratio of expenses to average net assets........             1.43%
Ratio of net investment
   income to average net assets................             2.92%
Portfolio turnover rate........................              146%

INCOME OPPORTUNITY FUND (CLASS B)

                                                     FISCAL YEAR
                                                        ENDED
                                                     DECEMBER 31
                                                     -----------
                                                      2004(c)(j)
                                                     -----------
PER SHARE DATA
Net asset value beginning of period............      $     10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................             0.17
Net gain (loss) on securities
   (realized and unrealized)...................             0.12
                                                     -----------
Total from investment operations...............             0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income).........            (0.19)
Distributions (from realized gains)............            (0.03)
Total distributions............................            (0.22)
                                                     -----------
NET ASSET VALUE END OF PERIOD..................      $     10.11
                                                     ===========
TOTAL RETURN (a)...............................             2.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $    18,606
Ratio of expenses to average net assets........             2.17%
Ratio of net investment
   income to average net assets................             2.20%
Portfolio turnover rate........................              146%

INCOME OPPORTUNITY FUND (CLASS C)

                                                     FISCAL YEAR
                                                        ENDED
                                                     DECEMBER 31
                                                     -----------
                                                      2004(c)(j)
                                                     -----------
PER SHARE DATA
Net asset value beginning of period............      $     10.04

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................             0.16
Net gain (loss) on securities
   (realized and unrealized)...................             0.13
                                                     -----------
Total from investment operations...............             0.29

LESS DISTRIBUTIONS:
Dividends (from net investment income).........            (0.19)
Distributions (from realized gains)............            (0.03)
Total distributions............................            (0.22)
                                                     -----------
NET ASSET VALUE END OF PERIOD..................      $     10.11
                                                     ===========
TOTAL RETURN (a)...............................             2.88%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $    30,288
Ratio of expenses to average net assets........             2.17%
Ratio of net investment
   income to average net assets................             2.17%
Portfolio turnover rate........................              146%

MUNICIPAL BOND FUND (CLASS A)

                                                                        FISCAL YEARS ENDED DECEMBER 31
                                                ------------------------------------------------------------------------------
                                                2004(b)(c)      2003(b)(c)(d)     2002(b)(c)       2001(b)(c)       2000(b)(c)
                                                ----------      -------------     ----------       ----------       ----------
PER SHARE DATA
Net asset value beginning of period........     $    10.57       $    10.60       $    10.15       $    10.20       $     9.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................           0.38             0.38             0.45             0.43             0.45
Net gain (loss) on securities
   (realized and unrealized)...............          (0.11)           (0.01)            0.55            (0.05)            0.72
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations...........           0.27             0.37             1.00             0.38             1.17

LESS DISTRIBUTIONS:
Dividends (from net investment income).....          (0.38)           (0.40)           (0.43)           (0.43)           (0.45)
Distributions (from realized gains)........            ---              ---            (0.12)             ---              ---
                                                ----------       ----------       ----------       ----------       ----------
Total distributions........................          (0.38)           (0.40)           (0.55)           (0.43)           (0.45)
                                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE END OF PERIOD..............     $    10.46       $    10.57       $    10.60       $    10.15       $    10.20
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (a)...........................           2.58%            3.55%           10.11%            3.79%           12.66%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).......     $   13,212       $   13,718       $   14,567       $   15,672       $   16,679
Ratio of expenses to average net assets....           1.00%            1.01%            1.00%            0.99%            1.00%
Ratio of net investment
   income to average net assets............           3.66%            3.61%            4.09%            4.20%            4.60%
Portfolio turnover rate....................             17%              57%              50%              54%              52%

MUNICIPAL BOND FUND (CLASS B)

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                             ----------------------------------------------------------------
                                             2004(b)(c)   2003(b)(c)(d)   2002(b)(c)   2001(b)(c)  2000(b)(c)
                                             ----------   -------------   ----------   ----------  ----------
PER SHARE DATA
Net asset value beginning of period........   $10.59         $10.62         $10.16       $10.22      $  9.50

INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................     0.31           0.31           0.36         0.35         0.38
Net gain (loss) on securities (realized
   and unrealized).........................    (0.13)         (0.02)          0.57        (0.05)        0.71
                                              ------         ------         ------       ------      -------
Total from investment operations...........     0.18           0.29           0.93         0.30         1.09

LESS DISTRIBUTIONS:
Dividends (from net investment income).....    (0.30)         (0.32)         (0.35)       (0.36)       (0.37)
Distributions (from realized gains)........      ---            ---          (0.12)         ---          ---
                                              ------         ------         ------       ------      -------
Total distributions........................    (0.30)         (0.32)         (0.47)       (0.36)       (0.37)
                                               -----         ------         ------       ------       ------
NET ASSET VALUE END OF PERIOD..............   $10.47         $10.59         $10.62       $10.16      $ 10.22
                                              ======         ======         ======       ======      =======
TOTAL RETURN (a)...........................     1.72%          2.82%          9.37%        2.91%       11.79%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).......   $  717         $  926         $1,630       $1,766      $ 1,605
Ratio of expenses to average net assets....     1.75%          1.76%          1.75%        1.74%        1.75%
Ratio of net investment income to average
   net assets..............................     2.91%          2.88%          3.34%        3.45%        3.85%
Portfolio turnover rate....................       17%            57%            50%          54%          52%

CASH FUND

                                                                     FISCAL YEARS ENDED DECEMBER 31
                                                  ----------------------------------------------------------------
                                                  2004(b)(c)(k)  2003(b)(c)(d)(k)  2002(b)(c)  2001(b)(c)  2000(c)
                                                  -------------  ----------------  ----------  ----------  -------
PER SHARE DATA
Net asset value beginning of period............      $  1.00         $  1.00        $  1.00      $  1.00   $  1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................          ---             ---           0.01         0.03      0.05
Net gain (loss) on securities (realized
   and unrealized).............................          ---             ---            ---          ---       ---
                                                     -------         -------        -------      -------   -------
Total from investment operations...............          ---             ---           0.01         0.03      0.05

LESS DISTRIBUTIONS:
Dividends (from net investment income).........          ---             ---          (0.01)       (0.03)    (0.05)
Distributions (from realized gains)............          ---             ---            ---          ---       ---
                                                     -------         -------        -------      -------   -------
Total distributions............................          ---             ---          (0.01)       (0.03)    (0.05)
                                                     -------         -------        -------      -------   -------
NET ASSET VALUE END OF PERIOD..................      $  1.00         $  1.00        $  1.00      $  1.00   $  1.00
                                                     =======         =======        =======      =======    ======
TOTAL RETURN (a)...............................         0.40%           0.20%          0.85%        3.20%     5.56%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands)...........      $49,398         $59,563        $69,679      $67,638   $62,472
Ratio of expenses to average net assets........         0.99%           1.00%          1.00%        1.00%     0.98%
Ratio of net investment income to average
   net assets..................................         0.40%           0.21%          0.84%        3.08%     5.48%
Portfolio turnover rate........................          ---             ---            ---          ---       ---

(a) Total return information does not take into account any charges paid at the time of purchase or contingent deferred sales charges paid at time of redemption.

(b) Fund expenses were reduced by reimbursement from the Investment Manager. Expense ratios absent such reimbursements would have been as follows:

  FUND/CLASS     2004    2003    2002    2001    2000
--------------   -----   -----   -----   -----   -----
Diversified  A   1.06%   1.04%   1.02%   1.04%   1.19%
Income
             B   1.81%   1.79%   1.77%   1.79%   2.02%
             C   1.81%   1.80%   1.77%   1.79%   1.84%

High Yield   A    ---     ---     ---    1.42%   1.39%
             B    ---     ---     ---    2.21%   1.84%
             C    ---     ---     ---    2.25%   2.02%

Income       A    ---     N/A     N/A     N/A     N/A
Opportunity
             B    ---     N/A     N/A     N/A     N/A
             C    ---     N/A     N/A     N/A     N/A

Municipal    A   1.62%   1.34%   1.26%   1.17%   1.16%
Bond
             B   2.36%   2.08%   2.01%   1.93%   1.96%

Cash             1.26%   1.14%   1.07%   1.01%    ---

(c) Net investment income was computed using the average month-end shares outstanding throughout the period.

(d) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits. Expense ratios with such reductions would have been as follows:

              CLASS  2004   2003   2002    2001   2000
              -----  ----   ----   -----  -----   ----
Diversified     A     ---    ---    ---     ---    ---
Income
                B     ---    ---    ---    1.70%   ---
                C     ---    ---    ---     ---    ---

High Yield      A     ---   1.27%   ---     ---    ---
                B     ---    ---    ---     ---    ---
                C     ---   2.07%   ---     ---    ---

Income          A    1.42%   N/A    N/A     N/A    N/A
Opportunity
                B     ---    N/A    N/A     N/A    N/A
                C     ---    N/A    N/A     N/A    N/A

Municipal       A     ---   1.00%   ---     ---    ---
Bond
                B     ---   1.75%   ---     ---    ---

Cash            A     ---   1.00%   ---     ---    ---

(e) Portfolio turnover calculation excludes the portfolio investments in the Limited Maturity Series and Corporate Bond Series prior to merger.

(f) Class C shares were initially offered for sale on May 1, 2000 for Security High Yield Fund and Diversified Income Fund. Percentage amounts for the period, except for total return, have been annualized.

(g) The financial highlights for the Diversified Income Fund as set forth herein exclude the historical financial highlights of the Corporate Bond Series and Limited Maturity Bond Series Class A and B shares. The assets of the Corporate Bond Series and Limited Maturity Bond Series were acquired by the Diversified Income Fund on April 30, 2000.

(h) As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.01% to 0.18%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(i) The financial highlights for the Class C shares exclude the historical financial highlights of the Class S Shares. Class S Shares were exchanged for Class C Shares on June 3, 2002.

(j) The Income Opportunity Fund was initially capitalized on February 11, 2004, with a net asset value of $10.00 per share. The Fund commenced operations on March 31, 2004, with a net asset value of $10.04. Percentage amounts for the period have been annualized, except for total return.

(k)   Dividends from net investment income are less than $0.01 per share.

APPENDIX A

DESCRIPTION OF
SHORT-TERM INSTRUMENTS

The types of instruments that will form the major part of Cash Fund's investments are described below:

U.S. GOVERNMENT SECURITIES -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. Government. Housing and agriculture have traditionally been the principal beneficiaries of federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Some U.S. Government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

CERTIFICATES OF DEPOSIT -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

COMMERCIAL PAPER -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

BANKER'S ACCEPTANCES -- A banker's acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated "A" by Standard & Poor's Corporation ("S&P") has the highest rating and is regarded as having the greatest capacity for timely payment. Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds in which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

APPENDIX B

DESCRIPTION OF MUNICIPAL BOND RATINGS

The following are summaries of the ratings used by Moody's, Standard & Poor's and Fitch's applicable to permitted investments of Municipal Bond Fund:

MOODY'S INVESTORS SERVICE, INC.* -- AAA. Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking, and modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1 and Baa1 in its municipal bond rating system, which offer the maximum security within the Aa, A and Baa groups, respectively.

STANDARD & POOR'S CORPORATION** -- AAA. Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA. Municipal bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree.

A. Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

NOTE: Standard & Poor's ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

FITCH INVESTORS SERVICE, INC. -- AAA. Bonds considered to be investment grade and of the highest credit quality.

The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

NOTE: Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

RATINGS OF SHORT-TERM SECURITIES

MOODY'S INVESTORS SERVICE -- The following ratings apply to short-term municipal notes and loans:

MIG 1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad based access to the market for refinancing, or both.

MIG 2. Loans bearing this designation are of high quality with margins of protection ample although not so large as in the preceding group.

The following ratings apply to both commercial paper and municipal paper:

PRIME-1. Issuers receiving this rating have a superior capacity for repayment of short-term promissory obligations.

PRIME-2. Issuers receiving this rating have a strong capacity for repayment of short-term promissory obligations.

STANDARD & POOR'S CORPORATION -- The following ratings apply to short-term municipal notes:

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA. Notes rated AA have a very strong capacity to repay principal and pay interest and differ from AAA issues only in small degree.

The following ratings apply both to commercial paper and municipal paper:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

FITCH INVESTORS SERVICE -- The following ratings apply to commercial paper:

F-1+. Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

* Moody's Investors Service, Inc. rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

** Standard & Poor's Corporation rates all governmental bodies having $1,000,000 or more of debt outstanding unless adequate information is not available.

APPENDIX C

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Diversified Income, High Yield and Municipal Bond Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual; an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of Class A shares of the Funds with a contemplated current purchase and receive the reduced applicable front end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of Diversified Income, High Yield, Income Opportunity, Municipal Bond, Large Cap Value, Equity, Global, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap Growth, or Mid Cap Growth Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser of Diversified Income, High Yield, Income Opportunity or Municipal Bond Fund may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of those Funds, Equity, Global, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap Growth, Large Cap Value or Mid Cap Growth Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges. Any dividends paid by the Fund will be payable with respect to escrow shares. The Purchaser bears the risk that the escrow shares may decrease in value.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of Diversified Income, High Yield, Income Opportunity or Municipal Bond Fund have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase shares of another of the Funds, Large Cap Value, Equity, Global, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25, Large Cap Growth, or Mid Cap Growth Fund, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and the amount to be reinvested to the Fund within 90 days after the redemption request.

The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund.

PURCHASES AT NET ASSET VALUE -- Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may also be purchased at net asset value when the purchase is made by retirement plans that (i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions. Consequently, when a Purchaser acquires shares directly from the Funds, he/she must indicate in his/her purchase order that such purchase qualifies under any of the above provisions, and must provide enough information to substantiate that claim. When a Purchaser acquires shares through a broker/dealer or other financial intermediary, he/she must inform his/her broker/dealer or other financial intermediary of any facts that may qualify a purchase for any of the above provisions, such as, for example, information about other holdings of Class A shares of the Funds that the Purchaser has, directly with the Funds, or through other accounts with broker/dealers or financial intermediaries.

                       THIS PAGE LEFT BLANK INTENTIONALLY

FOR MORE INFORMATION

BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
One Security Benefit Place
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed line or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461. Shareholder inquiries should be addressed to SMC, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

Security Income Fund(R).......................    811-02120
-     Diversified Income
-     High Yield
-     Income Opportunity
Security Municipal Bond Fund..................    811-03225
Security Cash Fund............................    811-03073

SECURITY INCOME FUND(R)

      -     DIVERSIFIED INCOME SERIES

      -     HIGH YIELD SERIES

      -     INCOME OPPORTUNITY SERIES

SECURITY MUNICIPAL BOND FUND

SECURITY CASH FUND

Members of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3000
(800) 888-2461

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2005, as it may be supplemented from time to time. A Prospectus may be obtained by writing Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by calling (785) 438-3000 or (800) 888-2461. The financial statements included in the Fund's December 31, 2004 Annual Report are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2005
RELATING TO THE PROSPECTUS DATED May 1, 2005,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME

INVESTMENT MANAGER                 DISTRIBUTOR                   CUSTODIAN                     INDEPENDENT REGISTERED PUBLIC
Security Management Company, LLC   Security Distributors, Inc.   UMB Bank, N.A.                ACCOUNTING FIRM
One Security Benefit Place         One Security Benefit Place    928 Grand Avenue              Ernst & Young LLP
Topeka, Kansas 66636-0001          Topeka, Kansas 66636-0001     Kansas City, Missouri 64106   One Kansas City Place
                                                                                               Kansas City, Missouri
                                                                 State Street Bank and Trust   64105-2143
                                                                 Company
                                                                 225 Franklin
                                                                 Boston, Massachusetts 02110


                                TABLE OF CONTENTS

GENERAL INFORMATION.....................................   4
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.........   4
   Security Income Fund.................................   4
   Security Municipal Bond Fund.........................   9
   Security Cash Fund...................................  14
INVESTMENT METHODS AND RISK FACTORS.....................  16
   General Risk Factors.................................  16
   Repurchase Agreements, Reverse Repurchase Agreements
     and Roll Transactions..............................  16
   Borrowing............................................  17
   Lending of Portfolio Securities......................  17
   Guaranteed Investment Contracts ("GICs").............  18
   Restricted Securities (Rule 144A Securities).........  18
   Risks Associated With Lower-Rated Debt Securities
     (Junk Bonds).......................................  19
   Senior Loans ........................................  20
   Convertible Securities and Warrants..................  22
   Mortgage Backed Securities and Collateralized
     Mortgage Obligations...............................  22
   Asset Backed Securities..............................  23
   Real Estate Securities...............................  23
   When Issued and Forward Commitment Securities........  24
   Options and Futures Strategies.......................  24
   Swaps, Caps, Floors and Collars......................  30
   Index Based Investment Companies.....................  30
   Emerging Countries...................................  31
   Foreign Investment Restrictions......................  31
   Political and Economic Risks.........................  31
   Religious and Ethnic Instability.....................  32
   Non-Uniform Corporate Disclosure Standards and
     Governmental Regulation............................  32
   Adverse Market Characteristics.......................  32
   Non-U.S. Withholding Taxes...........................  32
   Costs................................................  33
   Eastern Europe.......................................  33
   American Depositary Receipts (ADRs)..................  33
INVESTMENT POLICY RESTRICTIONS..........................  33
   Fundamental Policies.................................  33
   Operating Policies...................................  35
DISCLOSURE OF PORTFOLIO HOLDINGS........................  36
DIRECTORS AND OFFICERS..................................  38
COMMITTEES..............................................  39
   Nominating Committee.................................  40
REMUNERATION OF DIRECTORS AND OTHERS....................  40
PRINCIPAL HOLDERS OF SECURITIES.........................  41
DIRECTORS' OWNERSHIP OF SECURITIES......................  42
HOW TO PURCHASE SHARES..................................  43
   Diversified Income, High Yield, Income Opportunity
     and Municipal Bond Funds...........................  43
   Alternative Purchase Options.........................  44
   Class A Shares.......................................  44
   Security Income and Municipal Bond Funds' Class A
     Distribution Plans.................................  44
   Class B Shares.......................................  46
   Class B Distribution Plan............................  46
   Class C Shares.......................................  47
   Class C Distribution Plan............................  47
   Rule 12b-1 Plan Expenses.............................  48
   Calculation and Waiver of Contingent Deferred Sales
     Charges............................................  49
   Arrangements With Broker/Dealers and Others..........  49
   Cash Fund............................................  52
PURCHASES AT NET ASSET VALUE............................  53
   Purchases for Employer-Sponsored Retirement Plans....  54
ACCUMULATION PLAN.......................................  55
SYSTEMATIC WITHDRAWAL PROGRAM...........................  55
INVESTMENT MANAGEMENT...................................  56
SUB-ADVISERS............................................  59
   Portfolio Management.................................  60
   Code of Ethics.......................................  61
PROXY VOTING............................................  70
DISTRIBUTOR.............................................  72
ALLOCATION OF PORTFOLIO BROKERAGE.......................  72
DETERMINATION OF NET ASSET VALUE........................  74
HOW TO REDEEM SHARES....................................  76
   Telephone Redemptions................................  78
   Redemption/Exchange Charge - Income Opportunity Fund.  79
HOW TO EXCHANGE SHARES..................................  79
   Exchange by Telephone................................  80
DIVIDENDS AND TAXES.....................................  81
   Options, Futures and Forward Contracts and Swap
     Agreements.........................................  85
   Market Discount......................................  86
   Original Issue Discount..............................  86
   Constructive Sales...................................  87
   REITs................................................  87
   Foreign Taxation.....................................  87
   Redemption Charge....................................  87
   Other Taxes..........................................  88
ORGANIZATION............................................  88
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.....  89
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........  89
PERFORMANCE INFORMATION.................................  89
RETIREMENT PLANS........................................  90
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)...................  91
ROTH IRAS...............................................  92
COVERDELL EDUCATION SAVINGS ACCOUNTS....................  92
SIMPLE IRAS.............................................  93
PENSION AND PROFIT-SHARING PLANS........................  93
403(b) RETIREMENT PLANS.................................  93
SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS.................  94

FINANCIAL STATEMENTS....................................  94

GENERAL INFORMATION

Security Income Fund, Security Municipal Bond Fund and Security Cash Fund, which were organized as Kansas corporations on April 20, 1965, July 14, 1981 and March 21, 1980, respectively, are registered with the Securities and Exchange Commission as investment companies. The name of Security Municipal Bond Fund (formerly "Security Tax-Exempt Fund") was changed effective May 1, 1998 and that of Diversified Income Series (formerly "U.S. Government Series") was changed effective February 4, 2000. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Funds. The Funds are diversified, open-end management investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value ("NAV") thereof. (See "How to Redeem Shares.")

Each of the Diversified Income Series ("Diversified Income Fund"), High Yield Series ("High Yield Fund") and Income Opportunity Series ("Income Opportunity Fund") of Security Income Fund, Security Municipal Bond Fund ("Municipal Bond Fund"), and Security Cash Fund ("Cash Fund") (the "Funds") has its own investment objective and policies which are described below. Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without shareholder approval. These limitations are set forth below under "Investment Policy Restrictions." An investment in one of the Funds does not constitute a complete investment program.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

SECURITY INCOME FUND -- Security Income Fund ("Income Fund") offers its shares in multiple Series, each of which represents a different investment objective and which has its own identified assets and NAVs. The investment objectives of the Diversified Income, High Yield and Income Opportunity Funds of Income Fund are each described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objectives will be achieved. Some of the risks are described below.

Income Fund makes no representation that the stated investment objective of any Series will be achieved. Although there is no present intention to do so, the investment objective of any Series of the Fund may be altered by the Board of Directors without the approval of shareholders of the Series.

DIVERSIFIED INCOME FUND. The investment objective of the Diversified Income Fund is to provide a high level of interest income with security of principal. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including investment in: (i) certificates of deposit issued by a U.S. branch of a foreign bank ("Yankee CDs"); (i) zero coupon securities; (iii) interest rate, index and total return swap agreements; (iv) "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds; and (v) "reverse repurchase agreements" and "roll transactions." Yankee CDs and swap agreements are described in further detail under "Investment Methods and Risk Factors."

Yankee CDs are Certificates of Deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

The Fund may invest up to 10% of its net assets in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only" (IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs.

Additional information about certain of Diversified Income Fund's principal investment strategies is set forth below. The Fund may buy and sell futures contracts, exchange-traded and over-the-counter put and call options, including index options, securities options, and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of its total assets. The Fund may write only covered put and call options.

The Fund may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"); however, the Fund will never hold more than 25% of its net assets in junk bonds, which includes securities rated Ba or lower by Moody's or BB or lower by S&P. Such bonds are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The Fund will not invest in junk bonds which are rated in default at the time of purchase. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because the Fund may invest in lower rated or unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be true if investing in higher rated securities.

The Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. currency.

The Fund may also invest up to 25% of its net assets in debt securities issued by foreign governments, their agencies and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars.

Diversified Income Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of Rule 144A Securities.

The Fund may invest without limit in investment grade MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs).

Diversified Income Fund may purchase securities on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when issued basis are subject to market fluctuations and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will segregate cash or liquid securities equal in value to commitments for such when issued securities. Assets may be segregated by the Fund's custodian or on the Fund's books.

Diversified Income Fund may enter into "reverse repurchase agreements" and "roll transactions." The Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors."

HIGH YIELD FUND. The investment objective of High Yield Fund is to seek high current income. Capital appreciation is a secondary objective. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including investment in: (i) asset-backed securities; (i) zero coupon securities; (iii) securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds; and (iv) interest rate, total return and index swaps and related caps, floors and collars.

The Fund may invest up to 25% of its total assets in MBSs, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund may also invest in securities known as "inverse floating obligations," "residual interest bonds," and "interest only" (IO) and "principal only" (PO) bonds, the market values of which generally will be more volatile than the market values of most MBSs. This is due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBSs. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors."

The Fund may invest up to 15% of its total assets in "asset-backed securities." See "Investment Methods and Risk Factors."

Additional information about certain of High Yield Fund's principal investment strategies is set forth below.

The Fund may invest up to 20% of its net assets in common stocks (which may include American Depositary Receipts "ADRs"), warrants, rights and index based securities.

High Yield Fund may invest up to 100% of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached.

High Yield Fund may purchase securities which are obligations of, or guaranteed by, the Dominion of Canada or provinces thereof and debt securities issued by Canadian corporations. Canadian securities will not be purchased if subject to the foreign interest equalization tax and unless payable in U.S. dollars. The Fund may also invest in debt securities issued by foreign governments (including Brady Bonds), their agencies and instrumentalities and foreign corporations (including those in emerging markets), provided such securities are denominated in U.S. dollars. The Fund's investment in foreign securities, excluding Canadian securities, will not exceed 25% of the Fund's net assets. See "Investment Method and Risk Factors" for a discussion of the risks associated with investing in foreign securities and emerging markets.

The Fund may invest in U.S. Government securities, including bills, certificates of indebtedness, notes and bonds issued by the Treasury or by agencies or instrumentalities of the U.S. Government.

High Yield Fund may invest not more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation Rule 144A Securities, subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities. See "Investment Methods and Risk Factors" for a discussion of restricted securities.

The Fund may purchase securities on "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also purchase or sell securities on a "forward commitment" basis and may enter into "repurchase agreements", "reverse repurchase agreements" and "roll transactions." The Fund may lend securities to broker-dealers, other institutions or other persons to earn additional income.

High Yield Fund may invest in real estate investment trusts ("REITs") and other real estate industry investments. See the discussion of real estate securities under "Investment Methods and Risk Factors." High Yield Fund may also invest in a variety of investment vehicles that seek to track the composition and performance of a specific index. See the discussion of such investment companies under "Investment Methods and Risk Factors."

High Yield Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or as an efficient means of adjusting its exposure to the bond market. The Fund will not use futures contracts for leveraging purposes. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's NAV. The Fund may purchase call and put options and write such options on a "covered" basis. The Fund may also enter into interest rate, total return, and index swaps and purchase or sell related caps, floors and collars. See "Investment Methods and Risk Factors" for a discussion of the risks associated with these types of investments.

As an operating policy, the Fund will not purchase securities on margin. The Fund may, however, obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. In addition, the Fund may enter into certain derivative transactions, consistent with its investment program, which require the deposit of "margin" or a premium to initiate such a transaction. As an operating policy, the Fund will not loan its assets to any person or individual, except by the purchase of bonds or other debt obligations customarily sold to institutional investors. The Fund may, however, lend portfolio securities as described in the Prospectus and this Statement of Additional Information. In addition, the Fund does not interpret this restriction as prohibiting investment in loan participations and assignments as described in the Prospectus. As an operating policy, the Fund will not engage in short sales.

The Fund's investment in warrants, valued at the lower of cost or market, will not exceed 5% of the Fund's net assets. Included within this amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Should the High Yield Fund change its policy of investing at least 80% of its net assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.

INCOME OPPORTUNITY FUND. The investment objective of Income Opportunity Fund is to seek a high level of current income. The following paragraphs provide additional information about the principal investment strategies, policies and practices of the Income Opportunity Fund.

In addition to its investments in Senior Loans and other corporate debt securities as described in the Prospectus, the Income Opportunity Fund may invest a portion of its assets in debt securities that, at the time of purchase, are rated below investment grade ("high yield securities" or "junk bonds"), which involve a high degree of risk and are predominantly speculative. For a description of debt ratings and a discussion of the risks associated with investing in junk bonds, see "Investment Methods and Risk Factors." Included in the debt securities which the Fund may purchase are convertible bonds, or bonds with warrants attached.

The Income Opportunity Fund may invest a portion of its assets in revolving credit facilities, debtor-in-possession financing, unsecured loans, subordinated loans, and other floating rate debt securities, such as notes, bonds, and asset-backed securities, such as special purpose trusts investing in Senior Loans (as that term is defined in the Prospectus) and other corporate debt securities.

The Income Opportunity Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate securities, including Senior Loans, the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Income Opportunity Fund's portfolio securities. The Income Opportunity Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.

The Income Opportunity Fund may invest up to 5% of its assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value.

The Income Opportunity Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Income Opportunity Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Income Opportunity Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Income Opportunity Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Income Opportunity Fund had invested in the reference obligation directly.

When the Income Opportunity Fund purchases credit default swap contracts in order to hedge against the risk of default of debt securities it holds, it is subject to the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also involves credit risk -- that the seller may fail to satisfy its payment obligations to the Income Opportunity Fund in the event of a default.

As a non-principal investment strategy, the Income Opportunity Fund may invest in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Income Opportunity Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Income Opportunity Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Income Opportunity Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note. The Income Opportunity Fund's sub-adviser currently considers credit default swaps and credit-linked notes to be illiquid.

SECURITY MUNICIPAL BOND FUND -- The investment objective of Municipal Bond Fund is to obtain as high a level of interest income exempt from regular federal income taxes as is consistent with preservation of shareholders' capital. In pursuing its investment objective, the Fund may engage in certain non-principal investment strategies, including: (i) investment in zero coupon securities; and
(ii) the purchase and sale of futures contracts as discussed below.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date.

Municipal Bond Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices. Currently at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. For further information regarding futures contracts, see "Investment Methods and Risk Factors."

Additional information about certain of Municipal Bond Fund's principal investment strategies is set forth below.

The tax-exempt securities in which Municipal Bond Fund invests include debt obligations issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities, including multi-state agencies or authorities. These securities are referred to as "municipal securities" and are described in more detail below.

Municipal Bond Fund's investments in municipal securities are limited to securities of "investment grade" quality, that is securities rated within the four highest rating categories of Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A,
BBB) or Fitch (AAA, AA, A, BBB), except that the Fund may purchase unrated municipal securities (i) where the securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are short-term municipal securities (those having a maturity of less than one year) of issuers having outstanding at the time of purchase an issue of municipal bonds having one of the four highest ratings, or (ii) where, in the opinion of the Sub-Adviser, Salomon Brothers Asset Management Inc, the unrated municipal securities are comparable in quality to those within the four highest ratings. However, Municipal Bond Fund will not purchase an unrated municipal security (other than a security described in (i) above) if, after such purchase, more than 20% of the Fund's total assets would be invested in such unrated municipal securities.

With respect to rated securities, there is no percentage limitation on the amount of Municipal Bond Fund's assets which may be invested in securities within any particular rating classification. A description of the ratings is contained in Appendix B to the Prospectus.

Although Municipal Bond Fund invests primarily in municipal bonds with maturities greater than one year, it also will invest for various purposes in short-term (maturity equal to or less than one year) securities which, to the extent practicable, will be short-term municipal securities. (See "Municipal Securities," below.) Short-term investments may be made, pending investment of funds in municipal bonds, in order to maintain liquidity to meet redemption requests, or to maintain a temporary "defensive" investment position when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. Except when in a temporary "defensive" position, investments in short-term municipal securities will represent less than 20% of the Fund's total assets.

From time to time, on a temporary basis, Municipal Bond Fund may invest in fixed-income obligations on which the interest is subject to federal income tax. Except when the Fund is in a temporary "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total assets would be invested in taxable securities. This limitation is a fundamental policy of Municipal Bond Fund, and may not be changed without a majority vote of the Fund's outstanding securities. Temporary taxable investments of the Fund may consist of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch, corporate obligations rated AAA or AA by S&P and Fitch or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $2 billion in assets, or repurchase agreements with such banks or with broker/dealers. Municipal Bond Fund may invest its assets in bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Repurchase agreements may be entered into with respect to any securities eligible for investment by the Fund, including municipal securities.

Municipal Bond Fund may invest in repurchase agreements. Municipal Bond Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are illiquid or not readily marketable, would exceed 10% of the total assets of the Fund. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

Municipal Bond Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

See Appendix B to the Prospectus for a further description of Moody's, S&P and Fitch ratings relating to municipal securities. As noted earlier, when Municipal Bond Fund is in a temporary "defensive" position, there is no limit on its investments in short-term municipal securities and taxable securities.

MUNICIPAL SECURITIES.

MUNICIPAL BONDS. Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year. They are issued to obtain funds for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and other private activity bonds are issued by or on behalf of public authorities to obtain funds to provide for privately-operated housing facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or specific revenue source. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax. Municipal Bond Fund will not invest more than 5% of its net assets in securities where the principal and interest are the responsibility of a private corporation or other entity which has, including predecessors, less than three years' operational history.

There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in Municipal Bond Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

As a result of litigation or other factors, the power or ability of issuers of municipal securities to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

Municipal Bond Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues on similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Thus, Municipal Bond Fund may invest more than 25% of its total assets in securities issued in a single state. However, it may not invest more than 25% of its total assets in one industry. (See "Investment Policy Restrictions.") Consequently, the Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Municipal Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Municipal Bond Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

WHEN-ISSUED PURCHASES. From time to time, in the ordinary course of business, Municipal Bond Fund may purchase municipal securities on a when-issued or delayed delivery basis--i.e., delivery and payment can take place a month or more after the date of the transactions. Securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a municipal security on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the security in determining its NAV. Municipal Bond Fund will also segregate cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Assets may be segregated by the Fund's custodian or on the Fund's books. Municipal Bond Fund does not believe that its NAV or income will be adversely affected by its purchase of municipal securities on a when-issued or delayed delivery basis. Upon the settlement date of the when-issued securities, the Fund ordinarily will meet its obligation to purchase the securities from available cash flow, use of the cash (or liquidation of securities) held in the segregated account or sale of other securities. Although it would not normally expect to do so, the Fund also may meet its obligation from the sale of the when-issued securities themselves (which may have a current market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of net capital gains, which are not exempt from federal income tax.

PUTS OR STAND-BY COMMITMENTS. Municipal Bond Fund may purchase, from banks or broker/dealers, municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment" on the part of the seller. The price which the Fund pays for the municipal securities with puts generally is higher than the price which otherwise would be paid for the municipal securities alone. Municipal Bond Fund uses puts for liquidity purposes in order to permit it to remain more fully invested in municipal securities than would otherwise be the case by providing a ready market for certain municipal securities in its portfolio at an acceptable price. The put generally is for a shorter term than the maturity of the municipal security and does not restrict in any way the Fund's ability to dispose of (or retain) the municipal security.

In order to ensure that the interest on municipal securities subject to puts is tax-exempt to the Fund, it will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the Fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the Fund and gave the seller no rights in the underlying securities, and (vi) the securities were acquired by the Fund for its own account and not as security for a loan from the seller.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts will be determined to have a "value" of zero, regardless of whether any direct or indirect consideration was paid. Amounts paid by Municipal Bond Fund for a put will be reflected as unrealized depreciation in the underlying security for the period during which the commitment is held, and therefore will reduce any potential gains on the sale of the underlying security by the cost of the put. There is a risk that the seller of the put may not be able to repurchase the security upon exercise of the put by the Fund.

SHORT-TERM MUNICIPAL SECURITIES. Although Municipal Bond Fund's portfolio generally will consist primarily of municipal bonds, for liquidity purposes, and from time to time for defensive purposes, a portion of its assets may be invested in short-term municipal securities (i.e., those with less than one year remaining to maturity).

Short-term municipal securities consist of short-term municipal notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable-rate demand notes. Short-term municipal notes include tax anticipation notes (notes issued in anticipation of the receipt of tax funds), bond anticipation notes (notes issued in anticipation of receipt of the proceeds of bond placements), revenue anticipation notes (notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and project notes (obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. government). Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

The Fund may invest in tax-exempt master demand notes. A municipal master demand note is an arrangement under which the Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of Municipal Bond Fund.

Municipal Bond Fund may also invest in variable-rate demand notes. Variable-rate demand notes are tax-exempt obligations which are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. The yield on a variable rate demand note is adjusted automatically to reflect a particular market rate (which may not be the same market rate as that applicable to a master demand note). Variable-rate demand notes typically are callable by the issuer prior to maturity.

Where short-term municipal securities are rated, the Municipal Bond Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of SP-2 or better by S&P, MIG 2 or better (or VMIG-2 or better, in the case of variable rate demand notes) by Moody's or F-2 or better by Fitch; for municipal paper this includes A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated municipal securities. This limitation provides that not more than 20% of Municipal Bond Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities which are guaranteed as to principal and interest by the full faith and credit of the U.S. government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

Municipal Bond Fund also may engage to a limited extent in portfolio trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of a particular issue or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of municipal securities.

Should the Municipal Bond Fund change its policy of investing at least 80% of its net assets in the type of investment suggested by its name, the Fund will provide shareholders at least 60 days notice prior to making the change.

SECURITY CASH FUND -- The investment objective of Cash Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity. No assurances can be given that Cash Fund will achieve its objective. Money market instruments in which Cash Fund may invest consist of the following:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed (as to principal or interest) by the United States Government or its agencies (such as the Small Business Administration, the Federal Housing Administration and Government National Mortgage Association) or instrumentalities (such as Federal Home Loan Banks and Federal Land Banks) and instruments fully collateralized with such obligations, such as repurchase agreements.

Some U.S. Government securities, such as treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

BANK OBLIGATIONS. Obligations of banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation and instruments fully collateralized with such obligations, such as repurchase agreements.

CORPORATE OBLIGATIONS. Commercial paper issued by corporations and rated Prime-1 or Prime-2 by Moody's, or A-1 or A-2 by S&P, or other corporate debt instruments rated Aaa or Aa or better by Moody's or AAA or AA or better by S&P, subject to the limitations on investment in instruments in the second-highest rating category, discussed below.

Cash Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Cash Fund may invest only in U.S. dollar denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Investment Manager will determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A security will be considered to be highest quality (1) if rated in the highest rating category, (e.g., Aaa or Prime-1 by Moody's or AAA or A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSRO's") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Investment Manager and whose acquisition is approved or ratified by the Board of Directors. With respect to 5% of its total assets, measured at the time of investment, Cash Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. See Appendix A to the Prospectus for a description of the principal types of securities and instruments in which the Fund will invest as well as a description of the above mentioned ratings.

Cash Fund may not invest more than 5% of its total assets, measured at the time of investment, in the securities of any one issuer that are of the highest quality or more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that these limitations shall not apply to U.S. Government securities. The Fund may exceed the 5% limitation for up to three business days after the purchase of the securities of any one issuer that are of the highest quality, provided that the Fund does not have outstanding at any time more than one such investment. In the event that an instrument acquired by Cash Fund is downgraded, the Investment Manager, under procedures approved by the Board of Directors, (or the Board of Directors itself if the Investment Manager becomes aware that a security has been downgraded below the second-highest rating category and the Investment Manager does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument, or Investment Manager may forego the reassessment of credit risk if the security is disposed of or matures within five business days of downgrade and the Board is subsequently notified of the Investment Manager's actions. In the event that an instrument acquired by Cash Fund ceases to be of the quality that is eligible for the Fund, the Fund shall promptly dispose of the instrument in an orderly manner unless the Board of Directors determines that this would not be in the best interests of the Fund.

Cash Fund may acquire one or more of the above types of securities subject to repurchase agreements. A repurchase transaction involves a purchase by the Fund of a security from a selling financial institution, such as a bank, savings and loan association or broker/dealer, which agrees to repurchase such security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. Not more than 10% of Cash Fund's net assets will be invested in illiquid assets, which include repurchase agreements with maturities of more than seven days. See the discussion of repurchase agreements under "Investment Methods and Risk Factors."

Cash Fund may borrow money from banks as a temporary measure for emergency purposes or to facilitate redemption requests. Borrowing is discussed in more detail under "Investment Methods and Risk Factors." Pending investment in securities or to meet potential redemptions, the Fund may invest in certificates of deposit, bank demand accounts and high quality money market instruments.

Cash Fund may also invest in guaranteed investment contracts ("GICs") issued by insurance companies, subject to the Fund's policy that not more than 10% of the Fund's net assets will be invested in illiquid assets. See the discussion of GICs under "Investment Methods and Risk Factors."

Certain of the securities acquired by Cash Fund may be Rule 144A Securities. See the discussion of Rule 144A Securities under "Investment Methods and Risk Factors."

VARIABLE RATE INSTRUMENTS. Cash Fund may invest in instruments having rates of interest that are adjusted periodically according to a specified market rate for such investments ("Variable Rate Instruments"). The interest rate on a Variable Rate Instrument is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate or the 91-day U.S. Treasury Bill rate. Cash Fund does not purchase certain Variable Rate Instruments that have a preset cap above which the rate of interest may not rise. Generally, the changes in the interest rate on Variable Rate Instruments reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Cash Fund determines the maturity of Variable Rate Instruments in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act") which allows the Fund generally to consider the maturity date of such instruments to be the period remaining until the next readjustment of the interest rate rather than the maturity date on the face of the instrument.

While Cash Fund does not intend to engage in short-term trading, portfolio securities may be sold without regard to the length of time that they have been held. A portfolio security could be sold prior to maturity to take advantage of new investment opportunities or yield differentials, or to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer, or for other reasons. While Cash Fund is expected to have a high portfolio turnover due to the short maturities of its portfolio securities, this should not affect the Fund's income or NAV since brokerage commissions are not normally paid in connection with the purchase or sale of money market instruments.

Cash Fund will invest in money market instruments of varying maturities (but no longer than 13 months) in an effort to earn as high a level of current income as is consistent with preservation of capital and liquidity. While investing only in high quality money market instruments, investment in Cash Fund is not without risk. The market value of fixed income securities is generally affected by changes in the level of interest rates. An increase in interest rates will generally reduce the market value of fixed income investments, and a decline in interest rates will generally increase their value. Instruments with longer maturities are subject to greater fluctuations in value from general interest rate changes than are shorter term issues. Such market value changes could cause changes in the NAV per share. To reduce the effect of fluctuating interest rates on the NAV of its shares, Cash Fund intends to maintain a weighted average maturity in its portfolio of not more than 90 days. In addition to general market risks, Cash Fund's investments in non-government obligations are subject to the ability of the issuer to satisfy its obligations.

INVESTMENT METHODS AND RISK FACTORS

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the sections of the Prospectus entitled "Funds' Principal Investment Strategies," "Principal Risks" and "Investment Policies and Management Practices." The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

GENERAL RISK FACTORS -- The NAV of each of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of fixed income securities held by the Funds generally fluctuates inversely with interest rate movements. In other words, bond prices generally fall as interest rates rise and generally rise as interest rates fall. Longer term bonds held by the Funds are subject to greater interest rate risk. There is no assurance that any Fund will achieve its investment objective.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS -- Each of the Funds may enter into repurchase agreements. Repurchase agreements are transactions in which the purchaser buys a debt security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, the Funds will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5 million, whichever is greater.

Each of the High Yield, Income Opportunity, and Diversified Income Funds may also enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Each of the High Yield and Diversified Income Funds also may enter into "dollar rolls," in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will segregate cash or liquid securities in an amount sufficient to cover its obligation under "roll" transactions and reverse repurchase agreements. Assets may be segregated with the Fund's custodian or on the Fund's books.

BORROWING -- Each of the Funds may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests.

From time to time, it may be advantageous for the Funds to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, the Funds may borrow from banks and Diversified Income Fund, High Yield Fund and Income Opportunity Fund may borrow through reverse repurchase agreements and "roll" transactions, in connection with meeting requests for the redemption of Fund shares. As an operating policy, each Fund, except the Income Opportunity Fund, may borrow up to 10% of total Fund assets. In addition to this operating policy, Cash Fund may not purchase securities while borrowings equal to 5% of its total assets are outstanding. The Income Opportunity Fund may borrow to the full extent permitted under applicable laws and regulations. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e. using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. It is not expected that Cash Fund would purchase securities while it had borrowings outstanding.

LENDING OF PORTFOLIO SECURITIES -- For the purpose of generating income, certain of the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being loaned, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being loaned, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GUARANTEED INVESTMENT CONTRACTS ("GICS") -- Certain of the Funds may invest in GICs. When investing in GICs, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Cash Fund may invest only in GICs that have received the requisite ratings by one or more NRSROs. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

RESTRICTED SECURITIES (RULE 144A SECURITIES) -- The Funds may invest in Rule 144A Securities. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System. A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

Certain of the Funds also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

RISKS ASSOCIATED WITH LOWER-RATED DEBT SECURITIES (JUNK BONDS) -- Certain of the Funds may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). Debt rated BB, B, CCC, CC and C by S&P and rated Ba, B, Caa, Ca and C by Moody's, is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market value of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Fund may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the securities in the portfolio of the Fund.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The High Yield Fund and the Income Opportunity Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by a Fund will adversely impact NAV of the Fund. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Fund also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analyses and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Funds and consider their ability to assume the investment risks involved before making an investment in the Funds.

SENIOR LOANS -- The Income Opportunity Fund invests in Senior Loans (i.e., senior secured floating rate corporate loans).

Senior Loans are loans made to corporations. In return, the corporation pays interest and principal to the lenders. Senior Loans also include participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which the Income Opportunity Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the Loan on behalf of all the lenders. This lender is referred to as the agent bank.

The Income Opportunity Fund may invest in a Senior Loan in one of two ways. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Senior Loan. The Income Opportunity Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a Senior Loan previously attributable to a different lender. Unlike a participation interest, the Income Opportunity Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Income Opportunity Fund will not originate loans. As such, it will not be buying in the "primary" market. When Income Opportunity Fund purchases an existing assignment of a Senior Loan, or purchases a participation interest in a

Senior Loan, it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market may take place at, above, or below the par value of a Senior Loan. Purchases above par will effectively reduce the amount of interest being received by Income Opportunity Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by Income Opportunity Fund through the amortization of the purchase price discount. The Income Opportunity Fund may be able to invest in Senior Loans only through participation interests or assignments at certain times when reduced direct investment opportunities in Senior Loans may exist.

If the Income Opportunity Fund purchases an assignment from a lender, the Income Opportunity Fund will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Income Opportunity Fund purchases a participation interest either from a lender or a participant, the Income Opportunity Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Income Opportunity Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Income Opportunity Fund, in addition to the usual credit risk of the borrower. Therefore, when the Income Opportunity Fund invests in Senior Loans through the purchase of participation interests, the Fund's sub-adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Income Opportunity Fund and a borrower.

Typically, Senior Loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such Senior Loan. The Fund's sub-adviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Income Opportunity Fund's investment. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Income Opportunity Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan. The borrower under a Senior Loan must comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the Senior Loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Senior Loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

The Income Opportunity Fund will make an investment in a Senior Loan only after the Fund's sub-adviser determines that the investment is suitable for the Income Opportunity Fund based on the sub-adviser's independent credit analysis. Generally, this means that the sub-adviser has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (Prime Rate), the certificate of deposit ("CD") rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Senior Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days. Certain of the Senior Loans in which the Income Opportunity Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Income Opportunity Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in the Income Opportunity Fund's net asset value as a result of changes in interest rates. However, the Income Opportunity Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

CONVERTIBLE SECURITIES AND WARRANTS -- Certain of the Funds may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

MORTGAGE-BACKED SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS -- Certain of the Funds may invest in mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). MBSs include certain securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Certain of the Funds may invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates. The term "residual interest" bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest only payments (IOs) and the other class principal only payments (POs). MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

CMOs may be issued in a variety of classes and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (PACs), Scheduled Classes (SCHs), Sequential Pay Classes (SEQs), Support Classes (SUPs), Target Amortization Classes (TACs) and Accrual Classes (Z Classes). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs' lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBSs poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions, is based on the financial health of those institutions.

ASSET-BACKED SECURITIES -- Certain of the Funds may also invest in "asset-backed securities." These include secured debt instruments backed by automobile loans, credit card loans, home equity loans, manufactured housing loans, Senior Loans, and other types of debt providing the source of both principal and interest. Asset-backed securities are subject to risks similar to those discussed above with respect to MBSs.

REAL ESTATE SECURITIES -- Certain of the Funds may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, these Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Certain of the Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with a Fund's custodian or on the Fund's books and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

OPTIONS AND FUTURES STRATEGIES --

WRITING (SELLING) COVERED CALL OPTIONS. Certain of the Funds may write (sell) covered call options. Covered call options generally will be written on securities and currencies which, in the opinion of the Investment Manager are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. Writing covered call options is less risky than writing uncovered or "naked" options, which the Funds will not do.

Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with that Fund's investment objectives. When writing a covered call option, the Fund in return for the premium gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since the option may be exercised at any time prior to the option's expiration. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium which a Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. In determining whether a particular call option should be written on a particular security, the Investment Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time which the NAV per share of the Fund is computed at the close of regular trading on the NYSE (currently, 3:00 p.m. Central time, unless weather, equipment failure or other factors contribute to an earlier closing time), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund normally will have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

PURCHASING CALL OPTIONS. Certain Funds may purchase call options. As the holder of a call option, the Fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the Fund for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, the Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

WRITING (SELLING) COVERED PUT OPTIONS. Certain of the Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time prior to its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS. Certain of the Funds may purchase put options. As the holder of a put option, the Fund would have the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security ("protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the Investment Manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security eventually is sold.

Certain Funds also may purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (at the close of regular trading on the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the writing of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

INTEREST RATE FUTURES CONTRACTS. Certain Funds may enter into interest rate futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and purchases of Futures as an offset against the effect of expected declines in interest rates.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

Pursuant to claims for exemption filed with the CFTC" and/or the National Futures Association on behalf of the Funds and the Investment Manager, the Funds and the Investment Manager are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Funds' exemption filing with respect to their use of futures contracts are no longer applicable.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them. Debtors and other obligors also may hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates.

The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund, in a segregated account with the Fund's broker, in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A Fund may also deposit margin with a futures commission merchant, rather than with its custodian, in accordance with Rule 17f-6 under the Investment Company Act. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract. Futures Contracts customarily are purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). If the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, however, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. The Municipal Bond Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

VOLATILITY AND LEVERAGE. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss of 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, the Fund presumably would have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less margin deposit.

In the case of a Futures contract sale, the Fund either will set aside amounts, as in the case of a Futures Contract purchase, own the security underlying the contract or hold a call option permitting the Fund to purchase the same Futures Contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding Futures Contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of the Fund's assets to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON FUTURES CONTRACTS. Options on Futures Contracts are similar to options on securities except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities themselves. Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

SWAPS, CAPS, FLOORS AND COLLARS -- The Diversified Income Fund, the Income Opportunity Fund and the High Yield Fund may enter into interest rate, total return and index swaps. The High Yield Fund and the Income Opportunity Fund may also enter into the purchase or sale of related caps, floors and collars. A Fund usually will enter into interest rate swaps on a net basis if the contract so provides, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors and collars are entered into for good faith hedging purposes, the Funds and the Investment Manager believe that they do not constitute senior securities under the Investment Company Act if appropriately covered and, thus, will not treat them as being subject to a Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's or S&P or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

INDEX-BASED INVESTMENT COMPANIES -- High Yield Fund may invest in a variety of investment companies or vehicles that seek to track the composition and performance of a specific index. These index-based investments hold substantially all of their assets in securities representing their specific index, or a specific portion of an index. Accordingly, the main risk of investing in index-based investment companies or vehicles is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. To the extent a Fund invests in other investment companies or vehicles, it will incur its pro rata share of the underlying investment companies' or vehicles' expenses. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. The Fund's investment in shares of other investment companies or vehicles may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company.

Examples of index-based securities include SPDRs (Standard & Poor's Depositary Receipts), MidCap SPDRs, Select Sector SPDRs, DIAMONDS, and Nasdaq-100 Shares.

SPDRS are based on the Standard & Poor's 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all of the companies in the S&P 500 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's 500 Composite Stock Price Index. They are issued by The Select Sector Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS are based on the Dow Jones Industrial Average. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq - 100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

EMERGING COUNTRIES -- Certain of the Funds may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in a Fund which invests in non-U.S. companies is subject to the political and economic risks associated with investments in foreign markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by a Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which a Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by a Fund will not be registered with the Securities and Exchange Commission or regulators of any foreign country, nor will the issuers thereof be subject to the Securities and Exchange Commission's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

COSTS -- Investors should understand that the expense ratio of the Funds that invest in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds are higher.

EASTERN EUROPE -- Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest.

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The High Yield Fund may invest in ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Restrictions," above.

INVESTMENT POLICY RESTRICTIONS

Each of the Funds operate within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's Prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

   1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER. Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities); provided, that this limitation applies only with respect to 75% of a Fund's total assets.

   2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER. Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Income Opportunity Fund together with any other person interpositioned between such lender and Income Opportunity Fund with respect to a participation.

   3. UNDERWRITING. Not to act as underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

   4. INDUSTRY CONCENTRATION. Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the U.S. Government, its agencies or instrumentalities).

   5. REAL ESTATE. Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this does not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

   6. COMMODITIES. Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon, except to the extent the Senior Loans, in which the Income Opportunity Fund may invest, may be considered interests in commodities or commodities contracts.

   7. LOANS. Not to lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective and policies, or
      (ii) by engaging in repurchase agreements with respect to portfolio securities, and except that the Income Opportunity Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan, and (ii) lend portfolio securities.

   8. BORROWING. Not to borrow in excess of 33 1/3% of the Fund's total assets.

   9. SENIOR SECURITIES. Not to issue senior securities, except as permitted under the Investment Company Act.

For purposes of fundamental investment restriction numbers 1 and 2, the Income Opportunity Fund generally will consider the borrower of a Senior Loan to be the issuer of the Senior Loan, but may under unusual circumstances also consider the lender or person interpositioned between the lender and the Income Opportunity Fund to be the issuer of a Senior Loan. In making such a determination, the Income Opportunity Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

MUNICIPAL BOND FUND. The following fundamental policy applies only to Municipal Bond Fund:

10. TAX-EXEMPT SECURITIES. Not to invest less than 80% of its net assets in securities which are exempt from regular federal income tax but which may be subject to alternative minimum tax, except for temporary defensive purposes.

The Diversified Income and High Yield Funds interpret Fundamental Policy (5) to prohibit the purchase of real estate limited partnerships.

For purposes of Fundamental Policies (2) and (4) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental policy (4), industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports.

For Cash Fund, Fundamental Policy (4) does not apply to investment in bank obligations.

OPERATING POLICIES -- The operating policies of the Funds are:

   1. LOANS. The Funds, except the Income Opportunity Fund, may not lend assets other than securities to other parties, except as otherwise provided in the Fund's fundamental policies. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   2. BORROWING. The Funds, except the Income Opportunity Fund, may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes. Cash Fund may not purchase securities while borrowings equal to 5% or more of its total assets are outstanding.

   3. OPTIONS. The Funds, other than Cash Fund, may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options. Cash Fund will not invest in puts, calls, or any combination thereof.

   4. OIL AND GAS PROGRAMS. The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development programs.

   5. INVESTMENT COMPANIES. Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company Act.

DIVERSIFIED INCOME, HIGH YIELD AND CASH FUNDS. The following operating policies apply only to the foregoing Funds:

   6. OPERATING HISTORY. The Funds may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities; provided that this operating policy does not apply to High Yield Fund.

   7. CONTROL OF PORTFOLIO COMPANIES. The Funds may not invest in companies for the purpose of exercising management or control.

MUNICIPAL BOND AND CASH FUNDS. The following operating policies apply only to Municipal Bond and Cash Funds:

   8. SHORT SALES. The Funds may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   9. MARGIN. The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

CASH FUND. The following operating policies apply only to Cash Fund:

10. PERMISSIBLE SECURITIES. Cash Fund may not purchase securities other than U.S. Government securities, bank obligations and corporate obligations.

11.   FUTURES. Cash Fund may not purchase futures contracts or options thereon.

DIVERSIFIED INCOME, HIGH YIELD, INCOME OPPORTUNITY AND MUNICIPAL BOND FUNDS. The following operating policy applies only to Diversified Income, High Yield, Income Opportunity Fund and Municipal Bond Funds:

12. LIQUIDITY. The Funds may invest up to 15% of their net assets in illiquid securities which are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund was valuing the security.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Funds to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Funds' service providers, to which the Funds may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

The Funds publish a complete list of their month-end portfolio holdings on its website at www.securitybenefit.com generally within one to two days after the end of each calendar month. Such information will remain online for 4 months. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Funds. A Fund may then forward the information to investors, consultants and others at their request.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds may at any time as deemed necessary consistent with its policies and procedures distribute (or authorize its service providers to distribute) the Funds' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Funds) before the portfolio holdings become public information; and
(ii) the recipient signs a written confidentiality agreement, which includes provisions that require the recipient to limit access to such information only to its employees who are subject to a duty not to trade on non-public information. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Funds nor their service providers receive any compensation from such services and departments. Subject to such departures as the Funds' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Fund (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize disclosure of the Funds' securities holdings. In addition to the Board, the CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Funds' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Funds' securities holdings must serve a legitimate business purpose of the Funds and must be in the best interest of the Funds' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Funds and their shareholders justify the purpose of the disclosure. A further determination must be made to ensure that any conflicts of interest between the Funds, their shareholders, and any third party are resolved prior to disclosure. The Funds reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds' policy and any applicable confidentiality agreement. Neither the Funds nor the Investment Manager receive any compensation or other consideration in connection with these arrangements.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Funds' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Funds will promptly terminate the disclosure arrangement.

DIRECTORS AND OFFICERS

The officers and directors of the Funds and their principal occupations for at least the last five years are as follows.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                               TERM OF                                           IN FUND
                                             OFFICE AND                                          COMPLEX         OTHER
                                POSITION(s)   LENGTH OF                                         OVERSEEN     DIRECTORSHIPS
                                   HELD         TIME            PRINCIPAL OCCUPATION(s)            BY           HELD BY
    NAME, ADDRESS AND AGE       WITH FUND     SERVED(1)         DURING THE PAST 5 YEARS         DIRECTOR       DIRECTOR
------------------------------ ------------  -----------  ----------------------------------  -------------  -------------
INDEPENDENT DIRECTORS

Donald A. Chubb, Jr.             Director    Since 1994   Business broker, Griffith & Blair        35
(DOB 12/14/46)                                            Realtors.
2222 SW 29th Street
Topeka, KS 66611

Harry A. Craig (DOB 5/11/39)     Director    Since 2004   Chairman, CEO, Secretary and             35
1737 SW 42nd Street                                       Director, Martin Tractor Company,
Topeka, KS 66609                                          Inc.

Penny A. Lumpkin (DOB 8/20/39)   Director    Since 1993   Partner, Vivian's Gift Shop              35
3616 Canterbury Town Rd                                   (Corporate Retail). Vice
Topeka, KS 66610                                          President, Palmer Companies, Inc.
                                                          (Small Business and Shopping
                                                          Center Development), PLB (Real
                                                          Estate Equipment Leasing), and
                                                          Town Crier (Retail). Prior to
                                                          1999, Vice President and
                                                          Treasurer, Palmer News, Inc.; Vice
                                                          President, M/S News, Inc. and
                                                          Secretary, Kansas City
                                                          Periodicals. Prior to 2002, Vice
                                                          President, Bellairre Shopping
                                                          Center (Managing and Leasing);
                                                          Partner, Goodwin Enterprises
                                                          (Retail).

Maynard. F. Oliverius (DOB       Director    Since 1998   President and Chief Executive            35
12/18/43)                                                 Officer, Stormont-Vail HealthCare.
1500 SW 10th Avenue
Topeka, KS 66604

DIRECTORS WHO ARE "INTERESTED
PERSONS"(2)

John D. Cleland (DOB5/1/36)    Chairman of   Since 1991   Retired. Prior to January 1, 2003,       35
One Security Benefit Place      the Board    (Director)/  Senior Vice President, Security
Topeka, KS 66636-0001          and Director  Since 2000   Benefit Group, Inc. and Security
                                             (Chairman)   Benefit Life Insurance
                                                          Company.

Michael G. Odlum                President    Since 2004   President and Managing Member            35
One Security Benefit Place     and Director  (Director)/  Representative, Security
Topeka, KS 66636-0001                        Since 2004   Management Company, LLC; Senior
(DOB 1/12/52)                                (President)  Vice President and Chief
                                                          Investment Officer Security
                                                          Benefit Life Insurance Company,
                                                          Director, Security Distributors,
                                                          Inc.; Director, Vice President and
                                                          Chief Investment Officer, First
                                                          Security Benefit Life Insurance
                                                          and Annuity Company of New York

-----------
(1) Directors serve until the next annual meeting or their successors are duly elected and qualified.

(2) These directors are deemed to be "interested persons" of the Funds under the 1940 Act, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

                                               TERM OF
                                             OFFICE AND
                                POSITION(s)   LENGTH OF
                                   HELD         TIME
    NAME, ADDRESS AND AGE       WITH FUND     SERVED(1)             PRINCIPAL OCCUPATION(s) DURING THE PAST 5 YEARS
-----------------------------  ------------  -----------  ----------------------------------------------------------------
OFFICERS

Steven M. Bowser (DOB 2/11/60)     Vice      Since 1998   Vice President and Senior Portfolio Manager, Security Management
One Security Benefit Place      President                 Company, LLC, Security Benefit Corporation and Security Benefit
Topeka, KS 66636-0001            (Income                  Life Insurance Company.
                                Fund only)

Brenda M. Harwood (11/3/63)     Treasurer    Since 1998   Assistant Vice President and Treasurer, Security Management
One Security Benefit Place                                Company, LLC; Assistant Vice President, Security Benefit
Topeka, KS 66636-0001                                     Corporation and Security Benefit Life Insurance Company; Vice
                                                          President and Director, Security Distributors, Inc.

Amy J. Lee (DOB 6/5/61)         Secretary    Since 1987   Secretary, Security Management Company, LLC and Security
One Security Benefit Place                                Distributors, Inc.; Vice President, Associate General Counsel
Topeka, KS 66636-0001                                     and Assistant Secretary, Security Benefit Corporation and
                                                          Security Benefit Life Insurance Company.

Christopher L. Phalen (DOB         Vice      Since 2002   Assistant Vice President and Portfolio Manager, Security
11/9/70)                        President                 Management Company, LLC, Security Benefit Life Insurance Company
One Security Benefit Place       (Income                  and Security Benefit Corporation
Topeka, KS 66636-0001           Fund only)

David G. Toussaint (DOB            Vice      Since 2001   Assistant Vice President and Portfolio Manager, Security
10/10/66)                       President                 Management Company, LLC, Security Benefit Life Insurance Company
One Security Benefit Place       (Income                  and Security Benefit Corporation
Topeka, KS 66636-0001           Fund only)

Christopher D. Swickard        Assistant     Since 1996   Assistant Secretary, Security Management Company, LLC;
(DOB 10/9/65)                  Secretary                  Second Vice President and Assistant Counsel,
One Security Benefit Place                                Security Benefit Corporation and Security Benefit Life Insurance
Topeka, KS 66636-0001                                     Company.

---------
(1) Officers serve until the next annual meeting or their successors are duly elected and qualified.

The officers of the Funds hold identical offices with each of the other Funds managed by the Investment Manager, except Messrs. Bowser, Phalen and Toussaint, who are also Vice Presidents of SBL Fund only. The directors of the Funds also serve as directors of each of the other Funds managed by the Investment Manager. Ms. Lee holds identical offices for Security Distributors, Inc. (the "Distributor"). Mr. Odlum and Ms. Harwood are also directors of the Distributor. Ms. Harwood is Vice President of the Distributor.

COMMITTEES

The Board of Directors has an Audit Committee the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by the Investment Manager of the accounting functions for the Fund. The Audit Committee currently consists of Messrs. Chubb and Oliverius and Ms. Lumpkin. The Audit Committee held two meetings during the fiscal year ended December 31, 2004.

NOMINATING COMMITTEE -- The Board of Directors has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Funds' Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Mssrs. Chubb and Oliverius and Ms. Lumpkin. During the calendar year ended December 31, 2004, the Nominating Committee held no meetings.

REMUNERATION OF DIRECTORS AND OTHERS

The Funds' directors, except those directors who are "interested persons" of the Funds, receive from the Security Fund complex an annual retainer of $30,000 and a fee of $4,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $3,000 per meeting and reasonable travel costs for each meeting of the Funds' audit committee attended. The meeting fee (including the audit committee meeting) and travel costs are paid proportionately by each of the seven registered investment companies to which the Adviser provides investment advisory services (collectively, the "Security Fund Complex") based on the Fund's net assets.

The Funds do not pay any fees to, or reimburse expenses of, their directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the directors during the fiscal year ended December 31, 2004, and the aggregate compensation paid to each of the directors during calendar year 2004 by the Security Fund Complex, are set forth in the accompanying chart. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

                                                           PENSION OR RETIREMENT                              TOTAL
                                                             BENEFITS ACCRUED AS                           COMPENSATION
                             AGGREGATE COMPENSATION         PART OF FUND EXPENSES        ESTIMATED           FROM THE
                         -----------------------------  ---------------------------       ANNUAL          SECURITY FUND
NAMES OF                           MUNICIPAL                       MUNICIPAL              BENEFITS           COMPLEX,
INDEPENDENT DIRECTORS    INCOME      BOND        CASH   INCOME       BOND      CASH         UPON           INCLUDING THE
OF THE FUND               FUND       FUND        FUND    FUND        FUND      FUND      RETIREMENT            FUNDS
----------------------   -------   ---------    ------  ------     --------    ----      ----------       --------------
Donald A. Chubb, Jr.     $12,583   $   5,083    $5,083    $0          $0        $0          $0               $68,500

Harry W. Craig, Jr.      $ 8,458   $   4,708    $4,708     0           0         0           0               $60,250

Penny A. Lumpkin         $12,583   $   5,083    $5,083     0           0         0           0               $68,500

Mark L. Morris, Jr.*     $12,583   $   5,083    $5,083     0           0         0           0               $68,500

Maynard Oliverius        $12,583   $   5,083    $5,083     0           0         0           0               $68,500

-------------
*Mark L. Morris, Jr. retired from serving as a Director in November 2004.

                                                          PENSION OR RETIREMENT                               TOTAL
                                                           BENEFITS ACCRUED AS                             COMPENSATION
                             AGGREGATE COMPENSATION       PART OF FUND EXPENSES          ESTIMATED           FROM THE
                        -----------------------------  ---------------------------         ANNUAL         SECURITY FUND
NAMES OF DIRECTORS                 MUNICIPAL                       MUNICIPAL              BENEFITS          COMPLEX,
WHO ARE "INTERESTED      INCOME      BOND        CASH   INCOME       BOND      CASH         UPON          INCLUDING THE
PERSONS" OF THE FUND      FUND       FUND        FUND    FUND        FUND      FUND      RETIREMENT           FUNDS
--------------------     -------   ---------    ------  ------     ---------   ----      ----------       --------------
John D. Cleland             0         0           0       0           0         0            0                   0

Michael G. Odlum            0         0           0       0           0         0            0                   0

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2005, the Funds' officers and directors (as a group) beneficially owned less than 1% of the total outstanding Class A shares of Diversified Income and High Yield Funds. Municipal Bond Fund's Officers and Directors (as a group) beneficially owned 1.15% of the total outstanding Class A shares of the Fund as of March 31, 2005. Cash Fund's officers and directors (as a group) beneficially owned less than 1% of the total outstanding shares as of March 31, 2005. None of the Funds' officers or directors owned any Class of shares of the Funds other than Class A.

As of March 31, 2005, Security Benefit Corporation ("SBC"), One Security Benefit Place, Topeka, Kansas, 66636-0001, owned, of record and beneficially,48% of the voting securities of High Yield Fund (47% of the total outstanding Class A shares and 59% of the total outstanding Class B shares). SBC's percentage ownership of High Yield Fund may permit SBC to effectively control the outcome of any matters submitted to a vote of shareholders of this fund. SBC is incorporated under the laws of Kansas. SBC is ultimately controlled by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

As of March 31, 2005, the following entities owned, of record and beneficially, 5% or more of a class of a Fund's outstanding securities:

                                 FUND      CLASS   PERCENTAGE
NAME OF SHAREHOLDER              OWNED     OWNED     OWNED
----------------------------- ----------  -------  ----------
DA Davidson, Custodian for    High Yield  Class C    13.74%
Terry L. Hanson

Pershing LLC (of record only) High Yield  Class C     8.05%

                               Municipal  Class B     7.44%
                                 Bond

Raymond James & Assoc. f/b/o  High Yield  Class C     5.21%
Straff IRA

Security Benefit Corporation  High Yield  Class B    35.59%

                              High Yield  Class A     9.01%

Frieda Wilhelm                 Municipal  Class A     7.09%
                                 Bond

Ruth W Kaminer Revocable       Municipal              6.46%
Trust                            Bond     Class B

UMB Bank, NA, Custodian (of   High Yield  Class A    57.94%
record only)

                              Diversified Class A    15.22%
                                Income

UMB Bank, NA , f/b/o Barbara   Municipal  Class B     5.01%
F. Shafer                        Bond

Thomas A. & Regina A. Irvine   Municipal  Class B    24.56%
                                 Bond

Security Benefit Life           Income    Class A    47.16%
Insurance Company             Opportunity

                                Income    Class B    89.17%
                              Opportunity

                                Income    Class C    51.88%
                              Opportunity

DIRECTORS' OWNERSHIP OF SECURITIES

As of December 31, 2004, the Directors of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

                                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                                EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                        DOLLAR RANGE OF         COMPANIES OVERSEEN BY
                                                                      EQUITY SECURITIES IN      DIRECTOR IN FAMILY OF
  NAME OF DIRECTOR                      NAME OF FUND                          FUND               INVESTMENT COMPANIES
--------------------     ----------------------------------------     --------------------     ------------------------
Donald A. Chubb, Jr.     Security Income Fund, Diversified Income             None                   over $100,000
                         Series
                         Security Income Fund, High Yeild Series              None
                         Security Income Fund, Income Opportunity             None
                         Series
                         Security Municipal Bond Fund                         None
                         Security Cash Fund                                $1-$10,000
Penny A. Lumpkin         Security Income Fund, Diversified Income          $1-$10,000               $50,001-$100,000
                         Series
                         Security Income Fund, High Yield Series              None
                         Security Income Fund, Income Opportunity             None
                         Series
                         Security Municipal Bond Fund                      $1-$10,000
                         Security Cash Fund                                $1-$10,000
Maynard Oliverius        Security Income Fund, Diversified Income             None                   over $100,000
                         Series
                         Security Income Fund, High Yield Series              None
                         Security Income Fund, Income Opportunity          $10,001-
                         Series                                             $50,000
                         Security Municipal Bond Fund                         None
                         Security Cash Fund                                 $50,001-
                                                                            $100,000
Harry A. Craig           Security Income Fund, Diversified Income             None                        None
                         Series
                         Security Income Fund, High Yield Series              None
                         Security Income Fund, Income Opportunity             None
                         Series
                         Security Municipal Bond Fund                         None
                         Security Cash Fund                                   None

As of December 31, 2004, the following Directors who are "interested persons" of the Funds beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the Directors in the dollar ranges set forth below:

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                  DOLLAR RANGE OF         COMPANIES OVERSEEN BY
                                                                EQUITY SECURITIES IN      DIRECTOR IN FAMILY OF
AME OF DIRECTOR                   NAME OF FUND                          FUND              INVESTMENT COMPANIES
----------------    ----------------------------------------    --------------------    -------------------------
Michael G. Odlum    Security Income Fund, Diversified Income            None                  Over $100,000
                    Series
                    Security Income Fund, High Yield Series             None
                    Security Income Fund, Income Opportunity         $1-$10,000
                    Series
                    Security Municipal Bond Fund                        None
                    Security Cash Fund                                  None
John D. Cleland     Security Income Fund, Diversified Income            None                  Over $100,000
                    Series
                    Security Income Fund, High Yield Series             None
                    Security Income Fund, Income Opportunity            None
                    Series
                    Security Municipal Bond Fund                        None
                    Security Cash Fund                               $1-$10,000

HOW TO PURCHASE SHARES

As discussed below, shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may be purchased with either a front-end or contingent deferred sales charge. Shares of Cash Fund are offered by the Fund without a sales charge. Each of the Funds reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders.

As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

DIVERSIFIED INCOME, HIGH YIELD, INCOME OPPORTUNITY AND MUNICIPAL BOND FUNDS -- Security Distributors, Inc., One Security Benefit Place, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter for Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds. Investors may purchase shares of these Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. ("NASD"). In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial purchase must be $100 and subsequent purchases must be $100 unless made through an Accumulation Plan which allows a minimum initial purchase of $100 and subsequent purchases of $20. An application may be obtained from the Distributor.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Distributor (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares of the Funds. Orders received and accepted by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

ALTERNATIVE PURCHASE OPTIONS -- Diversified Income Fund and High Yield Fund offer three classes of shares, Class A, Class B, and Class C. Municipal Bond Fund offers two classes of shares, Class A and Class B.

CLASS A SHARES -- FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix C in the Prospectus for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

CLASS B SHARES -- BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

CLASS C SHARES -- LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.

Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds are offered at NAV plus an initial sales charge as follows:

                                    SALES CHARGE
                      ----------------------------------------
    AMOUNT OF         APPLICABLE     PERCENTAGE
     PURCHASE         PERCENTAGE       OF NET      PERCENTAGE
   AT OFFERING        OF OFFERING      AMOUNT      REALLOWABLE
      PRICE              PRICE        INVESTED     TO DEALERS
------------------    -----------    ----------    -----------
Less than $50,000        4.75%          4.99%         4.00%
$50,000 but less         3.75           3.90          3.00
   than $100,000
$100,000 but less        2.75           2.83          2.20
   than $250,000
$250,000 but less        1.75           1.78          1.40
   than $1,000,000
$1,000,000 or more       None           None       (See below)

Purchases of Class A shares of these Funds in amounts of $1,000,000 or more are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1% in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges." The Distributor will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus 0.50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

SECURITY INCOME AND MUNICIPAL BOND FUNDS' CLASS A DISTRIBUTION PLANS -- As discussed in the Prospectus, each of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds has a Distribution Plan for its Class A shares pursuant to Rule 12b-1 under the Investment Company Act. Each

Plan authorizes these Funds to pay an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each Fund and their transactions with the Fund. The Plans may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In the case of a Fund or Class A shares are closed to new investors or investments, the Distributor also may use the fees payable under these Plans to make payments to brokers and other financial intermediaries for past sales and distribution efforts. The Distributor is required to report in writing to the Board of Directors of the Funds with a Plan and the board will review at least quarterly the amounts and purpose of any payments made under such Plans. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether a Plan should be continued.

For Income Fund, the Plan became effective on August 15, 1985, as to Diversified Income Fund, was adopted with respect to the High Yield Fund on May 3, 1996, and with respect to the Income Opportunity Fund on December 17, 2003. For Municipal Bond Fund, the Plan became effective on May 1, 1998. Each Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of each Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plans may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Funds.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (Directors of the Fund) and Ms. Lee and Ms. Harwood (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors has a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Funds and their shareholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds' net assets from sales pursuant to its Distribution Plan and Agreement may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions.

Distribution fees paid by Class A shareholders of Diversified Income, High Yield and Income Opportunity Funds to the Distributor under the Plan for the year ended December 31, 2004 totaled $302,479. In addition, $(78,388) was a carried forward loss from the previous plan year. Approximately $389,068 of this total amount (fees and carry forward loss) was paid as a service fee to broker/dealers and $115,137 was spent on promotions, resulting in a carry forward of loss amount of $(280,114) going into the 2005 plan year. Distribution fees paid by Class A shareholders of Municipal Bond Fund to the Distributor under the Plan for the year ended December 31, 2004 totaled $33,579. In addition, $(21,412) was carried forward from the previous plan year. Approximately $54,663 of this total amount (fees and carried forward amounts) was paid as a service fee to broker/dealers and $4,601 was spent on promotions, resulting in a carry forward loss amount of $(4,273) going into the 2005 plan year. Promotional expense may consist of many different things including amounts reimbursed to dealers for expenses (primarily travel, meals and lodging) incurred in connection with attendance by their representatives at educational meetings, other costs associated with such educational meetings and premium items. The Distributor may engage the services of an affiliated advertising agency for advertising, preparation of sales literature and other distribution-related activities.

CLASS B SHARES -- Class B shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds are offered at NAV, without an initial sales charge. With certain exceptions, these Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the shareholder made a purchase payment from which an amount is being redeemed, according to the following schedule:

YEAR SINCE PURCHASE        CONTINGENT DEFERRED
 PAYMENT WAS MADE             SALES CHARGE
-------------------        -------------------
  First                            5%
 Second                            4%
  Third                            3%
 Fourth                            3%
  Fifth                            2%
Sixth and
 Following                         0%

Class B shares (except shares purchased through the reinvestment of dividends and other distributions with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the NAV per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

CLASS B DISTRIBUTION PLAN -- Each of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds bear some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. This Plan was adopted by the Board of Directors of Diversified Income and Municipal Bond Funds on July 23, 1993. The Plan was adopted with respect to the High Yield Fund on May 3, 1996, and with respect to the Income Opportunity Fund on December 17, 2003. The Plan provides for payments at an annual rate of 1.00% of the average daily NAV of

Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily NAV of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case of a Fund or Class B shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class B Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.

Rules of the NASD limit the aggregate amount that each Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest deferred at the prime rate plus 1% on such amount (less any contingent sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

Each Fund's Class B Distribution Plan may be terminated at any time by vote of its Directors who are not interested persons of the Fund as defined in the Investment Company Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B shareholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class B shareholders of Diversified Income, High Yield and Income Opportunity Funds to the Distributor under the Plan for the year ended December 31, 2004, totaled $345,781. Distribution fees paid by Class B shareholders of Municipal Bond Fund to the Distributor under the Plan for the year ended December 31, 2004 totaled $7,869. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.

CLASS C SHARES -- Class C shares are offered at NAV, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Diversified Income Fund, High Yield Fund and Income Opportunity Fund bear some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. This Plan provides for payments at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers
(1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case of a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

The Fund's Class C Distribution Plan may be terminated at any time by vote of its Directors who are not interested persons of the Fund as defined in the Investment Company Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C shareholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. Distribution fees paid by Class C shareholders of Diversified Income, High Yield Funds [and Income Opportunity Fund] [CONFIRM.] to the Distributor under the Plan for the year ended December 31, 2004, totaled $221,576. [DOES THIS AMOUNT INCLUDE INCOME OPPORTUNITY FUND?] The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12B-1 PLAN EXPENSES -- For the fiscal year ended December 31, 2004, the following 12b-1 payments were made for each Fund under the Rule 12b-1 Distribution Plans:

                                            DIVERSIFIED INCOME FUND                  HIGH YIELD FUND
                                        --------------------------------     --------------------------------
                                        CLASS A      CLASS B     CLASS C     CLASS A      CLASS B     CLASS C
                                        --------    --------     -------     -------      -------     -------
Advertising                               N/A          N/A         N/A         N/A          N/A         N/A
Printing and Mailing of Prospectus        N/A          N/A         N/A         N/A          N/A         N/A
to other than current shareholders
Compensation to Underwriters            $191,879    $131,240     $54,462     $72,307      $84,347     $19,410
Compensation to Broker-Dealers            N/A          N/A         N/A         N/A          N/A         N/A
Compensation to sales personnel           N/A          N/A         N/A         N/A          N/A         N/A
Interest, carrying, or other              N/A          N/A         N/A         N/A          N/A         N/A
financing charges
Other                                     N/A          N/A         N/A         N/A          N/A         N/A


                                            INCOME OPPORTUNITY FUND          MUNICIPAL BOND FUND      CASH FUND
                                        --------------------------------     ----------------------------------
                                        CLASS A      CLASS B     CLASS C     CLASS A      CLASS B      CLASS A
                                        --------    --------     -------     -------      -------     ---------
Advertising                               N/A          N/A         N/A         N/A          N/A          N/A
Printing and Mailing of Prospectus        N/A          N/A         N/A         N/A          N/A          N/A
to other than current shareholders
Compensation to Underwriters            $38,381     $130,194    $147,704     $33,579      $7,869         N/A
Compensation to Broker-Dealers            N/A          N/A         N/A         N/A          N/A          N/A
Compensation to sales personnel           N/A          N/A         N/A         N/A          N/A          N/A
Interest, carrying, or other              N/A          N/A         N/A         N/A          N/A          N/A
financing charges
Other                                     N/A          N/A         N/A         N/A          N/A          N/A

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares and Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a shareholder if redemption is made within one year after death, (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the shareholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the
CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, or (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B or Class C shares of the Funds pursuant to a systematic withdrawal program (See "Systematic Withdrawal Program.")

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS -- The Investment Manager or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other Funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares or Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Fund Administrator or Distributor may also pay certain transaction order processing costs incurred by dealers who sell Fund shares through clearing brokers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A Dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

The Investment Manager pays a service fee to dealers at the annual rate of 0.25% of the aggregate net assets of all

Cash Fund accounts opened after July 31, 1990; provided that such dealer is the dealer of record for aggregate accounts with aggregate net assets of $1 million or more.

The Distributor or its affiliates, out of its own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may also provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds' prospectuses, and they do not change the price paid by investors for the purchase of a Fund's shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically. [CONFIRM.]

These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees [that may vary depending on the Fund or share class and the dollar amount of shares sold] [CONFIRM.]. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information, the Distributor has revenue sharing arrangements with the following financial intermediaries.

                                                           Payments During
                                                             Last Fiscal
Broker-Dealer Name              Basis of Payment                Year               Affected Funds
------------------              ----------------           ---------------         --------------
Brecek & Young Advisors, Inc.   0.50% of sales                                     All funds except Security
(wholly-owned subsidiary of                                                        Cash Fund
Security Benefit Corporation
and an affiliate of the
Distributor)

CUSO Financial
  Services, L.P.                0.10% of sales                                     All funds, except Security
                                                                                   Cash Fund
Investment Advisors &                                                              All funds, except Security
Consultants, Inc.               0.10% of sales                                     Cash Fund

Legend Equities                 For calendar year, 0.10%                           All funds, except

Corporation                     of sales if less than                                         Security Cash Fund
                                $10 million; 0.15% of
                                sales if $10 million or
                                more but less than $30
                                million; and 0.25% of
                                sales if $30 million or
                                more; plus

                                0.05% of assets

Lincoln Investment              0.25% of sales                                                All funds, except
Planning, Inc.                                                                                Security Cash Fund

Ohio Savings
Securities, Inc.*               0.10% of sales                                                All funds, except
                                                                                              Security Cash Fund

PlanMember                      In lieu of standard                                           All funds
Securities                      commissions, 0.25% of
Corporation                     net sales under mutual
                                fund wrap program (Class
                                A shares at NAV) during
                                each calendar quarter.
                                Also receive 12b-1 fees
                                if available.

                                In lieu of standard commissions,
                                one-time commission of 1.33% of
                                Class A shares transferred to funds
                                in 2003 under PlanMember's
                                Advantage Program.

Trustmark
Securities, Inc.*               0.10% of sales                                                All funds, except Security
                                                                                              Cash Fund

VSR Financial                   For calendar year, 0.00%                                      All funds, except
Services, Inc.                  of sales is less than $5                                      Security Cash Fund
                                million; 0.10% of sales if
                                $5 million or more
                                but less than $15 million; 0.12%
                                of sales if $15 million or more but
                                less than $25 million; and 0.15%
                                of sales

                                if $15 million or
                                more

------------
* Agreement provides for payment on sales of all funds (not including Security Cash Fund) but none of the Funds were sold by these firms.

The Distributor may enter into revenue sharing arrangements with other financial intermediaries, and may modify existing revenue sharing arrangements with the intermediaries indicated above.

In addition, while the Distributor typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.

From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, the Funds, SMC and the Funds' sub-advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

CASH FUND -- Cash Fund offers a single class of shares at NAV next determined after an order is accepted. There is no sales charge or load. The minimum initial investment in Cash Fund is $100 for each account. Subsequent investments may be made in any amount of $20 or more. Cash Fund purchases may be made in any of the following ways:

1.    By Mail.

      (a)   A check or negotiable bank draft should be sent to:

              Security Cash Fund
              P.O. Box 750525
              Topeka, Kansas 66675-0525

      (b)   Make check or draft payable to "Security Cash Fund."

      (c) For initial investment include a completed investment application found at the back of the Prospectus.

2.    BY WIRE.

      (a) Call the Fund to advise of the investment. The Fund will supply an account number at the time of the initial investment and provide instructions for having your bank wire federal funds.

      (b) For an initial investment, you must also send a completed investment application to the Fund.

3. Through Broker/Dealers. Investors may, if they wish, invest in Cash Fund by purchasing shares through registered broker/dealers. Such broker/ dealers who process orders on behalf of their customers may charge a fee for their services. Investments made directly without the assistance of a broker/dealer are without charge.

Since Cash Fund invests in money market securities which require immediate payment in federal funds, monies received from the sales of its shares must be monies held by a commercial bank and be on deposit at one of the Federal Reserve Banks. A record date for each shareholder's investment is established each business day and used to distribute the following day's dividend. If federal funds are received prior to 2:00 p.m. (Central time) the investment will be made on that day and the investor will receive the following day's dividend. Federal funds received after 2:00 p.m. on any business day will not be invested until the following business day. Cash Fund will not be responsible for any delays in the wire transfer system. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.

PURCHASES AT NET ASSET VALUE

Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may be purchased at NAV by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of SBL and its subsidiaries; agents licensed with SBL; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;
(2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker/dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Life agents and associated personnel of broker/dealers must obtain a special application from their employer or from the Distributor, in order to qualify for such purchases.

Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may be purchased at NAV when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may also be purchased at NAV when the purchase is made by retirement plans that (i) buy shares of the Security Funds(SM) worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify that they expect to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

PURCHASES FOR EMPLOYER-SPONSORED RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of Diversified Income Fund, High Yield Fund and Income Opportunity Fund at NAV under certain circumstances. Such plans would first purchase Class C shares of the Diversified Income Fund, High Yield Fund or Income Opportunity Fund for an initial period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service provided by the dealer. After that initial period of time has elapsed, the plan would exchange at NAV existing Class C shares for Class A shares of Diversified Income Fund, High Yield Fund or Income Opportunity Fund, and new purchases under the plans would be made in Class A shares at NAV.

The schedule below sets forth the amount of time that retirement plan assets would remain invested in Class C shares before they would be eligible for exchange to Class A shares of Diversified Income Fund, High Yield Fund or Income Opportunity Fund. The schedule below also sets forth the commissions paid to dealers in connection with sales of Diversified Income Fund, High Yield Fund or Income Opportunity Fund shares with respect to such retirement plans, which commissions replace those normally paid in connection with sales of Class C shares.

                                                                       COMMISSION BY
                                             NUMBER                  YEAR OF PURCHASE*
                                      OF YEARS INVESTED IN    -------------------------------
           ELIGIBLE PLANS                CLASS C SHARES       1      2       3      4      5+
----------------------------------    --------------------    --     --      --     --     --
Less than $1.5 mil. in assets or            8 years           5%     4%      3%     2%     1%
$400,000 in flow

Less than $1.5 mil. in assets or            8 years           6%     4%      2%     1%     1%
$400,000 in flow

Less than $5 mil. in assets or $1           6 years           4%     3%      2%     1%     1%
mil. in flow

Less than $5 mil. in assets or $1           5 years           3%     2%      1%     1%     1%
mil. in flow

Less than $10 mil. in assets or $2          3 years           2%     1%      1%     1%     1%
mil. in flow

Less than $10 mil. in assets or $2          0 years**         1%+    1%      1%     1%     1%
mil. in flow

* The commission is a percentage of the amount invested. The year of purchase is measured from the date of the plan's initial investment in the Fund. Notwithstanding the foregoing schedule, if 50% or more of the plan assets allocated to the Fund is redeemed within the four-year period beginning on the date of the plan's initial investment in the Fund, the commission will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at NAV.

+Certain dealers may receive 1.25% in year 1.

The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Diversified Income Fund, High Yield Fund or Income Opportunity Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions set forth above, dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.

The Distributor pays service fees quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by dealers in connection with such employer-sponsored retirement plans and remaining outstanding on the books of Diversified Income Fund, High Yield Fund or Income Opportunity Fund.

ACCUMULATION PLAN

Investors in Diversified Income, High Yield, Income Opportunity or Municipal Bond Fund may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum, and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Funds as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash.

Investors may choose to use an Automatic Investment Plan (automatic bank draft) to make their Fund purchases. There is no additional charge for using an Automatic Investment Plan. Withdrawals may occur up to 3 business days before the date scheduled to purchase Fund shares. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by shareholders who wish to receive regular monthly, bi-monthly, quarterly, semiannual or annual payments of $25 or more. A Program may also be based upon the liquidation of a fixed or variable number of shares provided that the minimum amount is withdrawn. However, the Funds do not recommend this (or any other amount) as an appropriate withdrawal. Shares with a current offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the shareholder under the Program. There is no service charge on the Program as the Investment Manager pays the costs involved.

Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of Diversified Income, High Yield, Income Opportunity or Municipal Bond Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at NAV. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the shareholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

A shareholder may establish a Systematic Withdrawal Program with respect to Class B or Class C shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B or Class C shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B or Class C shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges." A Systematic Withdrawal form may be obtained from the Funds.

INVESTMENT MANAGEMENT

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, has served as investment adviser to Income Fund, Municipal Bond Fund and Cash Fund, respectively, since September 14, 1970, October 7, 1983 and June 23, 1980. The current Investment Advisory Contract for each of Income Fund, Municipal Bond Fund and Cash Fund is dated November 1, 1999. The Investment Manager also acts as investment adviser to Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund. The Investment Manager is a limited liability company controlled by its members, SBL and Security Benefit Corporation ("SBC"). SBC is incorporated under the laws of Kansas and is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. SBL, a stock life insurance company incorporated under the laws of Kansas and is wholly-owned by SBC. Security Benefit Mutual Holding Company, which is controlled by SBL policyholders. SBC together with its subsidiaries, has approximately $11.2 billion of assets under management.

Pursuant to the Investment Advisory Contracts, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, provides for the maintenance and compilation of records pertaining to the investment advisory functions, and also makes certain guarantees with respect to the Funds' annual expenses. The Investment Manager guarantees that the aggregate annual expenses of the respective Funds (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B and Class C distribution fees) shall not for Diversified Income, Income Opportunity and High Yield Funds exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale and shall not for Cash Fund exceed 1% of the Fund's average net assets for the year. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) For Municipal Bond Fund, the Investment Manager guarantees that the aggregate annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes, extraordinary expenses, and Class A and Class B distribution fees) shall not exceed 1% of the Fund's average net assets for the year. The Investment Manager will contribute such funds or waive such portion of its management fee as may be necessary to insure that the aggregate expenses of the Funds will not exceed the guaranteed maximum.

For services provided to the Funds, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.35% of the average daily closing value of the Diversified Income Fund's net assets, 0.50% of the average daily closing value of the Municipal Bond and Cash Fund's net assets, 0.60% of the average daily closing value of the High Yield Fund's net assets, and 0.80% of the average daily net assets of Income Opportunity Series of $200 million or less, plus 0.70% of the average daily net assets of Income Opportunity Series of more than $200 million, each computed on a daily basis and payable monthly. For the year ended December 31, 2004, total expenses were reduced to 0.95% of the average daily net assets of the Class A shares and 1.70% of the average daily net assets of the Class B and Class C shares of the Diversified Income Fund.

Each Fund will pay all of its expenses not assumed by the Investment Manager or the Distributor including organization expenses; directors' fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other meetings; any distribution fees; and legal, auditing and accounting expenses. Each Fund will also pay for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund will pay nonrecurring expenses as may arise, including litigation affecting it.

The Investment Advisory Contracts between Security Management Company, LLC and Income Fund, Municipal Bond Fund and Cash Fund, are each dated November 1, 1999. The contracts are renewable annually by the Funds' Board of Directors or by a vote of a majority of a Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contracts provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

Pursuant to Fund Accounting and Administration Agreements with the Funds dated as of March 31, 2004, the Investment Manager also acts as the administrative agent for the Funds and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services the Investment Manager receives, on an annual basis, a fee of 0.09% of the average net assets of Diversified Income, High Yield, Municipal Bond and Cash Funds and 0.145% of the average net assets of Income Opportunity Fund, or if greater, $25,000, calculated daily and payable monthly.

Pursuant to Transfer Agency Agreements with the Funds also dated as of March 31, 2004, the Investment Manager also acts as the transfer agent for the Funds. As such, the Investment Manager performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. For these services, the Investment Manager receives from each Fund: (1) an annual maintenance fee of $8.00 per account ($6.50 per account with respect to accounts which are Matrix Level III pursuant to the NSCC networking systems and $5 per account with respect to closed accounts that are maintained on the transfer agency system), (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level III accounts), and (3) a fee to open an account of $4.00 per new account. For purposes of calculating the annual maintenance fee, the shareholder transaction and dividend transaction fee, the Investment Manager is permitted to count as a shareholder, each person that holds a beneficial interest in the Funds through an omnibus account provided that the Investment Manager is paying a third party, such as a bank, insurance company or third-party administrator for sub-administration, sub-accounting and/or sub-transfer agency fees for keeping individual shareholder records.

The Investment Management Agreement has been approved by the Board of Directors with respect to each Fund. In determining whether it was appropriate to approve the Agreement, the Board of Directors requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the Agreement is consistent with the best interests of each Fund to which it applies and its shareholders, and enables each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1. The investment advisory fees payable to the Investment Manager under the Agreement are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Investment Manager's relationship with the Funds, and the comparability of the proposed fee to fees paid by comparable mutual funds;

2. The nature, quality and extent of the investment advisory services expected to be provided by the Investment Manager, in light of the high quality services provided to the other mutual funds advised by the Investment Manager and their historic performance, including achievement of stated investment objectives;

3. The Investment Manager's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with significant portfolio management experience;

4. The Investment Manager's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds; and

5. The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Manager.

6. Fall-out benefits received by the Investment Manager from its relationship with the Funds;

7.    Economies of scale received by the Funds; and

8.    The Investment Manager's system for measuring and monitoring performance.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Directors unanimously approved the Agreement with respect to each Fund.

During the fiscal years ended December 31, 2004, 2003, and 2002, the Funds paid the following amounts to the Investment Manager for its services.

                                INVESTMENT    REIMBURSEMENT   INVESTMENT    ADMINISTRATIVE  TRANSFER AGENCY
                               ADVISORY FEES  OF EXPENSES    ADVISORY FEES   SERVICE FEES    SERVICE FEES
                                  PAID TO          BY          WAIVED BY        PAID TO        PAID TO
                                INVESTMENT     INVESTMENT     INVESTMENT      INVESTMENT      INVESTMENT
          FUND           YEAR    MANAGER         MANAGER        MANAGER        MANAGER          MANAGER
-----------------------  ----  -------------  -------------  -------------  --------------  ---------------
Diversified Income Fund  2004  $     333,499  $     104,207     $   0       $       95,497  $       258,403
                         2003        344,933         92,883         0               88,699          266,341
                         2002        301,267         65,883         0               77,471          207,819

High Yield Fund          2004        235,791              0         0               42,987          144,425
                         2003        111,340              0         0               16,701           21,215
                         2002         63,314              0         0                9,497           12,932

Income Opportunity       2004        345,137              0         0               65,705           17,230
                         2003            N/A            N/A       N/A                  N/A              N/A
                         2002            N/A            N/A       N/A                  N/A              N/A

Municipal Bond Fund      2004         71,092         87,582         0               24,910           21,250
                         2003         79,242         53,553         0               14,264           12,927
                         2002         84,142         44,474         0               15,146            9,616

Cash Fund                2004        257,819        140,181         0               42,341          246,450
                         2003        341,524        101,391         0               30,738          314,893
                         2002        327,577         48,784         0               29,483          251,036

During the fiscal years ended December 31, 2004, 2003 and 2002, the Investment Manager paid the following amounts for Sub-Advisory services.

                                 SUB-ADVISORY FEES PAID
                               --------------------------
      FUND                      2002     2003      2004                   TO:
-----------------------        -------  -------  --------  ------------------------------------
Municipal Bond Fund            $22,078  $39,838  $ 54,172           Salomon Brothers

Income Opportunity Fund          N/A      N/A    $235,311  Four Corners Capital Management, LLC

The following persons are affiliated with the Funds and also with the Investment Manager in these capacities:

       NAME                          POSITIONS WITH THE FUNDS               POSITIONS WITH SECURITY MANAGEMENT COMPANY, LLC
-----------------------      ------------------------------------------     -----------------------------------------------
Michael G. Odlum             President and Director                         President and Managing Member Representative

Amy J. Lee                   Secretary                                      Secretary

Brenda M. Harwood            Treasurer                                      Assistant Vice President and Treasurer

Steven M. Bowser             Vice President (Security Income Fund only)     Vice President and Senior Portfolio Manager

David G. Toussaint           Vice President (Security Income Fund only)     Assistant Vice President and Portfolio Manager

Christopher L. Phalen        Vice President (Security Income Fund only)     Assistant Vice President and Portfolio Manager

Christopher D. Swickard      Assistant Secretary                            Assistant Secretary

SUB-ADVISERS

The Investment Manager has engaged Salomon Brothers Asset Management Inc. ("Salomon Brothers"), 388 Greenwich Street, New York, New York, 10013, to provide investment advisory services to the Municipal Bond Fund pursuant to a sub-advisory agreement dated May 1, 1998. Pursuant to this agreement, Salomon Brothers furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Municipal Bond Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Salomon Brothers an amount equal to 0.22% of the average net assets of Municipal Bond Fund, computed on a daily basis and payable monthly. The sub-advisory agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company, Inc., which is wholly-owned by Salomon Smith Barney Holdings, Inc., which is, in turn, wholly-owned by Citigroup, Inc. Salomon Brothers was incorporated in 1987 and together with Salomon Brothers affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of investment advisory services to various individuals and institutional clients located throughout the world and serves as investment adviser to various investment companies. As of December 31, 2004, Salomon Brothers and its affiliates managed approximately $79.9 billion in assets.

The Investment Manager has engaged Four Corners Capital Management, LLC ("Four Corners"), 515 S. Flower Street, Suite 4310, Los Angeles, California 90071, to provide investment advisory services to Income Opportunity Fund pursuant to a sub-advisory agreement dated as of February 1, 2004. Pursuant to this agreement, Four Corners furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities, including Senior Loans, on behalf of Income Opportunity Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays Four Corners an amount equal on an annual basis to 0.50% of the average daily net assets of Income Opportunity Fund of $75 million or less, plus 0.40% of such assets of more than $75 million up to $200 million, plus 0.35% of such assets of more than $200 million. The sub-advisory agreement may be terminated without penalty at any time by the Investment Manager or by vote of a majority of the Board of Directors of the Income Opportunity Fund, or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

Four Corners may terminate the sub-advisory agreement without penalty on 90 days' written notice to the Investment Manager and the Fund. Four Corners was established in 2001 and as of December 31, 2004, managed and advised approximately $1.9 billion in assets.

The sub-advisory agreements with Salomon Brothers and Four Corners have been approved by the Board of Directors. In determining whether it was appropriate to approve the agreements, the Board of Directors requested information, provided by the Investment Manager and by each sub-adviser, as appropriate, that it believed to be reasonably necessary to reach its conclusion. The Board of Directors carefully evaluated this information, and was advised by legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board of Directors determined that the agreements are consistent with the best interests of the Municipal Bond Fund and the Income Opportunity Fund and their shareholders, respectively, and enable each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board of Directors made these determinations on the basis of the following considerations, among others:

1. The investment advisory fees payable to each sub-adviser under each relevant agreement is fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability (actual or estimated) of the Investment Manager's relationship with the relevant Fund, and the comparability of the fees paid by comparable mutual funds;

2. The nature, quality and extent of the investment advisory services expected to be provided by Salomon Brothers and Four Corners and Municipal Bond Fund's historic performance, including achievement of stated investment objectives;

3. The Investment Manager's and the sub-advisers' representations regarding their respective staffing and capabilities to manage the Funds, including the retention by each sub-adviser of personnel with significant portfolio management experience;

4. Each sub-adviser's entrepreneurial commitment to the management and success of the Funds, which could entail a substantial commitment of resources to the successful operation of the Funds;

5. The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the sub-advisers;

6. Fall-out benefits received by the Investment Manager and the sub-advisers from the relationship with the respective Funds;

7.  Economies of scale achieved by the Municipal Bond Fund;

8.  The Investment Manager's system for measuring and monitoring performance;
    and

9. Four Corners' experience in investing in the type of securities, including Senior Loans, in which the Income Opportunity Fund is expected to invest.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Directors unanimously approved the sub-advisory agreement with respect to each of the Municipal Bond Fund and the Income Opportunity Fund.

PORTFOLIO MANAGEMENT - The Diversified Income, High Yield, Municipal Bond and Cash Funds are managed by the Investment Manager's Fixed Income Team with portfolio managers being responsible for the day-to-day management of each particular Fund. Steven M. Bowser, Vice President and Senior Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing Diversified Income Fund since 1995. Christopher L. Phalen, Assistant Vice President and Portfolio Manager of the Investment Manager, has served as co-manager of Diversified Income Fund since May 2000. David G. Toussaint, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing High Yield Fund since April 2000. Robert Amodeo, Portfolio Manager of Salomon Brothers, has had day-to-day responsibility for managing Municipal Bond Fund since July 1998. Michael P. McAdams and Robert I. Bernstein, portfolio manager of Four

Corners, have had day-to-day responsibility for managing the Income Opportunity Fund since its inception in March 2004.

STEVEN M. BOWSER, Vice President and Senior Portfolio Manager, joined the Investment Manager in 1992. Prior to joining the Investment Manager, he was Assistant Vice President and Portfolio Manager with the Federal Home Loan Bank of Topeka from 1989 to 1992. He was employed at the Federal Reserve Bank of Kansas City in 1988 and began his career with the Farm Credit System from 1982 to 1987, serving as a Senior Financial Analyst and Assistant Controller. He graduated with a Bachelor of Science degree from Kansas State University in 1982. He is a Chartered Financial Analyst charterholder.

CHRISTOPHER L. PHALEN, Assistant Vice President and Portfolio Manager, joined the Investment Manager in 1997. Prior to 1997, he was with Sprint PCS as a pricing analyst. Prior to joining Sprint PCS in 1997, Mr. Phalen was employed by Security Benefit Group, Inc. Mr. Phalen graduated from the University of Kansas with a bachelor of business administration and accounting degree. He is a Chartered Financial Analyst charterholder with 5 years investment experience.

DAVID G. TOUSSAINT, Assistant Vice President and Portfolio Manager, joined the Investment Manager in 2000. Prior to joining the Investment Manager, he was with Allstate Insurance Company as an investment analyst and served in various managerial positions in their investment operations group. Mr. Toussaint has eleven years of investment experience and is a Chartered Financial Analyst charterholder. In addition, Mr. Toussaint holds a CPA certificate. Mr. Toussaint earned a Bachelor of Arts degree in Economics from the University of Illinois, a Master of Science degree in Accountancy from DePaul University and an M.B.A. from the University of Chicago.

ROBERT AMODEO, Portfolio Manager of Salomon Brothers, joined Salomon Brothers Asset Management Inc. in 1992. Prior to that, Mr. Amodeo was a member of Salomon Brothers, Inc. Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. He received a B.S. in Business Management from Long Island University and he is a Chartered Financial Analyst charterholder.

MICHAEL P. MCADAMS, President and Chief Executive Officer of Four Corners, has been the co-manager of Income Opportunity Fund since its inception in March 2004. He has over 23 years of investment experience. Mr. McAdams established Four Corners in 2001. From 1995 until 2001, he served in the capacity of president, chief executive officer and chief investment officer of ING Capital Advisors, LLC, an institutional money manager focused exclusively on managing portfolios of Senior Loans. From 1988 until 1995, he was the portfolio manager for the Pilgrim Prime Rate Trust (now known as the ING Prime Rate Trust), a closed-end investment company with investment objectives and strategies comparable to those of the Income Opportunity Fund. Pilgrim Prime Rate Trust was the first closed-end fund to invest exclusively in Senior Loans. Mr. McAdams is a board member and former Chairman and Vice Chairman of the Loan Syndications and Trading Association, the Senior Loan industry's trade association. Mr. McAdams received a Bachelor of Arts in Finance from the California State University at Fullerton in 1977 and his Masters of Business Administration in Finance from the University of California Los Angeles in 1979.

ROBERT I. BERNSTEIN, Managing Director and Chief Credit Officer of Four Corners, has been the co-manager of Income Opportunity Fund since its inception in March 2004. Mr. Bernstein has been actively involved in the Senior Loan market for over 12 years. Prior to joining Four Corners in 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. He was previously a Vice President with Bankers Trust, and served as an infantry officer in the U.S. Marine Corps. Mr. Bernstein received his B.B.A. in Finance from Hofstra University in 1984 and his Masters of Business Administration in Finance from the University of Chicago in 1986.

CODE OF ETHICS - The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions, subject to certain exceptions, including an exception for small transactions in large capitalization companies. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the Securities and Exchange Commission and is available from the Commission.

PORTFOLIO MANAGERS

Diversified Income Fund and High Yield Fund

DIVERSIFIED INCOME FUND -- Steven M. Bowser and Christopher L. Phalen are the portfolio managers of the Investment Manager who are primarily responsible for the day-to-day management of Diversified Income Fund.

OTHER ACCOUNTS MANAGED -- The portfolio managers primarily responsible for the day-to-day management of the Diversified Income Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2004 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                            OTHER REGISTERED INVESTMENT
                                    COMPANIES             OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
                            ---------------------------   --------------------------------       -------------------------
  PORTFOLIO MANAGER         NUMBER         TOTAL ASSETS   NUMBER              TOTAL ASSETS       NUMBER       TOTAL ASSETS
----------------------      ------        -------------   ------             -------------       ------       ------------
Steven M. Bowser              3           $ 118 million      1               $14.9 million         1          $2.6 billion

Christopher L. Phalen         1           $55.4 million      1               $ 5.7 million         1          $1.7 billion

As of December 31, 2004, Diversified Income Fund's portfolio managers managed the following number of accounts in each of the indicated categories with respect to which the advisory fee is based on the performance of the account. As of December 31, 2004, portfolio managers, Mr. Bowser and Mr. Phalen, beneficially owned no shares of the Diversified Income Fund.

                        OTHER REGISTERED
                           INVESTMENT           OTHER POOLED
                           COMPANIES        INVESTMENT  VEHICLES    OTHER ACCOUNTS
                        ----------------   ---------------------   ---------------
                                  TOTAL                                     TOTAL
  PORTFOLIO MANAGER     NUMBER    ASSETS   NUMBER   TOTAL ASSETS   NUMBER   ASSETS
---------------------   ------   -------   ------   ------------   ------   ------
   Steven M. Bowser       2       $17.5      0           0           0        0
                                 million
Christopher L. Phalen     0         0        0           0           0        0

OWNERSHIP OF FUND SHARES -- As of December 31, 2004, portfolio managers, Mr. Bowser and Mr. Phalen, beneficially owned no shares of the Diversified Income Fund.

HIGH YIELD FUND -- David G. Toussaint is the portfolio manager of the Investment Adviser who is primarily responsible for the day-to-day management of the High Yield Fund.

OTHER ACCOUNTS MANAGED -- The portfolio manager primarily responsible for the day-to-day management of the High Yield Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2004 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                        OTHER REGISTERED
                           INVESTMENT           OTHER POOLED
                           COMPANIES        INVESTMENT  VEHICLES    OTHER ACCOUNTS
                        ----------------   ---------------------   ----------------
                                  TOTAL                                      TOTAL
  PORTFOLIO MANAGER     NUMBER    ASSETS   NUMBER   TOTAL ASSETS   NUMBER   ASSETS
---------------------   ------   -------   ------   ------------   ------   -------

David G. Toussaint        1       $74.5       0           0           1       $2.3
                                 million                                    million

As of December 31, 2004, the portfolio manager of the High Yield Fund, Mr. Toussaint, managed no registered investment companies, pooled investment vehicles or other accounts with respect to which the advisory fee is based on the performance of the account. As of December 31, 2004, Mr. Toussaint, beneficially owned no shares of the High Yield Fund.

CONFLICTS OF INTEREST -- From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Series on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as a Series, track the same indexes the Series tracks or otherwise holds, purchase, or sell securities that are eligible to be held, purchased or sold by the Series. The other accounts might also have different investment objectives or strategies than the Series.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Series Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Series. Because of his or her position with the Series, the portfolio manager knows the size, timing and possible market impact of the Series' trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Series.

Investment Opportunities, A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Series and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Series and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.

COMPENSATION -- The Investment Manager's portfolio managers are compensated with a combination of three components:

Base Compensation. A portfolio manager's base compensation is reviewed and fixed annually. The Investment Manager seeks to maintain base salary ranges at the median salary ranges of its national peer group (banks, insurance companies and mutual fund companies) by utilizing national surveys of financial services and investment management markets to identify market practices regarding salary levels to assist in developing portfolio manager compensation and performance expectation benchmarks. Total cash compensation is targeted at the market median using a combination of base compensation and annual incentive plans.

Annual Incentive. A portfolio manager may be paid an annual discretionary incentive based on short-term corporate performance, business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive plan which is determined at the beginning of each calendar year to establish performance criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio managers incentive plans are based on the complexity of the funds they manage and their direct impact on investment management results. Plans include a target and maximum opportunity level based on a percentage of base compensation. Plans vary from targets of 40% of base compensation to a maximum of 125%.

A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria. Factors used in the computation of annual incentive plans are assigned weights. Factors are not required to be weighted equally for all portfolio managers. Calculation of a portfolio manager's incentive is formula-driven based on factor weight, annual incentive target and maximum opportunity levels, and past performance against established performance criteria. The result is then measured against the portfolio manager's target performance after factoring in the manager's performance above threshold performance expectations, his or her maximum opportunity level target percentage and factor weights. A significant portion of the incentive bonus awarded is based upon the one-year, three-year and five-year pre-tax gross performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer group.

Also factored into portfolio managers compensation is a corporate performance measure of net income growth relative to the Investment Manager's corporate incentive plan. All participants in the Investment Manager's annual incentive plan have at least 20% of their annual incentive tied to corporate performance. Further, business unit measures measure one or more elements of performance for an operating unit, department, or segment of the company. Business unit measure weights may vary from 5% to 15%, depending the duties of the portfolio manager.

Long Term Incentive, Deferred Compensation and Pension and Retirement Plans. Portfolio managers who are at the vice president or higher level are eligible for the Investment Manager's long-term incentive, deferred compensation and retirement and pension plans. Under the long-term incentive plan, awards are made based on corporate performance over the long-term and are not tied to the performance of individual funds. The deferred compensation plan allows eligible participants to defer all or a designated portion of their annual and long-term incentive awards. The Investment Manager's retirement and pension plan is open to all eligible employees and is not specifically designed or administered for portfolio managers.

INCOME OPPORTUNITY FUND -- Michael P. McAdams and Robert I. Bernstein are the principals of Four Corners Capital Management LLC ("Four Corners") who are primarily responsible for the day-to-day management of the Income Opportunity Fund.

OTHER ACCOUNTS MANAGED -- The portfolio managers who are primarily responsible for the day-to-day management of the Income Opportunity Fund may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2004 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                        OTHER REGISTERED
                           INVESTMENT           OTHER POOLED
                           COMPANIES        INVESTMENT  VEHICLES    OTHER ACCOUNTS
                        ----------------   ---------------------   ----------------
                                  TOTAL                                      TOTAL
  PORTFOLIO MANAGER     NUMBER    ASSETS   NUMBER   TOTAL ASSETS   NUMBER    ASSETS
---------------------   ------   -------   ------   ------------   ------   -------
 Michael P. McAdams       4       $1.07       2        $308.6        4      $927.2
                                 billion              million               million
 Robert I. Bernstein      4       $1.07       2        $308.6        4      $927.2
                                 million              million               million

As of December 31, 2004, the Income Opportunity Fund's portfolio managers managed the following number of accounts in each of the indicated categories with respect to which the advisory fee is based on the performance of the account.

                     OTHER REGISTERED
                        INVESTMENT           OTHER POOLED
                        COMPANIES        INVESTMENT  VEHICLES    OTHER ACCOUNTS
                     ----------------   ---------------------   ----------------
                               TOTAL                                      TOTAL
PORTFOLIO MANAGER    NUMBER    ASSETS   NUMBER   TOTAL ASSETS   NUMBER    ASSETS
------------------   ------   -------   ------   ------------   ------   -------
Robert P. McAdams      0         0       2(1)       $308.6       1(2)     $361.5
                                                   million               million
Robert I. Benstein     0         0       2(1)       $308.6       1(2)     $361.5
                                                   million               million

1. The accounts have components that are based on attaining some level of performance (e.g., a "hurdle" rate of return). However, the primary advisory fee is based upon managed assets.

2. The performance fee is a negative performance fee or a "rebate" of a portion of the management fee that is based upon managed assets.

CONFLICTS OF INTERESTS

In general, Four Corners seeks to allocate corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loans to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts.

Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

Four Corners may aggregate purchase or sale orders for loans in the secondary market for clients. Four Corners' policy in the aggregation of such orders is that the aggregation benefits the clients and that the allocation be done under the policies described above. In addition, all clients receiving allocations of an aggregated order will incur an average price. Four Corners will not receive additional compensation and client funds will not be commingled in such aggregation.

In connection with the acquisition of corporate loans in primary transactions (i.e., where Four Corners participates on behalf of clients in the original loan syndication), Four Corners may make commitments to purchase loans for client accounts in amounts that exceed the amount available for investment at the time of anticipated settlement in the expectation that the amount that will be allocated to Four Corners' clients will be less than the amount committed. In circumstances, if any, where the amount actually allocated to Four Corners' clients in such primary transactions exceeds the assets anticipated to be available for investment on the settlement date for such syndication, Four Corners will liquidate portfolio positions in amounts necessary to settle the primary transaction.

COMPENSATION

Messrs. McAdams and Bernstein are principals of Four Corners and as such retain a certain level of ownership in the firm. Their compensation is the combination of a base salary and an annual bonus that is based upon the profitability of Four Corners. In addition, each has received stock appreciation rights in the shares of Four Corners' parent company, Macquarie Bank Limited, that vest over a set schedule and are exercisable within a set period of time after vesting.

OWNERSHIP OF FUND SHARES

As of December 31, 2004, portfolio managers, Mr. McAdams and Mr. Bernstein, beneficially owned no shares of the Income Opportunity Fund.

MUNICIPAL BOND FUND -- Robert Amodeo is the Salomon Brothers Asset Management Inc. ("Solomon Brothers") portfolio manager primarily responsible for the day-to-day management of the Municipal Bond Fund.

OTHER ACCOUNTS MANAGED -- Mr. Amodeo is primarily responsible for the day-to-day management of the Municipal Bond Fund and also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2004 (i) the number of, and total assets of, other registered investment companies, pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                    OTHER REGISTERED
                       INVESTMENT           OTHER POOLED
                       COMPANIES        INVESTMENT  VEHICLES    OTHER ACCOUNTS
                    ----------------   ---------------------   ----------------
                              TOTAL                                      TOTAL
PORTFOLIO MANAGER   NUMBER    ASSETS   NUMBER   TOTAL ASSETS   NUMBER    ASSETS
-----------------   ------   -------   ------   ------------   ------   -------
  Robert Amodeo      11       $3.59      0           0           32      $7.48
                             billion                                    billion

As of December 31, 2004, the portfolio manager, Mr. Amodeo, managed no registered investment companies, pooled investment vehicles or other accounts with respect to which the advisory fee is based on the performance of the account.

CONFLICTS OF INTERESTS -- Material conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION -- The investment professionals employed by Salomon Brothers, a division of Citibank Asset Management ("CAM"), receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

Salomon Brothers has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of Salomon Brothers investment professionals with those of Fund shareholders and other Salomon Brothers clients. Under the Plan, a "base incentive pool" is established for each team each year as a percentage of Salomon Brother's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-Salomon

Brothers and CAM-affiliated investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable Salomon Brothers chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

OWNERSHIP OF FUND SHARES -- As of December 31, 2004, portfolio manager, Mr. Amodeo, beneficially owned no shares of the Municipal Bond Fund.

PROXY VOTING

The Board of Directors of each Fund has delegated to the Investment Manager and each Sub-Adviser, with respect to the Funds that receive investment advice from a Sub-Adviser, the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings.

With respect to the Funds that the Investment Manager advises without a Sub-Adviser, the Investment Manager may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance. The Investment Manager generally will vote in accordance with corporate management's recommendations on matters such as uncontested director nominees unless such nominees have poor records, ratification of accountants, changing corporate names and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, may be evaluated on a case-by-case basis, and the Investment Manager may vote for or against corporate management's recommendations on such matters. The Investment Manager will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and the Investment Manager or any of its affiliates or an affiliate of the Funds. In case of a conflict, the Investment Manager has adopted procedures to ensure that the vote made is in the best interest of the Fund and its shareholders.

With respect to the Income Opportunity Fund, its sub-adviser, Four Corners, has adopted Proxy Voting Policies and Procedures that establish consistent practices for voting proxies, should Four Corners have occasion to do so. In general, Four Corners will vote proxies in the best economic interests of the Income Opportunity Fund. If the Fund holds a security of an issuer for which Four Corners manages the assets or the pension plan, Four Corners will vote proxies relating to such securities in order to avoid any conflict of interest, or abstain from voting such proxies. If the Board of Directors of the Fund requests that Four Corners follow specific voting guidelines or additional guidelines for a particular vote, Four Corners will vote as requested by the Board.

With respect to the Municipal Bond Fund, its sub-adviser, Salomon Brothers, is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. Along with the other investment advisers that comprise CAM, Salomon Brothers has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that proxies relating to equity securities be voted in the best interest of the Fund and its shareholders. Salomon Brothers may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. In the case of a proxy issue for which there is a stated position in the Policies, Salomon Brothers generally votes in accordance with such stated position. Issues for which there is a stated position set forth in the Policies fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the Municipal Bond Fund and its shareholders, by the investment management professionals responsible for managing the Fund.

Salomon Brothers follows procedures designed to identify and address material conflicts that may arise between Salomon Brothers' interests and those of its clients before voting proxies. To seek to identify conflicts of interest, CAM periodically notifies CAM employees, including employees of Salomon Brothers, in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and Salomon Brothers' business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. In addition, CAM maintains a proxy voting committee to review and address conflicts of interest brought to its attention by compliance personnel. If it is determined by the proxy voting committee that a conflict of interest is not material, Salomon Brothers may vote proxies notwithstanding the existence of the conflict. If it is determined by the proxy voting committee that a conflict of interest is material, the proxy voting committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

The Funds will be required to file new SEC Form N-PX, with their complete proxy voting records for the 12 months ended June 30, no later than August 31 of each year. The first filing of Form N-PX will be made no later than August 31, 2004, for the 12 month-period ending June 30 2004. Once filed, the Form will be available without charge: (1) from the Fund, upon request by calling 1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

DISTRIBUTOR

Security Distributors, Inc., a Kansas corporation and wholly-owned subsidiary of Security Benefit Corporation, serves as the principal underwriter for shares of Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds pursuant to Distribution Agreements dated March 27, 1984, as amended, for Diversified Income, High Yield and Income Opportunity Funds and October 7, 1983, for Municipal Bond Fund. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund.

The Distributor receives a maximum commission on Class A Shares of 4.75% and allows a maximum discount of 4.0% from the offering price to authorized dealers on Fund shares sold. The discount is alike for all dealers, but the Distributor may increase it for specific periods at its discretion. Salespersons employed by dealers may also be licensed to sell insurance with SBL.

For the fiscal years ended December 31, 2004, December 31, 2003, and December 31, 2002, the Distributor (i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below.

GROSS UNDERWRITING COMMISSIONS

                               2004       2003       2002
                             -------    -------    -------
Diversified Income Fund      $77,715    $15,877    $11,468
High Yield Fund               11,998          0        917
Income Opportunity Fund       14,026        N/A        N/A
Municipal Bond Fund            2,402      5,825      7,240

NET UNDERWRITING COMMISSIONS

                               2004       2003       2002
                             -------    -------    -------
Diversified Income Fund      $47,885    $     0    $     0
High Yield Fund                7,592          0        144
Income Opportunity Fund       (6,005)       N/A        N/A
Municipal Bond Fund              450        249        191

COMPENSATION ON REDEMPTION

                               2004       2003       2002
                             -------    -------    -------
Diversified Income Fund      $29,503    $34,643    $ 5,524
High Yield Fund                6,051      6,552        217
Income Opportunity Fund        3,371        N/A        N/A
Municipal Bond Fund              912      1,201         10

The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the Securities and Exchange Commission. The Distributor has not acted as a broker.

Each Fund's Distribution Agreement is renewable annually either by the Funds' Board of Directors or by a vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the agreement or interested persons of any such party. The agreements may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interest of each respective Fund. In reaching a judgment relative to the qualifications of a broker or dealer to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or Sub-Adviser, including consideration of the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, its responsiveness (which includes such things as the willingness of the broker to commit capital and how accommodative the brokers representatives are), and its reliability and financial condition. The Funds do not anticipate that they will incur a significant amount of brokerage commissions because fixed income securities are generally traded on a "net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Funds will deal directly with the selling or purchasing principal without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. The Funds also may purchase portfolio securities in underwritings where the price includes a fixed underwriter's concession or discount. Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio transactions that require a broker may be directed to brokers who furnish investment information or research services to the Investment Manager or Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager or Sub-Adviser shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

In addition, brokerage transactions may be placed with broker/dealers who sell shares of the Funds managed by the Investment Manager or Sub-Adviser who may or may not also provide investment information and research services.

The Funds may buy securities from, or sell securities to, dealers acting as principals or market makers. Except as noted below, the Investment Manager or Sub-Adviser generally will not obtain investment information or research services in connection with such principal transactions. The Investment Manager and relevant Sub-Adviser, however, may obtain investment information or research services in connection with riskless principal transactions that are reported pursuant to certain NASD rules that ensure transparency as to security price and transaction charges, or in connection with transactions in other markets having regulations that ensure comparable transparency of security prices and charges. In addition, the Investment Manager and relevant Sub-Adviser may purchase investment information or research services in connection with investments in underwritten fixed price offerings consistent with the so-called "Papilisky" rules of the NASD.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager or Sub-Adviser, including other investment companies. In addition, the Investment Manager's parent company, SBL, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager or Sub-Adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager or Sub-Adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager and the Sub-Advisers not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its shareholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager or Sub-Adviser may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager or Sub-Adviser in an IPO. Brokerage commissions were paid by the Funds for the year ended December 31, 2004 in the amount of $2,217, December 31, 2003 in the amount of $225 and December 31, 2002 in the amount of $562.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central time) on each day that the Exchange is open for trading, which is Monday through Friday except for the following dates when the Exchange is closed in observance of Federal holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The determination is made by dividing the total value of the portfolio securities of each Fund, plus any cash or other assets (including dividends accrued but not collected), less all liabilities, by the number of shares outstanding of the Fund.

Securities listed or traded on a national securities exchange are valued at the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities, held by Diversified Income, High Yield Funds and Income Opportunity Fund, except as otherwise provided herein, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect fair market value. Valuations of the Funds' securities are supplied by a pricing service approved by the Board of Directors.

Valuations furnished by the pricing service with respect to Municipal Bond Fund's municipal securities are based upon appraisals from recognized municipal securities dealers derived from information concerning market transactions and quotations. Securities for which market quotations are readily available are valued at the last reported sale price, or, if no sales are reported on that day, at the mean between the latest available bid and asked prices. Securities for which market quotations are not readily available (which are expected to constitute the majority of Municipal Bond Fund's portfolio securities) are valued at the best available current bid price by the pricing service, considering such factors as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service. Municipal Bond Fund's taxable short-term securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are reported on that day, at the mean between the latest available bid and asked prices except that securities having 60 days or less remaining to maturity may be valued at their amortized cost as discussed below.

As discussed in the Funds' Prospectus and this Statement of Additional Information, the loans (including Senior Loans) in which Income Opportunity Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, such loan is fair valued. In fair valuing, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit quality and cash flow of issuer; information as to any transactions in or offers for the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the sub-adviser's and/or the market's assessment of the borrower's management; prospects for the borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry; borrower's ability to access additional liquidity through public and/or private markets; and other relevant factors. The Security Income Fund's officers, under the general supervision of the Board of Directors, will regularly review procedures used by, and valuations provided by, the pricing service for Income Opportunity Fund.

Cash Fund's securities are valued by the amortized cost valuation technique which does not take into consideration unrealized gains or losses. The amortized cost valuation technique involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Cash Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield on shares of Cash Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Cash Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors in Cash Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The use of amortized cost and the maintenance of Cash Fund's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Directors to present minimal credit risks and which are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Board of Directors to be of comparable quality.

The Board of Directors has established procedures designed to maintain Cash Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Fund's holdings by the Board of Directors at such intervals as they deem appropriate to determine whether the Fund's NAV calculated using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds -1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of some instruments in Cash Fund's portfolio prior to maturity to shorten average Fund maturity or withholding dividends. Cash Fund will use its best efforts to maintain a constant NAV per share of $1.00. See "Security Cash Fund" and "Dividends and Taxes." Since dividends from net investment income will be accrued daily and paid monthly, the NAV per share of Cash Fund will ordinarily remain at $1.00, but the Fund's daily dividends will vary in amount.

Diversified Income Fund, High Yield Fund, Income Opportunity Fund and Municipal Bond Fund may use the amortized cost valuation technique utilized by Cash Fund for high quality securities with maturities of 60 days or less. In addition, Diversified Income, High Yield, Income Opportunity and Municipal Bond Funds may use a similar procedure for such securities having 60 days or less remaining to maturity with the value of the security on the 61st day being used rather than the cost.

HOW TO REDEEM SHARES

A shareholder may redeem shares at the NAV next determined after such shares are tendered for redemption. The amount received may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption.

Shares will be redeemed on request of the shareholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of share ownership are subject to the same requirements. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, shareholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Income Fund provide that the Board of Directors, without the vote or consent of the shareholders, may adopt a plan to redeem at NAV all shares in any shareholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 50 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a shareholder before involuntary redemption, and that the shareholder will have at least six months from the date of notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

The amount due on redemption, will be the NAV of the shares next computed after the redemption request in proper order is received by a Fund or its agent, less any applicable deferred sales charge, and, in the case of the Income Opportunity Fund Class A Shares, any applicable redemption charge. In addition, shareholders of Cash Fund will receive any undistributed dividends, including any dividend declared on the day of the redemption. Payment of the redemption price will be made by check (or by wire at the sole discretion of the Investment Manager if wire transfer is requested, including name and address of the bank and the shareholder's account number to which payment is to be wired) within seven days after receipt of the redemption request in proper order. The check will be mailed to the shareholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered) or by express mail, if requested, will be at a charge of $20, which will be deducted from the redemption proceeds. Redemption proceeds can be sent by electronic funds transfer, free of charge, to the shareholder's bank account.

Cash Fund offers redemption by check. If blank checks are requested on the Check Writing Request form, the Fund will make a supply available. Checks for the Cash Fund may be drawn payable to the order of any payee (not to cash) in any amount of $100 or more. Checks may be cashed or deposited like any other check drawn on a bank. When a check is presented to the Fund for payment, it will redeem sufficient full and fractional shares to cover the check. Such shares will be redeemed at the price next calculated following receipt of any check which does not exceed the value of the account. The price of Cash Fund shares may fluctuate from day-to-day and the price at the time of redemption, by check or otherwise, may be less than the amount invested. Any check presented for payment which is more than the value of the account will be returned without payment, marked "Insufficient Funds." A shareholder does not have the right to place stop pay orders on Cash Fund checks written. However, the Fund may, at its discretion, agree to use reasonable efforts to honor such requests. In the event that the Fund undertakes to stop a check, its only obligation will be to use reasonable efforts to do so and neither the Fund nor the Investment Manager will be responsible for any loss or damage resulting from the inability to stop payment on a check written by a shareholder. Each new shareholder will initially receive twelve checks free of charge and such additional checks as may be required. Since the amount available for withdrawal fluctuates daily, it is not practical for a shareholder to attempt to withdraw the entire investment by check. The Fund reserves the right to terminate this service at any time with respect to existing as well as future shareholders. Redemption by check is not available if any shares are held in certificate form or if shares being redeemed have not been on the Fund's books for at least 15 days.

When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge and/or redemption charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the NYSE is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received in good order, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor may cause payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from broker/dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans.")

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares, which may take up to 15 days from the purchase date.

Municipal Bond Fund's Articles of Incorporation provide that, in order to minimize expenses, the Fund may, pursuant to a resolution of the Board of Directors, adopt a procedure whereby it would redeem shareholder accounts in which there are fewer than 50 shares (or such lesser amount as the board determines) after having given the shareholders at least 60 days' written notice and an opportunity to increase the account to at least 50 shares. This procedure can be implemented only after six months' prior notice to all shareholder that the procedure will be put into effect. The Board of Directors has no present plan to implement an involuntary redemption procedure.

TELEPHONE REDEMPTIONS -- Shareholders of the Funds may redeem uncertificated shares in amounts up to $25,000 by telephone request, provided that the shareholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization. Once authorization has been received by the Investment Manager, a shareholder may redeem shares by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A shareholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the

Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and shareholders should make redemptions by mail as described under "How to Redeem Shares."

REDEMPTION/EXCHANGE CHARGE - INCOME OPPORTUNITY FUND -- The activities of investors who engage in frequent, short-term trading of a Fund's shares may be detrimental to shareholders. As the Income Opportunity Fund may be particularly vulnerable to the activities of such investors, a redemption charge of 2% will be charged with respect to any Class A shares of the Income Opportunity Fund redeemed or exchanged 90 days or less after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, or (3) redemptions in an amount less than $10,000.

For convenience, the redemption charge is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Income Opportunity Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

HOW TO EXCHANGE SHARES

Pursuant to arrangements with the Distributor, shareholders of the Funds may exchange their shares for shares of another of the Funds, or for shares of the other mutual funds distributed by the Distributor. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.

Shares of the Diversified Income Fund, High Yield Fund, Income Opportunity Fund and Municipal Bond Fund may be exchanged for shares of the same class of another of the funds distributed by the Distributor or for shares of Cash Fund, which offers a single class of shares. Any applicable contingent deferred sales charge will be calculated from the date of the initial purchase without regard to the period of time during which shares were held in Cash Fund. No service fee is presently imposed on such exchanges; however, any applicable redemption charge will be imposed on an exchange of Income Opportunity Fund Class A shares held for 90 days or less.

Because Cash Fund does not impose a sales charge in connection with sales of its shares, any exchange of Cash Fund shares acquired through direct purchase or reinvestment of dividends will be based upon the respective NAVs of the shares involved next determined after the exchange is accepted, and a sales charge will be imposed equal to the sales charge that would be applicable if the shareholder were purchasing shares of the other Fund involved for cash. The amount of such sales charge will be paid by Cash Fund on behalf of the exchanging shareholder directly to the Distributor and the NAV of the shares being exchanged will be reduced by a like amount.

Shareholders making such exchanges must provide the Investment Manager with sufficient information to permit verification of their prior ownership of shares of one of the other Security Funds. Shares of Cash Fund begin earning dividends on the day after the date an exchange into such shares is effected. Any such exchange is subject to the minimum investment and eligibility requirements of each Fund. No service fee is presently imposed on such an exchange.

Exchanges may be accomplished by submitting a written request to the Investment Manager, One Security Benefit Place, Topeka, Kansas 66636-0001. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee would be in addition to any of the sales or other charges referred to above but may be avoided by making exchange requests directly to the Investment Manager. Due to the high cost of exchange activity and the maintenance of accounts having a net value of less than $100, Cash Fund reserves the right to totally convert the account if at any time an exchange request results in an account being lowered below the $100 minimum.

An exchange of shares, as described above, may result in the realization of a capital gain or loss for federal income tax purposes, depending on the cost or other value of the shares exchanged. No representation is made as to whether gain or loss would result from any particular exchange or as to the manner of determining the amount of gain or loss. (See "Dividends and Taxes.") Before effecting any exchange described herein, the investor may wish to seek the advice of a financial or tax adviser.

Exchanges of shares of the Funds may be made only in jurisdictions where shares of the fund being acquired may lawfully be sold. More complete information about the other Security Funds, including charges and expenses, are contained in the current prospectus describing each fund. Shares that you may acquire pursuant to such exchanges may be offered in other prospectuses than the shares you are contemplating exchanging, and you may pay different fees, charges or expenses than those you are paying on the shares you are contemplating exchanging. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.

The exchange privilege may be changed or discontinued any time at the discretion of the management of the Funds upon 60 days' notice to shareholders. The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds upon notice to shareholders, this privilege may be changed or discontinued at any time.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at (800) 888-2461, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the NYSE (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone. The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions, if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the

Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

It is the policy of Diversified Income, High Yield and Municipal Bond Funds to pay dividends from net investment income monthly. It is the policy of the Funds to make distributions of realized capital gains (if any) in excess of any capital losses and capital loss carryovers at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B and Class C shares, generally will be higher and as a result, income distributions paid by the Funds with respect to Class B and Class C shares generally will be lower than those paid with respect to Class A shares. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder's bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

Income Opportunity Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business. Such dividends are automatically credited to shareholder accounts. Unless shareholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the NAV on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month.

Cash Fund's policy is to declare daily dividends of all of its net investment income each day the Fund is open for business, increased or decreased by any realized capital gains or losses. Such dividends are automatically credited to shareholder accounts. Unless shareholders elect to receive cash, they will receive such dividends in additional shares on the first business day of each month at the NAV on that date. If cash is desired, investors may indicate so in the appropriate section of the application and checks will be mailed within five business days after the beginning of the month. The amount of dividend may fluctuate from day to day. If on any day net realized or unrealized losses on portfolio securities exceed Cash Fund's income for that day and results in a decline of NAV per share below $1.00, the dividend for that day will be omitted until the NAV per share subsequently returns to $1.00 per share.

The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains by Income Fund or Cash Fund are taxable as ordinary income whether received in cash or reinvested in additional shares. To the extent that Municipal Bond Fund's dividends are derived from interest on its temporary taxable investments or from an excess of net short-term capital gain over net long-term capital loss, its dividends are taxable as ordinary income whether received in cash or reinvested in additional shares. Such dividends do not qualify for the dividends-received deduction for corporations.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Because Cash Fund normally will not invest in securities having a maturity of more than one year, it should not realize any long-term capital gains or losses. Advice as to the tax status of each year's dividends and distributions will be mailed annually.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Municipal Bond Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal tax. To the extent that Municipal Bond Fund's dividends distributed to shareholders are derived from earnings on interest income exempt from federal tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Municipal Bond Fund will inform shareholders annually as to the portion of that year's distributions from the Fund which constituted "exempt-interest dividends."

Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuer. Neither the Investment Manager nor Municipal Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the basis of such opinions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on future issues of municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by Municipal Bond Fund and the value of the Fund's portfolio would be affected. In that event, the Directors would reevaluate the Fund's investment objective and policies.

Interest on certain types of private activity bonds (for example, obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code. The term "substantial user" generally includes any "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds. Municipal Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by those bonds or "related persons" of substantial users.

Generally, an individual will not be a related person of a substantial user under the Code unless the person or his immediate family (spouse, brothers, sisters and lineal descendants) directly or indirectly owns in the aggregate more than 50% in value of the equity of the substantial user.

In order to ensure that the interest on municipal securities subject to puts in tax-exempt to the Municipal Bond Fund, the Fund will limit its use of puts in accordance with current interpretations or rulings of the Internal Revenue Service (IRS). The IRS has issued a ruling (Rev. Rul. 82-144) in which it determined that a regulated investment company was the owner, for tax purposes, of municipal securities subject to puts (with the result that interest on those securities would not lose its tax-exempt status when paid to the company). The IRS position in Rev. Rul. 82-144 relates to a particular factual situation, in which (i) the price paid for the puts was in addition to the price of the municipal securities subject to the puts, (ii) the puts established the price at which the seller must repurchase the securities, (iii) the puts were nonassignable and terminated upon disposal of the underlying securities by the fund, (iv) the puts were for periods substantially less than the terms of the underlying securities, (v) the puts did not include call arrangements or restrict the disposal of the underlying securities by the fund and gave the seller no rights to the underlying securities, (vi) the securities were acquired by the fund for its own account and not as security for a loan from the seller, and (vii) the primary purpose of the puts was to increase fund liquidity rather than to shift risk of loss.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings," referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Fund, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Municipal Bond Fund.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending upon the shareholders' basis in their shares. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to shareholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders at the same rates as ordinary income. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

Up to 85% of an individual's Social Security benefits and certain railroad retirement benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any exempt-interest dividends received from Municipal Bond Fund, is used to calculate the portion of Social Security benefits that is taxed.

Under the Internal Revenue Code, a shareholder may not deduct all or a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Each Fund generally will be required to withhold federal income tax at a rate of 28% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder's correct taxpayer identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution would be disadvantageous because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the dividends or distributions. In addition all or a portion of such dividends or distributions, although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under a recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, if certain conditions are met.

REITS -- The High Yield Fund may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The High Yield Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the High Yield Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporation, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

REDEMPTION CHARGE -- For convenience, the redemption charge applicable to Class A shares of the Income Opportunity Fund is referred to as a charge, but the overall arrangement in fact calls for payment in exchange for shares at 98% of net asset value. It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption charge are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which the Income Opportunity Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest the Income Opportunity Fund's tax treatment of this arrangement on this basis or for other reasons.

BACKUP WITHOLDING -- The Funds are required by law to withhold 28% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification number, or who are otherwise subject to the backup withholding provisions of the Code.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax adviser before purchasing Municipal Bond Fund shares. (See above.) Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of Income and Municipal Bond Funds provide for the issuance of shares of common stock in one or more classes or series and the Articles of Cash Fund provide for the issuance of stock in one or more series.

Income Fund has authorized the issuance of an indefinite number of shares of capital stock of $1.00 par value and currently issues its shares in three series, Diversified Income Fund, High Yield Fund, Income Opportunity and Capital Preservation Fund. The shares of each Series of Income Fund represent a pro rata beneficial interest in that Series' net assets and in the earnings and profits or losses derived from the investment of such assets. Municipal Bond and Cash Funds have not issued shares in any additional series at the present time. Municipal Bond and Cash Funds have authorized the issuance of an indefinite number of shares of capital stock of $0.10 par value.

Municipal Bond Fund currently issues two classes of shares. Diversified Income Fund, High Yield Fund and Income Opportunity currently issue three classes of shares. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares of Diversified Income, High Yield, Income Opportunity, Municipal Bond and Cash Funds will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

On certain matters, such as the election of directors, all shares of the Series of Income Fund vote together with each share having one vote. On other matters affecting a particular Series, such as the investment advisory contract or the fundamental policies, only shares of that Series are entitled to vote, and a majority vote of the shares of that

Series is required for approval of the proposal.

The Funds do not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove directors from office by vote cast in person or by proxy at a meeting of shareholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106 acts as the custodian for the portfolio securities of Diversified Income Fund, High Yield Fund, Municipal Bond Fund and Cash Fund. State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Income Opportunity Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143 has been selected by the Funds to serve as the Funds' independent registered public accounting firm, and as such, will perform the annual audit of each Fund's financial statements.

PERFORMANCE INFORMATION

The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as yield for each of the Funds, effective yield for Cash Fund, taxable equivalent yield for Municipal Bond Fund and average annual total return and aggregate total return for Municipal Bond and Income Funds.

For Cash Fund, the current yield will be based upon the seven calendar days ending on the date of calculation ("the base period"). The total net investment income earned, exclusive of realized capital gains and losses or unrealized appreciation and depreciation, during the base period, on a hypothetical pre-existing account having a balance of one share will be divided by the value of the account at the beginning of that period. The resulting figure ("the base period return") will then be multiplied by 365/7 to obtain the current yield.

Investors should recognize that investment in Cash Fund is not guaranteed or insured by any state, federal or government agency or by any other person.

There is no assurance that a yield quoted will remain in effect for any period of time. Inasmuch as certain estimates must be made in computing average daily yield, actual yields may vary and will depend upon such factors as the type of instruments in the Fund's portfolio, the portfolio quality and average maturity of such instruments, changes in interest rates and the actual Fund expenses. Yield computations will reflect the expense limitations described in this Prospectus under "Investment Manager."

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in Diversified Income Fund, High Yield Fund or Municipal Bond Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P(1 + T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of the maximum initial sales load in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The aggregate total return for Income and Municipal Bond Funds is calculated for any specified period of time pursuant to the following formula:

                                P(1 + T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All aggregate total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of total return that do not reflect deduction of the sales load which, if reflected, would reduce the total return data quoted.

The Funds may also quote after-tax total returns and tax efficiency. After-tax returns show the Funds' annualized after-tax total returns for the time period specified. After-tax returns with redemptions show the Funds' annualized after-tax total return for the time period specified plus the tax effects of selling your shares of the Funds at the end of the period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

Tax Efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those advertised by the Funds. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Quotations of average annual total return (after taxes on distributions) will be calculated pursuant to the following formula:

                                 P(1+T)(n) =ATRD

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions), n= number of years, ATRD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Quotations of average annual total return (after taxes on distributions and redemptions) will be calculated pursuant to the following formula:

                                P(1+T)(n) =ATRDR

Where P= hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions and redemptions, n= number of years, ATRDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions.

Quotations of yield, tax-equivalent yield, average annual total return and aggregate total return will reflect only the performance of a hypothetical investment during the particular time period shown. Such quotations will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

RETIREMENT PLANS

Diversified Income, High Yield, Income Opportunity and Cash Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), Roth IRAs, SIMPLE IRAs, several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans, and Section 403(b) custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

Purchases of Diversified Income, High Yield, Income Opportunity and Cash Fund shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. Shares owned under any of the plans have full dividend and redemption privileges. Depending upon the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

Security Management Company, LLC is available to act as custodian for IRAS and 403(b) custodial account plans on a fee basis. In 2003, UMB Bank, n.a. began serving as custodian of the plans. For IRAs, Roth IRAs, SIMPLE IRAs, and Simplified Employee Pension (SEP) plans, service fees for such custodial services currently are $10 for annual maintenance of the account. Service fees for Section 403(b) Retirement Plans are set forth in "403(b) Retirement Plans." Service fees for other types of plans will vary. These fees may be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company or other affiliates for additional charges.

Retirement investment programs involve commitments covering future years. It is important that the investment objective and structure of Diversified Income, High Yield, Income Opportunity and Cash Funds be considered by the investors for such plans. Investments in insurance and annuity contracts also may be purchased in addition to shares of the Funds.

A brief description of the available tax-qualified retirement plans is provided below. However, the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans. Because Municipal Bond Fund's investment objective is to obtain a high level of interest income exempt from federal taxes, Municipal Bond Fund is not an appropriate investment for retirement plans.

Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual Retirement Account Custodial Agreements are available to provide investment in shares of Diversified Income, High Yield, Income Opportunity and/or Cash Funds, or in other funds in the Security Funds. An individual may initiate an IRA through the Distributor by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account. For further information regarding the establishment of an IRA, please refer to IRS Publication 590 and consult your tax adviser.

TRADITIONAL IRAS. In general, if you are under age 70-1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions of 100% of your earned income under current tax law or the applicable dollar amount as shown in the table below, whichever is less:

  TAX YEAR                 AMOUNT
  --------                 ------
2005 - 2007                $4,000
2008 and thereafter        $5,000

The $5,000 limit will be adjusted for inflation in $500 increments for tax years generally beginning after the 2008 tax year. Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to the lesser of the applicable sum set forth in the table above, or the sum of (i) your taxable compensation and (ii) the taxable compensation of your spouse, reduced by the amount of his or her (Roth or traditional) IRA contribution for the year. If you are age 50 or over, you may make an additional catch up contribution to your Traditional IRA of $500 during the tax years of 2003 - 2005, or $1,000 for the 2006 tax year or any year thereafter. This means that the total combined contributions that can be made for the year to your IRA and your spouse's IRA can be as much as $6,000 in 2003 ($6,500 if only one of you is 50 or older or $7,000 if both of you are 50 or older). If both of you and your spouse have compensation and are under age 70-1/2, you both cannot participate in the same account. Amounts contributed to a Traditional IRA generally may be deductible for federal income tax purposes. However, if either you or your spouse are covered by an employer-sponsored retirement plan, the amount you can deduct may be reduced or eliminated depending on your income status. If you do not know whether your employer maintains a retirement plan or whether you are covered under the plan, contact your employer or tax adviser. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above. In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from a qualified retirement plan (such as a pension or profit-sharing plan, a 401(k) plan, a 403(b) tax-sheltered annuity, or a 457 deferred compensation plan maintained by a governmental entity) or another Traditional IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions. Consult your professional tax adviser for complete details on Traditional IRAS.

Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may contribute sums annually to a Roth IRA equal to the lesser of 100% of earned income or the applicable dollar amount shown in the table below:

    TAX YEAR          AMOUNT
    --------          ------
2005 - 2007           $4,000
2008 and thereafter   $5,000

However, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts. The maximum amount you may contribute will also be reduced by any amounts that you contribute to a traditional IRA. If you are age 50 or over, you may make an additional catch up contribution to your Roth IRA of $500 during the tax years of 2003-2005 or $1,000 if it is during the 2006 tax year or any year thereafter. If certain requirements are met you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your professional tax adviser for complete details on Roth IRAS.

COVERDELL EDUCATION SAVINGS ACCOUNTS

A Coverdell Education Savings Account is a trust or custodial account created for the purpose of paying the qualified elementary, secondary, and higher education expenses of a designated beneficiary, i.e., a child under the age of 18 (or a special needs beneficiary) at the time of the contributions. In general, for elementary and secondary schools, qualified education expenses include expenses incurred while the beneficiary is in attendance or enrolled at an elementary or secondary school (i.e., kindergarten through grade 12, as defined by state law). The school may be either a public, private or religious school. Elementary and secondary education expenses include expenses for tuition, fees, books, supplies and equipment, academic tutoring, purchase of computer technology or equipment or Internet access or related services; and expenses for room and board, uniforms, transportation and supplementary items and services as required or provided by the school. Qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary of the Coverdell Education Savings Account to attend an eligible educational institution. Any individual may make contributions to a Coverdell Education Savings Account so long as his or her modified adjusted gross income does not exceed maximum IRS limits, as applicable. The maximum total contributions that may be made to a Coverdell Education Savings Account for each child is $2,000 per year. This limit is reduced for single taxpayers with modified adjusted gross income between $95,000 and $110,000 and between $190,000 and $220,000 for married taxpayers filing joint returns. Individuals with adjusted gross income above these amounts may not contribute to a Coverdell Education Savings Account. Generally, amounts may be rolled over from a Coverdell Education Savings Account to another Coverdell Education Savings Account established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from Coverdell Education Savings Accounts to pay qualified elementary, secondary, and higher education expenses. Other withdrawals generally will be subject to tax. Because these rules are complex, you should consult your professional tax adviser for complete details on Coverdell Education Savings Accounts.

SIMPLE IRAS

In general, a Savings Incentive Match Plan for Employees ("SIMPLE") plan may be established by an employer with 100 or fewer employees, and generally must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as "elective deferrals.") Elective deferrals are based on a stated percentage of the employee's compensation, and are limited to the applicable dollar amount per year as shown in the table below:

    TAX YEAR          DEFERRED AMOUNT
    --------          ---------------
2005 and thereafter       $10,000

The $10,000 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2005 tax year. If you are age 50 or over, catch up contributions can be made to your SIMPLE IRA in an amount up to the lesser of
(i) your compensation for the tax year, reduced by all of your elective deferrals that were made to other plans, or (ii) the applicable dollar amount as shown in the table below:

                          ADDITIONAL
    TAX YEAR            CATCH UP AMOUNT
    --------            ---------------
2005                        $2,000
2006 and thereafter         $2,500

The $2,500 limit will be adjusted for inflation in $500 increments for tax years beginning after the 2006 tax year. In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee's elective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee (subject to reduction and to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer. SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years. The rules governing the establishment and operation of a SIMPLE plan are complicated, and any employer wishing to establish a SIMPLE plan should consult with its tax adviser.

PENSION AND PROFIT-SHARING PLANS

Prototype pension or profit-sharing plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from Security Distributors, Inc.

403(b) RETIREMENT PLANS

Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may participate in custodial account plans funded by their employers with shares of Diversified Income, Income Opportunity and/or High Yield Funds or other funds in the Security Funds in accordance with Code Section 403(b). Class A shares may not be available to custodial account plans of the Investment Manager opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial account plan is $50. An annual administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.

Section 403(b) plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate, the time when distributions may commence, and the number and amount of any loans requested. Because these rules are complex, you should consult with a tax adviser for complete details.

SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS

A Simplified Employee Pension Plan ("SEP") are IRAS that are created in connection with a written plan established and maintained by an employer. SEP-IRAs must be created for each qualifying employee of the employer under the terms of the SEP. SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees. In general, SEP-IRAs are subject to an overall annual limitation on contributions equal to the lesser of 25% of each participant's salary, or $40,000. Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. The rules governing the establishment and operation of a SEP-IRA are complicated, and any employer wishing to establish a SEP-IRA should consult with its tax adviser.

FINANCIAL STATEMENTS

The financial statements of the Funds, which are contained in the Funds' audited Annual Report dated December 31, 2004 for the fiscal year ended December 31, 2004, are incorporated herein by reference, including notes thereto and independent registered public accounting firm's report thereon. Copies of the Annual Report are provided to every person requesting the Statement of Additional Information.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a)   Articles of Incorporation(1)

(b)   By-laws(6)

(c) Specimen copy of share certificate for Registrant's shares of capital stock(6)

(d)   (1)   Investment Advisory Contract(6)

      (2)   Sub-Advisory Agreement(5)

(e)   (1)   Distribution Agreement(1)

      (2)   Class B Distribution Agreement(2)

      (3)   Underwriter-Dealer Agreement(4)

(f)   Form of Non-Qualified Deferred Compensation Plan(3)

(g)   Custodian Agreement - UMB Bank, n.a.(10)

(h)   Administrative Services and Transfer Agency Agreement(11)

(i)   Legal Opinion(9)

(j)   Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)   Not applicable

(l)   Not applicable

(m)   (1)   Class A Distribution Plan(11)

      (2)   Class B Distribution Plan(11)

      (3)   Shareholder Service Agreement(8)

(n)   Security Funds Multiple Class Plan(12)

(o)   Reserved

(p)   Code of Ethics

      (1) Security Funds, Security Management Company, LLC ("SMC"), and Security Distributors, Inc.(7)

      (2)   Sub-Adviser Code of Ethics - Salomon Brothers Asset Management,
            Inc.(9)

(q)   Powers of Attorney(13)

-------------
(1) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 2-73223 (filed April 30, 1998).

(2) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 17 to Registration Statement No. 2-73223 (filed February 27, 1998).

(3) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 16 to Registration Statement No. 2-73223 (filed April 30, 1997).

(4) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 70 to Registration Statement No. 2-38414 (filed April 12, 2001).

(5) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 19 to Registration Statement No. 2-73223 (filed April 29, 1999).

(6) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 2-73223 (filed February 28, 2000).

(7) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement No. 2-19458 (filed November 20, 2000).

(8) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 (filed January 11, 2002).

(9) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 2-73223 (filed April 12, 2001).

(10) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendement No. 73 to Registration Statement No. 2-38414 (filed January 10, 2003).

(11) Incorporated herein by reference to the Exhibits filed with the Registrant's Post Effective Amendment No. 23 to Registration Statement No. 2-73223 (filed April 8, 2002).

(12) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post Effective Amendment No. 93 to the Registration Statement No. 2-19458 (filed November 15, 2002)


(13) Incorporated herein by reference to the Exhibits filed with SBL Fund's Post Effective Amendment No.49 to the Registration Statement No. 2-59353 (filed February 11, 2005)


Item 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

Item 25. Indemnification.

A policy of insurance covering Security Management Company, LLC, its affiliates, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides as follows:

30. Indemnification and Liability of Directors and Officers. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

      No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a director or officer of the Corporation or of any other corporation which he serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

      In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On April 22, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

      "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

      A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

      B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

      D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business or Other Connections of Investment Adviser

Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8008) filed under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, are included in their application for registration as investment adviser on Form ADV for Salomon Brothers Asset Management, Inc. (File No. 801-32046).

Item 27. Principal Underwriters

(a)   Security Equity Fund
      Security Mid Cap Growth Fund
      Security Large Cap Value Fund
      Security Income Fund
      SBL Fund
      Security Financial Resources Collective Investments,  LLC
      Variflex Variable Annuity Account (Variflex)
      Variflex Variable Annuity Account (Variflex ES)
      SBL Variable Life Insurance Account (Varilife)
      SBL Variable Annuity Account VIII (Variflex LS)
      SBL Variable Annuity Account VIII (Variflex Signature)
      SBL Variable Annuity Account VIII (Variflex Extra Credit)
      SBL Variable Annuity Account XI (Scarborough Advantage Variable Annuity) SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (NEA Valuebuilder)
      SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
      SBL Variable Annuity Account XIV (Security Benefit Advisor Variable
        Annuity)
      SBL Variable Annuity Account XIV (AEA Variable Annuity)
      SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)

(b)            (1)                       (2)                             (3)
       Name and Principal         Position and Offices         Position and Offices
       Business Address*           with Underwriter              with Registrant
      --------------------        ---------------------------  ----------------------
      Gregory J. Garvin           President and Director       None
      John D. Cleland             None                         Chairman of the Board
                                                               and Director
      Micheal G. Odlum            Director                     President and Director

      Amy J. Lee                  Secretary                    Secretary
      Tamara L. Brownfield        Treasurer                    None
      Brenda M. Harwood           Vice President and Director  Treasurer
      Frank Memmo                 Director                     None
      Richard J. Wells            Director                     None

-----------
      * For all persons listed, the principal address is One Security Benefit Place, Topeka, Kansas 66636-0001

(c) Not applicable.

Item 28. Location of Accounts and Records.

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas 66636-0001 and Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York 10013. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, n.a., 928 Grand Avenue, Kansas City, Missouri 64106.

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("1933 Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement under Rule 485(b) under the 1933 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 29th day of April 2005. .

                                       SECURITY MUNICIPAL BOND FUND
                                       (the Registrant)

                                       By:  /s/ MICHAEL G. ODLUM
                                       ----------------------------------------
                                       Michael G. Odlum, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 29th day of April 2005.

John D. Cleland                        SECURITY MUNICIPAL BOND FUND
Chairman of the Board and Director

Donald A. Chubb, Jr.                By:     /s/ MICHAEL G. ODLUM
Director                               -----------------------------------------
                                       Michael G. Odlum, as President &
Harry W. Craig, Jr.                    Director, and as Attorney-In-Fact for the
Director                               Officers and Directors Whose Names
                                       Appear Opposite

Penny A. Lumpkin                        /s/ BRENDA M. HARWOOD
Director                               -----------------------------------------
                                       Brenda M. Harwood, Treasurer
                                       (Principal Financial Officer)

Maynard Oliverius
Director

                          SECURITY MUNICIPAL BOND FUND

                                  Exhibit Index

Exhibit No.

(j)   Consent of Independent Registered Public Accounting Firm